                              COMFORCE CORPORATION
                               2001 MARCUS AVENUE
                         LAKE SUCCESS, NEW YORK  11042

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 1996

     As a stockholder of COMFORCE Corporation (the "Company"), you are invited to be present, or represented by proxy, at the Annual Meeting of Stockholders, to be held at 395 North Service Road, Melville, New York on October 28, 1996 at 2:00 p.m., New York City time, and any adjournments thereof, for the following purposes:

1. To elect Michael Ferrentino, Dr. Glen Miller, Keith Goldberg and Richard Barber to the Board of Directors of the Company for terms of one (1) year. See "Proposal No. 1--Election of Directors" in the Proxy Statement.

2. To ratify the Company's issuance of 3,091,302 shares of its Common Stock and its agreement to issue 796,782 additional shares to certain individuals in consideration of their agreement to act as officers of or consultants to the Company to assist the Company in developing a technical staffing business. See "Proposal No. 2--Ratification of the Issuance of Stock to Certain Persons" in the Proxy Statement.

3. To ratify the Company's entering into the technical staffing business and exiting the fashion jewelry business and transactions related thereto, including (i) its acquisition of all of the capital stock of Spectrum Global Services, Inc. (formerly d/b/a YIELD Global and, following its acquisition by the Company, renamed COMFORCE Global, Inc.), (ii) its issuance of 1,946,667 shares of its Common Stock plus detachable warrants to purchase 973,333 shares of its Common Stock in a private placement, (iii) if determined by management to be necessary or appropriate, its issuance of 100,000 shares and 150,000 shares, respectively, of its Common Stock to ARTRA GROUP Incorporated, an affiliate of the Company ("ARTRA"), and Peter
    R. Harvey, formerly a director of the Company, in consideration of their guarantees in connection with the transactions, (iv) its exchange of 100,000 shares of its Common Stock to ARTRA for the 9,701 shares of the Company's Series C Preferred Stock held by ARTRA, and (v) its disposition of its discontinued fashion jewelry operations. See "Proposal No. 3--Ratification of the COMFORCE Global Transactions" in the Proxy Statement.

4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,000,000 shares to 100,000,000 shares of Common Stock and from 1,000,000 shares to 10,000,000 shares of Preferred Stock. See "Proposal No. 4-- Amendment to the Company's Certificate of Incorporation to Increase Authorized Capital Stock" in the Proxy Statement.

5. To approve an amendment to the Company's Certificate of Incorporation to eliminate cumulative voting. See "Proposal No. 5--Amendment to the Company's Certificate of Incorporation to Eliminate Cumulative Voting" in the Proxy Statement.

6. To amend the Company's Long-Term Stock Investment Plan (i) to increase the maximum number of shares which may be issued under such Plan from 1,500,000 to 4,000,000 shares, (ii) to provide for the grant of options to non-employee directors, and (iii) in various other respects, principally designed to permit the Plan administrator additional flexibility in structuring option grants. See "Proposal No. 6--Amendments to Stock Option Plan" in the Proxy Statement.

7. To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 1996. See "Proposal No. 7--Selection of Auditors" in the Proxy Statement.

8. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on September 23, 1996 are entitled to vote at the Annual Meeting of Stockholders and all adjournments thereof. Since a majority of the outstanding shares of the Company's Common Stock must be represented at the meeting in order to constitute a quorum, all stockholders are urged either to attend the meeting or to be represented by proxy.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE. Your vote is important regardless of the number of shares you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.


                                By Order of the Board of Directors



                                Christopher P. Franco, Secretary

September 30, 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary....................................................................    3

Proposal No. 1 - Election of Directors.....................................    4

Information Concerning Directors and Nominees..............................    4

Proposal No. 2 - Ratification of the Issuance of Stock to Certain Persons..    6

Proposal No. 3 - Ratification of the COMFORCE Global Transactions..........    7

Proposal No. 4 - Amendments to the Company's Certificate of Incorporation
                        to Increase Authorized Capital Stock...............   10

Proposal No. 5 - Amendments to the Company's Certificate of Incorporation
                        to Eliminate Cumulative Voting.....................   13

Proposal No. 6 - Amendments to Stock Option Plan...........................   15

Proposal No. 7 - Selection of Auditors.....................................   20

Description of Business....................................................   21

Selected Historical and Pro Forma Financial Information....................   29

Management's Discussion and Analysis of Financial
Condition and Results of Operation.........................................   37

Information Regarding Executive Officers...................................   44

Executive Compensation.....................................................   45

Market Price of the Company's Common Stock.................................   50

Dividends..................................................................   50

Principal Stock Holders....................................................   50

Transactions with Management and Others....................................   53

Stockholders' Proposals....................................................   57

General and Other Matters..................................................   57

Annex F - Financial Statements.............................................  F-1

Annex A - Proposed Amendment to Long-Term Stock Investment Plan............  A-1

                              COMFORCE CORPORATION
                               2001 MARCUS AVENUE
                          LAKE SUCCESS, NEW YORK 11042

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1996

                                PROXY STATEMENT

     This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about October 3, 1996, are furnished in connection with the solicitation by the Board of Directors of COMFORCE Corporation, a Delaware corporation (the "Company" or "COMFORCE"), of proxies to be voted at the annual meeting of stockholders to be held at 395 North Service Road, Melville, New York on October 28, 1996 at 2:00 p.m., New York City time, and any adjournments thereof.

     Holders of record of the Company's Common Stock and Series E Convertible Preferred Stock ("Series E Preferred Stock") at the close of business on September 23, 1996 (the "record date") will be entitled to vote at the Annual Meeting. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may abstain from voting or may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, EACH PROPERLY EXECUTED PROXY WILL BE VOTED, AS SPECIFIED BELOW.

      Holders of Common Stock will be entitled to one vote for each share then held. Holders of Series E Preferred Stock will be entitled to 100 votes for each share then held, such votes to be voted on a combined basis with the Common Stock and not on a class basis. On the record date, there were 9,632,032 shares of Common Stock of the Company outstanding and 8,871 shares of Series E Preferred Stock outstanding. Accordingly, shares representing 10,519,132 votes may be cast for the proposals presented at the meeting. Each stockholder may vote in person or by proxy, with the privilege of cumulative voting in connection with the election of directors. Cumulative voting means each stockholder shall be entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. The stockholder may cast all of such votes for a single nominee for director or any two or more of them as the stockholder sees fit. The Company has not adopted any pre-conditions to the exercise of cumulative voting for directors. The Board of Directors is soliciting discretionary authority to cumulate votes.

     All proxies may be revoked and execution of the accompanying proxy will not affect a stockholder's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy. Any stockholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy. A majority of all of the issued and outstanding shares of the Company's Common Stock is required to be present in person or by proxy to constitute a quorum. Directors are elected by a plurality. The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve or adopt the other proposals presented to the meeting.

     This Proxy Statement is being solicited by the Board of Directors of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, Proxy Statement and Proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram or in person without additional compensation therefor.

                                    SUMMARY


     The following summary is qualified in its entirety by the more detailed information and financial statements appearing elsewhere in this Proxy Statement, in the Annexes hereto and the document referred to herein, to which reference is made for a complete statement of the matters discussed below.

     This Proxy Statement contains proposals with respect to action to be voted upon by the stockholders of the Company at the Annual Meeting of Stockholders. These proposals are as follows:

Election of Directors

To elect Michael Ferrentino, Dr. Glen Miller, Keith Goldberg and Richard Barber to the Board of Directors of the Company for terms of one (1) year. See "Proposal No. 1--Election of Directors."

Ratification of Stock Awards

To ratify the Company's issuance of 3,091,302 shares of its Common Stock and its agreement to issue 796,782 additional shares to certain individuals in consideration of their agreement to manage the Company's entry into and development of a technical staffing business. See "Proposal No. 2--Ratification of the Issuance of Stock to Certain Persons."

Ratification of Certain Transactions

To ratify the Company's entering into the technical staffing business and exiting the fashion jewelry business and transactions related thereto, including
(i) its acquisition of all of the capital stock of Spectrum Global Services, Inc. (formerly d/b/a YIELD Global and, following its acquisition by the Company, renamed COMFORCE Global Inc. ("COMFORCE Global")), (ii) its issuance of 1,946,667 shares of its Common Stock plus detachable warrants to purchase 973,333 shares of its Common Stock in a private placement, (iii) if determined by management to be necessary or appropriate, its issuance of 100,000 shares and 150,000 shares, respectively, of its Common Stock to ARTRA GROUP Incorporated, an affiliate of the Company ("ARTRA"), and Peter R. Harvey, a former director of the Company, in consideration of their guarantees in connection with the transactions, (iv) its exchange of 100,000 shares of its Common Stock to ARTRA for the 9,701 shares of the Company's Series C Preferred Stock held by ARTRA, and (v) its disposition of its discontinued fashion jewelry operations. See "Proposal No. 3--Ratification of the COMFORCE Global Transactions."

Proposed Amendment to Certificate of Incorporation to Increase Authorized Capital Stock

To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 10,000,000 shares to 100,000,000 shares of Common Stock and from 1,000,000 shares to 10,000,000 shares of Preferred Stock. See "Proposal No. 4--Amendment to the Company's Certificate of Incorporation to Increase Authorized Capital Stock."

Proposed Amendment to Certificate of Incorporation to Eliminate Cumulative
Voting

To approve an amendment to the Company's Certificate of Incorporation to eliminate cumulative voting. See "Proposal No. 5--Amendment to the Company's Certificate of Incorporation to Eliminate Cumulative Voting."

                                       3.

Proposed Amendments to Option Plan

To amend the Company's Long-Term Stock Investment Plan (i) to increase the maximum number of shares which may be issued under such Plan from 1,500,000 to 4,000,000 shares, (ii) to provide for the grant of options to non-employee directors, and (iii) in various other respects, principally designed to permit the Plan administrator additional flexibility in structuring option grants. See "Proposal No. 6--Amendments to Stock Option Plan."

Ratification of Auditors

To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 1996. See "Proposal No. 7--Selection of Auditors."



                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors shall consist of up to eight persons. The Board has been fixed at four persons and four persons have been nominated to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the stockholders will be voted, unless otherwise directed, in favor of electing the following persons as directors: Michael Ferrentino, Dr. Glen Miller, Keith Goldberg and Richard Barber.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. See "Information Concerning Directors and Nominees" for information concerning the nominees.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR AUTHORITY WITHHELD IS SPECIFIED.



                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

DIRECTORS AND NOMINEES

     Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and certain directorships held by him. Each nominee is currently a director of the Company. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee.

                                       4.

     MICHAEL FERRENTINO, age 34. President and Director of the Company since December 1995. Mr. Ferrentino was a founder of COMFORCE Global (telecommunications and computer staffing), and he served as COMFORCE Global's Executive Vice President from 1987 to 1995. From 1984 through 1987, he worked for Dunn & Bradstreet as a Senior Auditor. Mr. Ferrentino received a B.S. Degree in Accounting from St. John's University.

     DR. GLEN MILLER, age 59. Director since December 1995. Vice President - Business Development of TeleData International, a telecommunications service company. From 1990 to 1994, Dr. Miller was responsible for strategic planning for the Harris Corporation. From 1984 to 1990, he was responsible for the direction and arrangement of business activities in various markets nationwide for GTE Telecom, a telecommunications company. Dr. Miller is a retired Colonel, U.S. Air Force, and earned a Ph.D. from Columbia Pacific University.

     KEITH GOLDBERG, age 33. Director since December 1995. Partner at J. Walter Thompson Advertising. Previously, he worked for BBDO Advertising as an Associate Creative Director from 1994 to 1995. From 1989 through 1994, he served as a Vice President at Young & Rubicam. Mr. Goldberg is the recipient of several advertising industry awards. He received a B.A. Degree in Communications from St. John's University.

     RICHARD BARBER, age 36. Director since December 1995. Partner at L.H. Friskoff & Company, a certified public accounting firm. Mr. Barber is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants and has served as a committee member of the New York State Real Estate Accounting Committee. Mr. Barber received a B.A. Degree from Sheffield Polytechnic in the United Kingdom.

     Each director shall hold office until the next annual meeting of the stockholders or until his successor shall have been duly elected and qualified.

MEETINGS OF THE BOARD OF DIRECTORS

     In 1995, the Board of Directors of the Company conducted one meeting. In addition, the Board of Directors transacted business on seven other occasions by unanimous written consent during 1995.

COMMITTEES

     During 1995, there were three standing committees of the Board of
Directors: the Committee on Audit and Finance, the Committee on Compensation and Options and the Executive Committee.

     The Committee on Audit and Finance has responsibility for reviewing the professional services to be provided by the Company's independent auditors, the scope of the audit by the Company's independent auditors, the annual financial statements of the Company, the Company's system of internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. Alexander Verde and Austin Iodice were members of the Audit Review Committee during 1995, but the Committee did not meet in such year. Mr. Verde and Mr. Iodice served as directors during 1995 until their resignations in December 1995. In January 1996, the name of this Committee was changed to the Audit Committee and Dr. Miller and Mr. Barber were appointed members of the Committee.

     The Compensation Committee has responsibility for reviewing executive salaries, administering the bonus and incentive compensation of the Company, and approving the salaries and other benefits of the executive officers of the Company. Peter R. Harvey and Austin Iodice were members of the Compensation Committee in 1995, but the Committee did not meet during such year. Mr. Harvey and Mr. Iodice served as directors during 1995 until their resignations in December 1995. In January 1996, Mr. Ferrentino and Mr. Goldberg were appointed members of the Committee.

                                       5.

     The Executive Committee's function was to generally supervise the operations of the Company and develop organizational and managerial structures for the Company. John Harvey and Peter R. Harvey were members of the Executive Committee during 1995, but the Executive Committee did not meet in such year. Mr. John Harvey and Mr. Peter Harvey served as directors during 1995 until their resignations in December 1995. This Committee was terminated in January 1996.

     In addition, in January 1996, a Stock Option Committee was created to administer the Company's Long-Term Investment Plan. Mr. Goldberg and Dr. Miller were appointed members of this Committee.


   PROPOSAL NO. 2 - RATIFICATION OF THE ISSUANCE OF STOCK TO CERTAIN PERSONS

DESCRIPTION OF THE TRANSACTIONS

     On June 29, 1995, the Company entered into a letter agreement with Michael Ferrentino, the President and a Director of the Company, Christopher P. Franco, an Executive Vice President of the Company, and James L. Paterek, a beneficial owner of more than 10% of the Company's Common Stock, subsequently amended as of October 6, 1995 (as amended, the "Letter Agreement"), pursuant to which Messrs. Ferrentino and Franco agreed to serve as employees of, and Mr. Paterek agreed to serve as a business consultant to, the Company to enable the Company to enter into the telecommunications and computer staffing business. In addition, as consideration for agreeing to direct the Company's entry into the technical staffing business, the Company agreed to (i) issue to Messrs. Ferrentino, Franco and Paterek and one other individual who agreed to serve as a Vice President of COMFORCE Global, Kevin W. Kiernan (collectively, the "Designated Individuals"), such number of shares of Common Stock equal to 35% of the Company's then issued and outstanding Common Stock together with additional shares issued and warrants or options to purchase additional shares granted between October 6, 1995 and December 1, 1995; (ii) sell or otherwise dispose of all or substantially all of the Company's interest in the Jewelry Business; (iii) nominate four individuals selected by the Designated Individuals to serve on the Company's Board of Directors (which was to consist of five directors); (iv) enter into two-year employment agreements with Messrs. Ferrentino and Franco and a three-year business consulting agreement with Mr. Paterek; and (v) reserve for issuance to the Designated Individuals and other employees of the Company options or warrants to purchase 10% of the Company's issued and outstanding Common Stock together with additional shares issued and warrants or options to purchase additional shares granted between October 6, 1995 and December 1, 1995. See "Executive Compensation--Employment Agreements" and "Transactions with Management and Others."

     On October 6, 1995, 3,091,302 shares of the Company's Common Stock were issued to the Designated Individuals. The Designated Individuals are entitled to receive 796,782 additional shares of the Company's Common Stock under the anti-dilution provisions of the Letter Agreement. ARTRA, then the majority stockholder of the Company, previously approved the issuance of such shares.
The Company has made loans aggregating $345,000 to the Designated Individuals to cover their tax liabilities resulting from these transactions. The obligations are evidenced by notes which bear interest at the rate of 6% per annum and mature on December 10, 1997.

     In addition, under the terms of the Letter Agreement and the Assumption Agreement described under "Description of Business--Discontinued Jewelry Business," ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities.

THE PROPOSAL

     The stockholders are to consider ratifying the Company's issuance of 3,091,302 shares of its Common Stock and its agreement to issue 796,782 additional shares to the Designated Individuals in consideration of their agreement to act as officers of or consultants to the Company to assist the Company in developing a technical staffing business.

                                       6.

     Ratification of the issuance of these shares is required under the Listing Standards, Policies and Requirements of the American Stock Exchange. In the event that stockholder ratification of this proposal is not obtained, the Company will cease to qualify for listing on the American Stock Exchange, and trading of the Common Stock might thereafter be conducted in the over-the-counter market for "pink sheet" companies. In this event, a stockholder could find it more difficult to dispose of shares and the market price of the shares could be adversely affected. The Company will not, however, rescind the transactions if ratification is not obtained. A stockholder's vote in favor of this proposal will not preclude such stockholder from subsequently challenging the transactions.

     The Designated Individuals have advised the Company that they intend to vote their shares in favor of the proposal. In addition, ARTRA has granted to the Designated Individuals its limited proxy to vote ARTRA's shares in favor of the proposal.

RECOMMENDATION

     The Board of Directors of the Company believes that the Designated Individuals have been invaluable to the Company in assisting it in developing a technical staffing business. The Board believes that it is in the interests of the Company that the stockholders ratify the agreements entered into with the Designated Individuals in order that the Company can continue to satisfy the listing requirements of the American Stock Exchange. Accordingly, the Board is requesting that the stockholders ratify the agreements entered into with the Designated Individuals.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.



       PROPOSAL NO. 3 -- RATIFICATION OF THE COMFORCE GLOBAL TRANSACTIONS

BACKGROUND

     Due to continuing losses in the Jewelry Business and the erosion of the markets for its products, in the second quarter of 1995, management of The Lori Corporation ("Lori") determined that it could not long continue its operations as then constituted. Management considered either merging Lori into its parent, ARTRA, on terms designed to enable ARTRA to use Lori's net operating loss carryforwards, or acquiring another business if such an acquisition could be financed. Werner Pleus, acting as a business broker, advised Peter R. Harvey, then a Director of Lori, of the possibility of acquiring COMFORCE Global. Upon examination of COMFORCE Global's business and markets, management of Lori concluded that the area of skilled technical contract labor for the telecommunications and information technology market sectors represented a potentially high growth industry.

     Management believed that its entry into the technical staffing business offered greater potential for maximizing stockholder value than could be realized through a merger of Lori into ARTRA since, in such case, the stock of Lori would have been valued based on Lori's struggling Jewelry Business and the $1.56 to $4.75 market value of its Common Stock in the third quarter of 1995. Management did not consider any other investment alternatives. Management believed that acquiring an existing business with an experienced management team offered the most attractive vehicle for penetrating the technical staffing market expeditiously, and, in May 1995, Mr. Harvey initiated discussions with Michael Ferrentino, Christopher P. Franco and James L. Paterek, then members of COMFORCE Global's management. Negotiations were successfully concluded on July 4, 1995, when the Company contracted with Messrs. Ferrentino, Franco and Paterek (pursuant to a letter agreement dated as of June 29, 1995) to direct the Company's entry into the technical staffing business.

                                       7.

     From July 5, 1995 until September 11, 1995, Messrs. Ferrentino, Franco and Paterek, on behalf of the Company, negotiated price and other terms of acquisition in a series of meetings with representatives of COMFORCE Global's parent, Spectrum Information Technologies, Inc. ("Spectrum"), to acquire COMFORCE Global. The Company did not make a detailed recordation of the meeting dates, the matters discussed at the meetings or the members of the entities in attendance at such meetings. COMFORCE Global was one of several wholly-owned subsidiaries of Spectrum, which then had a Chapter 11 petition pending.
COMFORCE Global was not a party to this proceeding. On September 11, 1995, the parties executed a definitive purchase agreement, which was then submitted to the bankruptcy court for approval. Court approval was obtained and, on October 17, 1995, the Company acquired all of the capital stock of COMFORCE Global. In connection with its new business direction, the Company changed its name to COMFORCE Corporation.

DESCRIPTION OF THE TRANSACTIONS

      On October 17, 1995, the Company acquired all of the capital stock of COMFORCE Global. The price paid by the Company for the COMFORCE Global stock and related acquisition costs was approximately $6.4 million, net of cash acquired. This consideration consisted of cash to the seller of approximately $5.1 million, fees of approximately $700,000, including a fee of $500,000 to a related party, and 500,000 shares of the Company's Common Stock issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company consisted of (i) 100,000 shares issued to a then unrelated party for guaranteeing the purchase price to the seller,
(ii) 100,000 shares issued to ARTRA, then the majority stockholder of the Company, in consideration of its guaranteeing the purchase price to the seller,
(iii) 150,000 issued to two unrelated parties for advisory services in connection with the acquisition, and (iv) 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company, for guaranteeing the payment of the $6.4 million purchase price to the seller. See "Description of Business--Discontinued Jewelry Business." Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,00 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

     In October and November 1995, in order to fund the acquisition of COMFORCE Global and meet certain working capital requirements, the Company sold 1,946,667 shares of its Common Stock in a private offering in units consisting of one share of Common Stock with a detachable warrant to purchase one-half share of Common Stock (973,333 shares in the aggregate) for a selling price of $3.00 per unit. The gross proceeds from the offering were $5,840,000. The warrants have an exercise price of $3.375 per share and are exercisable for a period of five years from the date of grant commencing June 1, 1996 (except for certain warrants which were subsequently amended to provide for immediate exercise, as described below). At the date of the Company's acquisition of COMFORCE Global, the closing price of the Company's Common Stock on the American Stock Exchange was $4.50 per share.

     In order to facilitate the COMFORCE Global acquisition, ARTRA agreed to exchange all of the Series C Preferred Stock of the Company then held by it (9,701 shares, which constituted all of the issued and outstanding Preferred Stock of the Company) for 100,000 shares of the Company's Common Stock. The liquidation value of the Series C Preferred Stock was $19.5 million in the aggregate.

     In conjunction with the COMFORCE Global acquisition, the Company and ARTRA entered into the Assumption Agreement, dated as of October 17, 1995. Under the Assumption Agreement, ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. ARTRA also agreed to assume responsibility for all liabilities of the Jewelry Business from and after the effective date of the Assumption Agreement and is entitled to receive the net proceeds, if any, from the sale thereof. On April 12, 1996, ARTRA sold the business and certain of the assets of the Company's Lawrence Jewelry Corporation subsidiary ("Lawrence") for a selling price of $252,000 plus certain proceeds subsequently realized from the sale of existing inventory, which proceeds were applied to pay creditors of Lawrence or deposited in an escrow account to be applied for such purpose.
ARTRA has

                                       8.

advised the Company that none of the proceeds from the sale would remain following the payment of such creditors.

     There are no Federal or state regulatory requirements to be complied with or where approval must be obtained in connection with the acquisition of the capital stock of COMFORCE Global.

     As of September 11, 1995 (the date preceding the public announcement of the acquisition of the capital stock of COMFORCE Global), both the high and low sale price of the Company's Common Stock, as listed on the American Stock Exchange, was $2.

     There were no material differences in the rights of the security holders of the Company as a result of the transactions.

     The acquisition by the Company of all of the capital stock of COMFORCE Global was accounted for under the purchase method of accounting.

FEDERAL INCOME TAX CONSEQUENCES

     At December 31, 1995, the Company and its subsidiaries had Federal income tax loss carry forwards of approximately $53,000,000 available to be applied against future taxable income, if any, expiring principally in 1996 - 2010.
Section 382 of the Internal Revenue Code of 1986 limits a corporation's utilization of its Federal income tax loss carryforwards when certain changes in the ownership of a corporation's Common Stock occurs. The Company has recently issued a significant number of shares of its Common Stock in conjunction with the COMFORCE Global acquisition and certain related transactions. In addition, as a result of the recent change in the Company's business, the ability to use these net operating loss carryforwards may be eliminated. Accordingly, the Company is currently subject to significant limitations regarding the utilization of its Federal income tax loss carryforwards.

     Due to the Company's tax loss carryforwards and the uncertainty of future taxable income, no income tax benefit was recognized in connection with the Company's 1995 and 1994 pre-tax losses from continuing operations.

THE PROPOSAL

     The Board proposes that the stockholders ratify the Company's entering into the technical staffing business and exiting the Jewelry Business and transactions related thereto, including (i) its acquisition of all of the capital stock of COMFORCE Global, (ii) its issuance of 1,946,667 shares of its Common Stock plus detachable warrants to purchase 973,333 shares of its Common Stock in a private placement, (iii) if determined to by management to necessary or appropriate, its issuance of 100,000 shares and 150,000 shares, respectively, of its Common Stock to ARTRA and Peter R. Harvey, then a director of the Company, in consideration of their guarantees in connection with the transaction, (iv) its exchange of 100,000 shares of its Common Stock to ARTRA for the 9,701 shares of the Company's Series C Preferred Stock held by ARTRA, and (v) its disposition of its discontinued Jewelry Business.

     Ratification of these transactions is required under the Listing Standards, Policies and Requirements of the American Stock Exchange. In the event that stockholder ratification of this proposal is not obtained, the Company will cease to qualify for listing on the American Stock Exchange, and trading of the Common Stock might thereafter be conducted in the over-the-counter market for "pink sheet" companies. In this event, a stockholder could find it more difficult to dispose of shares and the market price of the shares could be adversely affected. The Company will not, however, rescind the transactions if ratification is not obtained. A stockholder's vote in favor of this proposal will not preclude such stockholder from subsequently challenging the transactions.

                                       9.

     The Designated Individuals and ARTRA previously advised the Company that they intend to vote their shares in favor of this proposal. Mr. Harvey previously advised the Company that he intends to vote his shares in favor of this proposal.

REASON FOR THE TRANSACTIONS

     At March 31, 1995 and at December 31, 1994, Lori's business plan had anticipated that the restructuring of its debt, along with a consolidation and restructuring of its Jewelry Business, would permit it to obtain a sufficient level of borrowings to fund its capital requirements in 1995 and beyond. However, due to the continued losses from operations and its inability to obtain conventional bank financing, the Company adopted a plan to discontinue the Jewelry Business and determined to seek to enter into another line of business. Management identified the area of skilled technical contract labor for the telecommunications and information technology market sectors as a high growth industry. Management believed that acquiring an existing business with an experienced management team offered the most attractive vehicle for penetrating the markets expeditiously.

RECOMMENDATION

     The Board of Directors of the Company believes that it has been in the best interests of the Company to enter the technical staffing business in the face of the continuing deterioration of the Jewelry Business. The Board also believes that payment of the consideration for COMFORCE Global and the terms of the Assumption Agreement are in the best interests of the Company. The Board further believes that it is in the best interests of the Company that the stockholders ratify the transactions in order that the Company can continue to satisfy the listing requirements of the American Stock Exchange. Accordingly, the Board is requesting that the stockholders ratify the agreements entered into with the Designated Individuals.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.



          PROPOSAL NO.4 -- AMENDMENTS TO THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK

DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

Generally

     As of September 23, 1996, the authorized capital stock of the Company consisted of (i) 10,000,000 shares of Common Stock having a par value of $.01 per share, of which 9,632,032 shares have been issued and are outstanding, and
(ii) 1,000,000 shares of Preferred Stock, par value $0.01 per share, which may be issued in one or more series with such rights and preferences as determined by the Board of Directors, of which 15,873 shares of Preferred Stock were issued and outstanding as of such date. As of such date, there were approximately 5,600 holders of record of the Company's Common Stock. As described under "-- Proposed Amendment to Certificate of Incorporation," the Company is asking the stockholders to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock from 10,000,000 shares to 100,000,000 shares of Common Stock and from 1,000,000 shares to 10,000,000 shares of Preferred Stock. The Company's Common Stock is listed on the American Stock Exchange.

     The Common Stock of the Company is not subject to any conversion or redemption provisions and the holders thereof are not provided any pre-emptive rights. All outstanding shares of the Common Stock of the

                                      10.

Company are fully-paid and non-assessable. Each share of Common Stock has equal voting rights and each share shall be entitled to one vote in all matters in which stockholders shall be entitled to vote.

     The Company has not paid any cash dividends on its Common Stock in recent years and does not anticipate paying any such dividends in the foreseeable future.

Increase in Number of Authorized Shares

     Based on the number of shares currently issued and outstanding and the shares reserved for issuance upon exercise of outstanding warrants and options, the Company currently has an insufficient number of authorized shares to finance its planned expansion. The Board of Directors believes that additional shares of stock should be available for issuance by the Board of Directors from time to time for proper corporate purposes.

     The newly authorized shares of Common Stock and Preferred Stock will be issuable from time to time by action of the Board of Directors for any proper corporate purpose, without stockholder approval unless required by applicable law or rules of the American Stock Exchange. These purposes could include financings, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options and bonuses, and corporate acquisitions. The additional shares also could be issued in a private placement transaction to a third party favored by the Board of Directors in the event of a takeover attempt directed at the Company, which could give the favored party an advantage over a competing party in a contest to acquire control of the Company.

     One of the effects of the existence of unissued and unreserved Common Stock and Preferred Stock may be to enable the Board of Directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of the Company's management and possibly deprive the stockholders of opportunities to sell their shares of Common Stock at prices higher than prevailing market prices. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company pursuant to the operation of a stockholders' right plan or otherwise.

Preferred Stock

     The Certificate of Incorporation of the Company authorizes its Board of Directors to establish series or classes of preferred stock and fix the rights, preferences, privileges and restrictions thereof. The Board is authorized to issue up to 1,000,000 shares of Preferred Stock (proposed to be increased to 10,000,000 shares). Delaware law provides that if any proposed amendment to the certificate of incorporation of a corporation adversely affects the preferences, limitations or special rights of any class of shares, then the holders of shares of such class are entitled to vote as a class as to such amendment. However, since the holders of Common Stock approved an amendment to the Certificate of Incorporation of the Company which permits the Board of Directors to authorize the issuance of new series of preferred stock with such rights (including voting rights) and preferences as fixed by the Board of Directors, the holders of Common Stock will not have the right to vote, whether as class or otherwise, to authorize the issuance of new series of Preferred Stock with preferences as to dividends and distributions on liquidation.

     By authorizing and issuing preferred stock with particular rights, the issuance of Preferred Stock could have an adverse effect on holders of Common Stock by delaying or preventing a change in control of the Company, making removal of the present management of the Company more difficult or resulting in restrictions upon the payment of dividends and other distributions to the holders of Common Stock. For example, the Company could issue shares of Preferred Stock with extraordinary voting rights or liquidation preferences to make it more difficult for a hostile acquirer to gain control of the Company. In addition to the anti-takeover effect of the issuance of preferred stock, holders of preferred stock have a preferred position over holders of common stock on liquidation, the right to a fixed or minimum dividend before any dividend is paid (or accrued) on common stock, and the right to approve certain extraordinary corporate matters.

                                      11.

     On April 26, 1996, the Board authorized the issuance of up to 10,000 shares of a new series of Preferred Stock, par value $0.01 per share, designated the Series E Convertible Preferred Stock. Each share of Series E Preferred Stock will be automatically converted into 100 shares of Common Stock on the date the Company's Certificate of Incorporation is amended so that the Corporation has a sufficient number of authorized and unissued shares of Common Stock to effect the conversion, and any accrued and unpaid dividends have been paid in full (as has been proposed for consideration of the stockholders at the annual meeting). Holders of shares of Series E Preferred Stock are entitled to dividends equal to those declared on the Common Stock, or, if no dividends are declared on the Common Stock, nominal cumulative dividends. Except as otherwise provided by law, holders of Series E Preferred Stock are entitled to vote, on the basis of 100 votes per share, together with the holders of the Common Stock, as one class on all matters submitted to a vote of stockholders. As of September 23, 1996, there were 8,871 shares of Series E Preferred Stock outstanding.

     On May 6, 1996, the Board authorized the issuance of up to 15,000 shares of a new series of Preferred Stock, par value $0.01 per share, designated the Series D Senior Convertible Preferred Stock ("Series D Preferred Stock"). The holder of each share of Series D Preferred Stock will have the right to convert such share into 83.33 fully paid and nonassessable shares of Common Stock at $12 per share at any time subsequent to the date the Company's Certificate of Incorporation is amended so that the Corporation has a sufficient number of authorized and unissued shares of Common Stock to effect the conversion. If at any time after the first anniversary of the date of first issuance of the Series D Stock, the Common Stock of the Company has a closing sale price of at least $20 per share for a period of twenty consecutive trading days, the Company may convert all shares of the Series D Preferred Stock then outstanding into shares of Common Stock at $12 per share, without prior notice to the Stockholder. All shares of Series D outstanding on the fifth anniversary of the date of first issuance of the Series D Stock will automatically be converted into shares of Common Stock based on the conversion price of $12 per share. Holders of shares of Series D Preferred Stock are entitled to cumulative dividends of 6% per annum, payable quarterly in cash on the first day of February, May, August and November in each year. For the purposes of conversion, to the extent that the Company does not pay any accrued and unpaid dividends within fifteen days of the conversion with respect to those shares, such amount shall be added to the conversion value for those shares. Except as otherwise provided by law, the holders of Series D Preferred Stock will not be entitled to vote. As of September 23, 1996, there were 7,002 shares of Series D Preferred Stock outstanding.

     Except for the Series D and Series E Preferred Stock, there are no other series or classes of Preferred Stock currently authorized. All of the shares of all other series or classes of Preferred Stock previously authorized by the Company's Board to date have been repurchased by the Company or converted to Common Stock and are not subject to reissue.

DELAWARE GENERAL CORPORATION LAW

     Pursuant to Section 203 of the Delaware General Corporation Law ("Section 203"), with certain exceptions, a Delaware corporation may not engage in any of the broad range of business combinations, such as mergers, consolidations and sales of assets, with an "interested stockholder" for a period of three years from the date that such person became an interested stockholder unless (a) the transaction that results in the person's becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (b) upon consummation of the transaction which results in the stockholder becoming an interested stockholder the interested stockholder owns 85% or more of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and officers, and shares owned by employee stock plans or (c) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by holders of at least two-thirds of the corporations' outstanding voting stock, excluding shares owned by the interested stockholder, at a meeting of stockholders. Under Section 203, an "interested stockholder" is defined as any person, other than the corporation and any direct or indirect majority-owned subsidiaries, that is (a) the owner of 15% or more of the outstanding voting stock of the corporation or (b) an affiliate or associate of the corporation and the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately

                                      12.

prior to the date on which it is sought to be determined whether such person is an interested stockholder or (c) an affiliate or associate of such person.

     Under certain circumstances, Section 203 makes it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Company's Certificate of Incorporation does not exclude the Company from the restrictions imposed under Section 203. The provisions of
Section 203 may encourage companies interested in acquiring the Company to negotiate in advance with the Company's Board of Directors, because the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder. Such provisions also may have the effect of preventing changes in the management of the Company. It is possible that such provisions could make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interest.

     Section 203 excludes from the definition of "interested stockholder" any stockholder of the Company that owned over 15% of the Company's stock on December 23, 1987, so long as such holder continues to own over 15% of the Company. Accordingly, ARTRA is not subject to the restrictions of Section 203.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company has unanimously approved and recommended the adoption by the stockholders of the following amendment to the Company's Certificate of Incorporation, which would increase the number of authorized shares of Common Stock and Preferred Stock:

RESOLVED, that the first grammatical paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be amended and restated to read as follows:

The total number of shares which the Corporation shall have authority to issue is One Hundred Ten Million (110,000,000) of which One Hundred Million (100,000,000) shall be Common Stock with par value of one cent ($0.01) per share and Ten Million (10,000,000) shall be Preferred Stock with par value of one cent ($0.01) per share.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.


          PROPOSAL NO. 5 -- AMENDMENTS TO THE COMPANY'S CERTIFICATE OF
                  INCORPORATION TO ELIMINATE CUMULATIVE VOTING

CUMULATIVE VOTING

     The Company's Certificate of Incorporation provides for cumulative voting in the election of directors. Therefore, every stockholder entitled to vote for directors shall have the right, in person or by proxy, to multiply the number of votes to which he or she may be entitled by the total number of directors to be elected in the same election, and he or she may cast the whole number of such votes for one candidate or may distribute them among any two or more candidates. As described under "--Proposed Amendment to Certificate of Incorporation," the Company is asking the stockholders to approve an amendment to the Company's Certificate of Incorporation to eliminate cumulative voting.

                                      13.

     As a consequence of cumulative voting, a stockholder with a relatively small number of voting shares may be able to elect one or more directors. For example, if a stockholder were to give the appropriate notice, and five directors were to be elected at an annual meeting, a stockholder holding 20% of the voting shares could nominate and elect one director by cumulating and casting his or her votes for one candidate. This is true even if stockholders holding 80% of the voting shares are opposed to the election of that candidate and cast their votes to elect other nominees.

      Without cumulative voting, a nominee cannot be elected without relatively wide support, as stockholders are entitled to only one vote per share with the nominee receiving the greatest number of votes being elected. Consequently the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of the Company, and holders of a substantial number of the shares may not be able to elect any directors. As a result, minority stockholders will effectively have less representation on the Company's Board if cumulative voting is eliminated.

REASONS FOR PROPOSED AMENDMENT

     The Board believes that the elimination of cumulative voting is advantageous to the Company and its stockholders because each director of a publicly-held corporation has a duty to represent the interests of all stockholders rather than any specific stockholder or group of stockholders. The presence on the Board of Directors of one or more directors representing the interests of a minority stockholder or group of shareholders could disrupt the management of the Company and prevent it from operating in the most effective manner. Furthermore, the election of directors who view themselves as representing a particular minority constituency could introduce an element of discord on the Board of Directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. Providing for majority rule voting in the election of directors by eliminating cumulative voting will help ensure that each director acts in the best interests of all stockholders.

     The proposal to eliminate cumulative voting is not being made in response to any effort by a minority stockholder or group of stockholders to attain representation on the Board of Directors or acquire greater influence in the management of the Company's business, nor is the Company aware of any such effort. Furthermore, it is not in response to any attempt to acquire control of the Company, nor is the Company aware of any such attempt.

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company has unanimously approved and recommended the adoption by the stockholders of the following amendment to the Company's Certificate of Incorporation, which would eliminate cumulative voting:

RESOLVED, that the third and fourth grammatical paragraphs of Article FOURTH of the Certificate of Incorporation of the Corporation be deleted and replaced by a single paragraph to read as follows:

The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of stockholders. There shall be no cumulative voting in elections for Directors.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                                      14.

               PROPOSAL NO. 6 -- AMENDMENTS TO STOCK OPTION PLAN

BACKGROUND INFORMATION

     On October 12, 1993, the Board of Directors of the Company approved a proposed Long-Term Stock Investment Plan of the Company (the "Plan" or the "Stock Option Plan") which authorizes the grant of options to purchase the Company's common stock to executives, key employees and agents of the Company and its subsidiaries. At the December 16, 1993 meeting of the stockholders of the Company, the stockholders approved the Plan.

PROPOSED AMENDMENTS

Generally

     The Board has approved amendments to the Plan (i) to increase the maximum number of shares which may be issued under such Plan from 1,500,000 to 4,000,000 shares, (ii) to provide for the grant of options to non-employee directors, and (iii) to permit the Plan administrator additional flexibility in structuring option grants. Copies of the proposed amendments to the Plan and the complete Plan, as proposed to be amended, are set forth in Annex A to this Proxy Statement.

Increase in the Number of Shares Issuable under the Plan

     The Board believes that the additional shares are needed to attract and retain talented management personnel. See the "New Plan Benefits Table," below, for information concerning the proposed issuance of options to existing management personnel if the stockholders approve the proposed Plan amendments.

Non-Employee Director Options

     The Board further believes that a mechanism needs to be established, consistent with applicable Federal securities and tax laws, to enable the Company to grant stock options to non-employee directors which will enable them to qualify to serve as administrators of the Plan as disinterested directors or members of the Stock Option Committee without adversely affecting the tax status of incentive stock options or the treatment of any options under Section 16(b) of the Securities Exchange Act of 1934. Under the amendments proposed, each non-employee director who is elected to serve as a director at the annual meeting of stockholders on October 28, 1996, and annually thereafter on the date any such non-employee director is elected or re-elected by the stockholders, is entitled to receive options to purchase 10,000 shares of the Company's Common Stock, unless the plan is subsequently amended as permitted therein. The amendment provides that these options will vest one year after the date of grant and will terminate 10 years from the date of grant.

Other Amendments

     The effect of the proposed amendment to Section 2.03 is to permit the Company to exchange a stock option granted outside of the Plan ("Outside Option") for an option under the Plan in a manner which will allow preservation of the exercise price of the Outside Option even if it is lower than the market price of the stock option granted under the Plan on the date of the exchange.
By way of illustration, if this amendment is approved, the Company could agree to grant Outside Options to the principal of a staffing business proposed to be acquired by the Company based on the market price of the Company's stock on the date a letter of intent is entered into for the acquisition, but before the date such principal would be eligible to participate in the Plan. If, upon the closing of the acquisition, the principal is retained as an employee or consultant, his or her Outside Option could be exchanged for an option under the Plan with the same exercise price as originally fixed under the Outside Option. This is particularly significant if, as anticipated, the Company subsequently registers the stock options granted under the Plan and the

                                      15.

shares issuable upon exercise thereof on a Form S-8, which, in certain circumstances, could permit such shares to be traded freely or subject to only limited restrictions.

     The amendments proposed to Sections 2.04 and 3.04 would permit the Administrator maximum flexibility in establishing vesting schedules or in permitting immediate vesting rather than requiring, as the Plan is currently constituted, that no options granted under the Plan shall be exercisable earlier than six months after the date of grant. These amendments further provide that the Administrator can grant options under the Plan that do not terminate, as is otherwise required under the Plan, upon the death, disability, retirement or other termination of employment of the Plan participant. These amendments provide the Company additional latitude in negotiating Outside Options which are subsequently to be exchanged for options under the Plan.

PARTICIPATION IN THE PLAN

     Set forth below is a table which provides certain information concerning option awards granted to the executive officers included in the Summary Compensation Table, all current executive officers as a group, all non-executive officer directors as a group and all non-executive officer employees as a group, subject to stockholder approval of the Plan. All of the options granted under the Plan are exercisable for a period of 10 years, subject to earlier termination of the right of employees (but not agents who are not employees) to exercise their options as described below under "Summary of the Plan--Term of Options," upon death or termination of employment. The options described in this table are those presently determinable. As more fully described below under "Summary of the Plan--Administration" and "--Eligibility," the Board of Directors (or a committee appointed by the Board) has discretion to issue such number of options to such of the officers, key employees, agents or consultants of the Company who occupy responsible managerial or professional positions or who have the capability of making substantial contributions to the success of the Company as the Board or the committee determines. Accordingly, the options shown in the "New Plan Benefits" table should not be regarded by stockholders as the only options that can or will be issued under the Plan should it be approved and adopted by the stockholders.

                            NEW PLAN BENEFITS TABLE
              COMFORCE CORPORATION LONG-TERM STOCK INVESTMENT PLAN

         NAMES AND POSITION           DOLLAR VALUES/(1)/  NUMBER OF UNITS
------------------------------------  ------------------  ---------------
Michael Ferrentino, President            $3,023,438/(2)/          281,250

Christopher P. Franco, Executive         $1,209,375/(3)/          112,500
 Vice President and Secretary

Paul J. Grillo, Vice President-          $        0/(4)/           50,000
 Finance and Chief Financial
 Officer

Andrew Reiben, Director of               $  210,000/(5)/           20,000
 Finance and Chief Accounting
 Officer

All Current Executive Officers (as       $4,442,813/(6)/          463,750
 a group) (4 persons)

Non-Executive Officer Directors          $  322,500/(7)/           30,000
 (as a group) (3 persons)

Non-Executive Officer Employees          $9,557,438/(8)/          872,250
 (as a group)(55 persons)

                                      16.

----------
/(1)/ The Dollar Value of the Options granted is the amount by which the market price of the Company's Common Stock as reported on the American Stock Exchange as of September 26, 1996, $17.50, exceeds the exercise price of the options granted.

/(2)/ The exercise price of all options granted to Mr. Ferrentino is $6.75 per share. The shares vest fully on December 15, 1996.

/(3)/ The exercise price of all options granted to Mr. Franco is $6.75 per share. The shares vest fully on December 15, 1996.

/(4)/ The exercise price of all options granted to Mr. Grillo is $18.00 per share. The shares vest in 25% increments beginning August 8, 1997 and each year thereafter.

/(5)/ The exercise price of all options granted to Mr. Reiben is $7.00 per share. The shares vest in 50% increments on February 26, 1997 and February 26, 1998.

/(6)/ The exercise price of 393,750 options granted to the executive officers is $6.75 per share. These shares vest fully on December 15, 1996. The exercise price of 50,000 options is $18.00 per share. These shares vest in 25% increments beginning August 8, 1997 and each year thereafter. The exercise price of the remaining 20,000 options is $7.00 per share. These shares vest in 50% increments on February 26, 1997 and February 26, 1998.

/(7)/ The exercise price of 30,000 options granted to non-executive officer
     directors is $6.75 per share.   All shares vest fully on January 10, 1997,
     the first anniversary of the date of grant.

/(8)/ The exercise price of 394,350 options granted to non-executive officer employees varies from $6.00 to $27.00. These options vest at various times.

SUMMARY OF THE PLAN

  The following summary of the Plan as proposed to be amended is qualified by reference to the full text of the Plan, as proposed to be amended, as set forth in Annex A to this Proxy Statement.

Purposes

  The purposes of the Plan are to: (1) closely associate the interests of the management of the Company with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

Administration

  The Plan will be administered by the Stock Option Committee (the "Committee"), a Committee of disinterested persons appointed by the Board which was formed in January 1996. The Committee, which is subject to the supervision of the Board, will be of such size, will have such authority and will have such members as the Board determines from time to time, and shall include at least two members of the Board to the extent two disinterested members are available and agree to serve on the Committee. Currently, the Committee consists of Dr. Glen Miller and Keith Goldberg. As used in this Summary, the term "Administrator" means the Board of Directors or, to the extent authority for any right or obligation is delegated to the Committee, means the Committee.

                                      17.

Eligibility

  Participants in the Plan will be selected by the Administrator from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In addition, key non-employee consultants and agents who have the capability of making a substantial contribution to the success of the Company may also be allowed to be participants in the Plan. In making this selection and in determining the form and amount of awards, the Administrator will consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth. As proposed to be amended, non-employee directors will be eligible to participate in the Plan through non-discretionary annual grants of non-qualified options to purchase 10,000 shares. See "-- Summary of the Plan--Non-Employee Directors." Consequently, references in this summary to action taken in the discretion of the Administrator do not apply to such non-discretionary grants to non-employee directors.

Types of Options and Rights

  Three types of options or rights are permitted under the Plan: stock options, incentive stock options, and alternate appreciation rights. A stock option is an option to purchase the Company's Common Stock that may be granted to any participant. An incentive stock option is an option that qualifies for favorable Federal income tax treatment. Incentive stock options may only be granted to employees. An alternate appreciation right is a right to receive shares of the Company's Common Stock having a value equal to the amount by which the market price thereof exceeds the exercise price of options held by the participant. Alternate appreciation rights may be issued concurrently with or following the issuance of stock options or incentive stock options.

Exercise Price of Options

  Except in the case of Outside Options which are exchanged for stock options under the Plan, the option price per share of Common Stock deliverable upon the exercise of an Option is the closing price of the Common Stock as reported on the American Stock Exchange on the trading day last ended prior to the time the option is granted, except that option price per share of incentive stock options granted to an owner of 10% or more of the total combined voting power of the Company and its subsidiaries will be 110% of such closing price. In the case of stock options which are issued under the Plan in exchange for Outside Options, the exercise price may, at the election of the Administrator, be the same price as that of the Outside Options.

Term of Options

  Each stock option is exercisable and/or becomes exercisable according to such vesting schedule as is determined by the Administrator and provided in the agreement under which the option is granted. Each option has a term of 10 years, subject to earlier termination as provided in the case of death, disability, retirement or other termination of employment, unless the agreement under which the option is granted expressly provides for a different term, not in excess of 10 years, and/or expressly provides that such provisions will not apply to cause the option to earlier terminate.

  Unless otherwise provided in the agreement under which the option is granted, upon the death of the participant, any option rights to the extent exercisable on the date of death may be exercised by the participant's estate within both the remaining effective term of the option and one year after the participant's death (except that alternative appreciation rights are not exercisable after death).

  Unless otherwise provided in the agreement under which the option is granted, upon termination of a participant's employment by reason of retirement or permanent disability (as each is determined by the Administrator), the participant may exercise any options to the extent such options remain exercisable during a 36-month period following termination (six months in the case of alternative appreciation rights).

                                      18.

  Unless otherwise provided in the agreement under which the option is granted, upon termination of a participant's employment for any other reason, the participant may exercise any options to the extent such options remain exercisable during a three-month period following termination (except that alternative appreciation rights are not exercisable after any such termination). No awards may be made under the Plan after December 31, 2002.

  However, all awards made under the Plan prior to this date will remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards. The Plan does not provide for the termination of options held by agents or consultants upon death or upon termination of the parties' relationship; rather, the termination of the options is governed by the contractual relationship between the parties (except that the options cannot exceed 10 years in duration).

Maximum Amount of Option Grants

  Shares of stock which may be issued under the Plan will be authorized and unissued or treasury shares of Common Stock of the Company. The maximum number of shares of Common Stock which may be issued under the Plan will be 4,000,000. The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to incentive stock options in any calendar year will not exceed $100,000.

Alternative Appreciation Rights

  Concurrently with or subsequent to the award of any option, the Administrator may award to any participant a related alternate appreciation right, permitting the participant to be paid the appreciation on the option in lieu of exercising the option. A participant who has been granted alternate rights may, in lieu of the exercise of an equal number of options, elect to exercise one or more alternate rights and thereby become entitled to receive from the Company payment in common stock for the appreciation of his options.

Non-Employee Directors

  Under the amendment proposed, each non-employee director will receive options to purchase 10,000 shares of the Company's Common Stock on the date the 1996 annual meeting is held and annually thereafter on the date any such non-employee director is elected or re-elected by the Stockholders. Such options are to vest on the first anniversary of the date of grant, and shall be exercisable 10 years from the date of grant.

Amendment of the Plan

  The Board of Directors of the Company may, without further action by the stockholders and without receiving further consideration from the participants, amend the Plan or condition or modify awards under the Plan in response to changes in securities or other laws or rules. The Board may also at any time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board may not (i) increase the maximum number of shares of common stock which may be issued under the Plan (other than for certain adjustments as a result of any change in the outstanding common stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. As proposed to be amended, the provisions of the Plan relating to non-employee directors cannot be amended more than once every six months.

CERTAIN FEDERAL INCOME TAX MATTERS

  The Committee may grant either incentive stock options under section 422 of the Code or nonqualified stock options which do not qualify for the tax treatment afforded incentive stock options. Neither the grant of an incentive stock option nor the grant of a nonqualified stock option will be treated as compensation to the optionee for federal income tax purposes, and neither will result in a deduction for tax purposes for the Company.

                                      19.

Similarly, the grant of a stock appreciation right will not result in income to the optionee or a deduction for tax purposes for the Company at the time of grant.

  On exercise of an incentive stock option, the optionee will not recognize any compensation income, and the Company will not be entitled to a deduction for tax purposes, although exercise of an incentive stock option may give rise to liability under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the grant or one year of the date of exercise, the optionee will recognize compensation income, and the Company will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares and the entire gain for the optionee will be treated as a capital gain. On exercise of a nonqualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option price will generally be taxable to the optionee as compensation income and deductible for tax purposes by the Company. Upon exercise of a stock appreciation right, the value of the stock received will be treated as income to the employee and deductible for tax purposes by the Company.

RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.



                    PROPOSAL NO. 7 -- SELECTION OF AUDITORS


THE PROPOSAL

  The Board of Directors appointed Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company and its wholly
owned subsidiaries for the fiscal year ending December 31,   1996.  This
appointment is being presented to stockholders for ratification. Coopers & Lybrand L.L.P. audited the Company's financial statements for the year ended December 31, 1995.

  A representative of Coopers & Lybrand is expected to attend the meeting and will be afforded an opportunity to make a statement if he or she desires to do so. This representative is also expected to be available to respond to appropriate questions.

RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                                      20.

                            DESCRIPTION OF BUSINESS


GENERAL

  COMFORCE is a provider of technical staffing and consulting services in the telecommunications, technical services and information technology business sectors. COMFORCE provides telecommunications and computer specialists and expertise on a project outsourcing basis, primarily to Fortune 500 companies worldwide. COMFORCE maintains an extensive data base of technically skilled telecommunications and computer personnel, classified by experience and geographic location, for its customers.

  COMFORCE operates through three platform companies in the telecommunications, information technology and technical services business sectors, as follows:

Telecommunications Platform

  The Company's telecommunications platform, COMFORCE Global, provides staffing on a contract basis to the telecommunications sector, on both a short-term and long-term basis, to meet its customers' needs for virtually every staffing level within this sector, including wireless infrastructure services, network management, engineering, design and technical support. The Company established its telecommunications platform through its acquisition in October 1995 of all of the capital stock of COMFORCE Global. In March 1996, the Company acquired the assets of Williams Communication Services, Inc. ("Williams"), a provider of telecommunications and technical staffing services, principally to expand the Company's geographic breadth of its telecommunications platform.

Technical Services Platform

  The Company's technical services platform, COMFORCE Technical Services, Inc., provides specialists for supplemental staffing assignments, as well as outsourcing and vendor-on-premises programs, for mission-critical projects, principally in the scientific and technical research and development fields, including the areas of laser and weapons technology, environmental safety, alternative energy source development, electronics and avionics. The Company established its technical services platform through its acquisition in May 1996 of the stock of Project Staffing Support Team, Inc. and the assets of RRA, Inc. and Datatech Technical Services, Inc. (collectively, "RRA").

Information Technology Platform

  The Company currently provides services in the information technology sector through Force Five, Inc., a Dallas, Texas-based information technology consulting firm ("Force Five") acquired by the Company in August 1996, and its COMFORCE Global and COMFORCE Technical Services, Inc. subsidiaries.

HISTORY

  The Company was incorporated in Delaware in 1969. From 1985 until September 1995, the Company, under the name The Lori Corporation, was engaged in the Jewelry Business. Prior thereto, under the names APECO Corporation and American Photocopy Equipment Company, the Company engaged in various business activities, including the manufacture of photocopy machines.

  Due to continuing losses in the Jewelry Business and the erosion of the markets for its products, in September 1995, the Company adopted a plan to discontinue the Jewelry Business and determined to seek to enter into another line of business. See "--Discontinued Jewelry Business." In June 1995, Lori contracted with current management to direct its entry into the technical staffing business. On October 17, 1995, the Company acquired all of the capital stock of COMFORCE Global. In addition, in connection with its new business direction, the Company

                                      21.

changed its name to COMFORCE Corporation. ARTRA, then the majority stockholder of the Company, approved these transactions. At the time of the acquisition, COMFORCE Global was one of several wholly-owned subsidiaries of Spectrum, which had a Chapter 11 petition pending. The sale of COMFORCE Global, which was not a party to the Chapter 11 proceeding, was approved by the bankruptcy court in which Spectrum's bankruptcy was pending. Originally founded in 1987, Spectrum had acquired COMFORCE Global in 1993.

  The price paid by the Company for the COMFORCE Global stock and related acquisition costs was approximately $6.4 million, net of cash acquired. This consideration consisted of cash to the seller of approximately $5.1 million, fees of approximately $700,000, including a fee of $500,000 to a related party, and 500,000 shares of the Company's Common Stock issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company consisted of (i) 100,000 shares issued to a then unrelated party for guaranteeing the purchase price to the seller, (ii) 100,000 shares issued to ARTRA, then the majority stockholder of the Company, in consideration of its guaranteeing the purchase price to the seller, (iii) 150,000 issued to two unrelated parties for advisory services in connection with the acquisition, and (iv) 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company, for guaranteeing the payment of the $6.4 million
purchase price to the seller.   See "Discontinued Jewelry Business."  Current
management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

  In October and November 1995, in order to fund the acquisition of COMFORCE Global and meet certain working capital requirements, the Company sold 1,946,667 shares of its Common Stock in a private offering in units consisting of one share of Common Stock with a detachable warrant to purchase one-half share of Common Stock (973,333 shares in the aggregate) for a selling price of $3.00 per unit. The gross proceeds from the offering were $5,840,000. The warrants have an exercise price of $3.375 per share and are exercisable for a period of five years from the date of grant commencing June 1, 1996 (except for certain warrants which were subsequently amended to provide for immediate exercise, as described below).

  In order to facilitate the COMFORCE Global acquisition, ARTRA agreed to exchange all of the Series C Preferred Stock of the Company then held by it (9,701 shares, which constituted all of the issued and outstanding Preferred Stock of the Company) for 100,000 shares of the Company's Common Stock. The liquidation value of the Series C Preferred Stock was $19.5 million in the aggregate.

  In March 1996, the Company acquired all of the assets of Williams, a regional provider of telecommunications and technical staffing services. The purchase price for the assets of Williams was $2 million with a four year contingent payout based on earnings of Williams. The value of the contingent payouts will not exceed $2 million, for a total purchase price not to exceed $4 million. The acquisition was funded by a revolving line of credit from The Chase Manhattan Bank ("Chase").

  In April 1996, the Company amended the warrants held by two unaffiliated stockholders to purchase 301,667 shares of the Company's Common Stock at exercise prices ranging from $2.125 to $3.375 per share to permit immediate exercise (in the case of warrants to purchase 241,667 shares not immediately exercisable) and to provide for the issuance of one supplemental warrant at an exercise price of $9.00 per share for each warrant exercised on or before April 12, 1996. Warrants to purchase all 301,667 shares were exercised in April 1996 for an aggregate exercise price of $943,000. The Company intends to use the proceeds from the exercise of these warrants for working capital purposes.

  In April 1996, ARTRA sold the business and certain of the assets of the Company's Lawrence subsidiary for a selling price of $252,000 plus certain proceeds subsequently realized from the sale of existing inventory, which proceeds were applied to pay creditors of Lawrence or deposited in an escrow account to be applied for such purpose. ARTRA has advised the Company that none of the proceeds from the sale would remain following the payment of such creditors.

                                      22.

  In May 1996, the Company acquired RRA for a purchase price of $5.1 million, with a three year contingent payout based on earnings. The value of the contingent payout will not exceed $650,000, for a total purchase price not to exceed $5.75 million. The purchase price was paid by the Company in cash from the proceeds of a private placement of the Company's Series E Preferred Stock. RRA provides specialists for supplemental staffing assignments as well as outsourcing and vendor-on-premises programs, primarily in the electronics, avionics, telecommunications and information technology business sectors.

  In August 1996, the Company purchased all of the stock of Force Five for a purchase price of $1,500,000 and approximately 27,400 shares of the Company's Common Stock (valued at $500,000 based on the average closing price on the American Stock Exchange of the Company's Common Stock for the 20 trading days prior to closing), plus contingent income payments payable over three years in an aggregate amount not to exceed $2 million. Force Five, which is based in Dallas, Texas, is in the business of information technology consulting to leading companies nationwide.

STRATEGY

Plan for Growth

  The Company's objective is to become the leading provider of telecommunications, technical staffing and information technology services. The Company has identified the areas of skilled contract labor and consulting for the telecommunications, information technology and scientific and technical business sectors as high growth, profitable market niches that could benefit from new opportunities in current markets, particularly in the wireless telephone and networked information systems industries. The Company believes that it is positioned to capitalize on the anticipated continued growth in the telecommunications, information technology and technical sectors due to its size, its presence in the Northwest, Southwest, South, Northeast, Midwest and Mid-Atlantic regions and its industry expertise in providing a wide range of staffing services. The Company will seek to grow significantly through strategic acquisitions, the opening of offices in new and existing markets and aggressive recruiting, training and marketing of industry specialists with a wide range of technical expertise.

Strategic Acquisitions

  The Company's growth strategy includes the acquisition of established, profitable regional staffing companies in business sectors with attractive growth opportunities. The Company's platform companies are intended to serve as a basis for future growth and, therefore, must have the management infrastructure and other operating characteristics necessary to significantly expand the Company's presence within a specific business sector. The Company has currently targeted the telecommunications, information technology and technical services business sectors for establishment of platform operating businesses. In addition, the Company has as an objective acquisitions of smaller companies to supplement the operations within (or "tuck-under") a platform and thereby increase market share and profits with minimal incremental expense. The Company believes that its reputation in the industry and its management style will facilitate its efforts to acquire smaller businesses that are seeking alliances with larger staffing companies to more effectively compete for national contracts. The Company's senior management team has experience in identifying acquisition targets and integrating acquired businesses into the Company's existing operations.

Internal Growth

  The Company believes it can increase revenues through internal growth due to its presence in the telecommunications and information technology sectors. Further, the Company believes that it can achieve significant economies of scale by opening and clustering branch offices in new and existing markets through the allocation of management, advertising, recruiting and training costs over a larger revenue base. In addition, the Company has targeted selected areas of the technical services markets which it believes have high growth and profit potential.

                                      23.

Entrepreneurial Environment

  The Company believes its entrepreneurial business environment rewards performance. The Company has established guidelines that offer its managers latitude in operational areas such as hiring, pricing, training, sales and marketing. In addition, the Company has established profit-based compensation plans and has implemented a broadly distributed stock option program to provide further incentive to employees through ownership in the Company.

RightSourcing/TM/

  The Company believes that its RightSourcing/TM/ services, which include a vendor-on-premises program, provide an attractive opportunity to grow its operating revenues and profits. The Company's objective will be to achieve higher volumes and proportionately lower operating costs which yield attractive margins. Under these programs, the Company assumes administrative responsibility for coordinating all temporary personnel services throughout a client's organization or location. The program provides the Company with an opportunity to establish long-term relationships with clients and a more stable source of revenue while providing clients with a dedicated, on-site account manager who can more effectively meet the client's changing staffing needs.

MARKET OVERVIEW AND INDUSTRY DEMAND

  The staffing services industry was once used predominantly as a short-term solution during peak production periods or to temporarily replace workers due to illness, vacation or abrupt termination. Since the mid-1980s, the staffing services sector has evolved into a permanent and significant component of the human resource plans of many corporations. Corporate restructuring, downsizing, government regulations, advances in technology and the desire by many companies to shift employee costs from a fixed to a variable expense have resulted in the use of a wide range of staffing alternatives by businesses. In addition, the reluctance of employers to risk exposure of wrongful discharge has led to an increase in companies using services such as the Company's Engagement Program as a means of evaluating the qualifications of personnel before hiring them on a full-time basis. Furthermore, many companies are adopting strategies which focus on their core businesses and, as a result, are using outsourcing services such as the Company's RightSourcing/TM/ program to staff their non-core businesses. The Company's core and ring approach to staffing is intended to provide its customers with immediate access to a large pool of expertise while enabling them to keep their labor costs fixed.

  Telecommunications and information technology staffing services have become the fastest growing segments of the staffing services industry, according to Staffing Industry Analysts, a leading trade magazine. Demand for technical project support, wireless development, software development and other computer and telecommunications-related services has increased significantly during the last decade, and the recent enactment of The Telecommunications Act of 1996, which deregulates substantial portions of the telecommunications industry, as well as the recent auction by the U.S. Government of radio frequency spectrum to be utilized for personal communication services ("PCS") wireless communications, are expected to further increase the demand for such services. Many employers outsource their management information systems and computer departments or have utilized the employees of staffing firms in an attempt to meet the increased demand for computer-skilled personnel. According to Staffing Industry Analysts, the information technology services sector is estimated to have had revenues of approximately $7.1 billion in 1994, representing a 25% increase over 1993. This publication estimates 1995 revenues in the information technology services sector to have been $8.9 billion, again representing a 25% increase over the prior year.

  The Company believes that the staffing services industry is highly fragmented and is currently experiencing a trend toward consolidation, primarily due to the increasing demands by large companies for centralized staffing services, which smaller staffing companies are unable to meet. The growth of national and regional accounts resulting from the centralization of staffing decisions by national and larger regional companies has increased the importance of staffing companies being able to offer services over a broad geographic area. In addition, many smaller

                                      24.

staffing companies are experiencing increased difficulties due to factors such as significant working capital requirements, limited management resources and an increasingly competitive environment.

SALES AND MARKETING

  The Company has developed a sales and marketing strategy which targets accounts at the international, national and local levels. Such accounts are solicited through personal sales presentations, referrals from clients, telephone marketing and advertising in a variety of local and national media.

  The Company's international and national sales and marketing effort is and will continue to be coordinated by management at the corporate level, which enables the Company to develop a consistent, focused strategy to pursue national account opportunities. This strategy allows the Company to capitalize on the desire of international and national clients to work with a limited number of preferred vendors for their staffing requirements.

CUSTOMERS

  The significant customers of the Company vary from time to time and the Company is not dependent upon any single customer. During the calendar year ended December 31, 1995, sales to Harris Corporation and Motorola accounted for approximately 12% and 23%, respectively, of the revenues of the Company (from its technical staffing business) and of COMFORCE Global (for the period prior to
its acquisition by the Company).   In addition, other major customers that
accounted for less than 10% of the business the Company (and COMFORCE Global prior to its acquisition by the Company) during such period included Alcatel Network Systems, Hughes Network Systems, Inc., Ericsson Radio Systems, Inc., AT&T, Bell Atlantic and Sprint International.

RECRUITING OF CONTRACT EMPLOYEES

  The Company's COMFORCE Global subsidiary maintains an extensive database of telecommunications personnel. The Company recruits its contract employees through an on-going program that primarily utilizes its existing database of personnel, as well as local and national advertisements, job fairs and recruiting on the World Wide Web. In addition, the Company has succeeded in recruiting qualified employees through referrals from its existing labor force. The Company believes this balanced recruiting strategy will continue to provide it with high quality contract employees to meet its staffing demands.

  In the information technology services sector, the demand for software engineers and technology consultants significantly exceeds supply. In an effort to attract a wide spectrum of employees, the Company offers diverse employment options and training programs. The approaches the Company is utilizing to attract personnel who are in high demand include offering (i) full-time employee status with an annual salary irrespective of assignment or (ii) hourly contingent worker status with compensation tied to the duration of the assignment. The Company intends to tailor its employment practices to attract personnel in areas of high demand.

ASSESSMENT AND TRAINING OF EMPLOYEES

  To better meet the needs and requirements of its customers and to enhance the marketability and job satisfaction of its employees, the Company utilizes a comprehensive system to assess and train its employees. The Company conducts extensive background, drug and skills screening of potential temporary employees and contract consultants. The Company also offers these employees orientation courses that are tailored to the practices and policies of specific clients.

COMPETITION

  The technical staffing sector in which the Company competes is fragmented and highly competitive, with limited barriers to entry, although it appears to be experiencing a trend toward consolidation, primarily due to

                                      25.

the increasing demands by large companies for centralized staffing services. With local markets, smaller firms actively compete with the Company for business, and in most of these markets, no single company has a dominant share of the market. Technical services companies have traditionally focused on aerospace and military contracts; however, since the demilitarization of the U.S. economy, there has been increased focus by technical services companies on the telecommunications and information technology market sectors. The Company's ability to compete is dependent on many factors, including its ability to attract technical personnel, its ability to offer its services on a cost efficient basis and its ability to successfully service and support its customers. The Company also competes with larger full-service and specialized competitors in international, national, regional and local markets.

INTELLECTUAL PROPERTY

  The Company does not own any patents, registered trademarks or copyrighted information that is registered. However, the Company considers its database of personnel to be proprietary.

EMPLOYEES

  As of September 23, 1996, the Company employed approximately 53 full-time staff employees and 1,100 contract employees (on a full-time equivalency basis) in its technical staffing business. During 1995, the Company had an average of approximately 350 employees on assignment per week.

  The Company is responsible for and pays the employer's share of Social Security taxes (FICA), federal and state unemployment taxes, workers' compensation insurance, and other costs relating to its temporary employees.
The Company offers health insurance benefits to its temporary employees at their cost through a national trade association to which the Company belongs.

HEADQUARTERS AND REGIONAL OFFICES

  The Company and COMFORCE Global maintain their headquarters in a 2,500 square foot facility in Lake Success, New York under a lease which expires in 2000. COMFORCE Global also maintains offices in New York, Washington D.C., Texas, Georgia and Florida in leased facilities ranging in size from 750 to 2,000 square feet, and has plans to open offices in Illinois and California over the next 12 months. COMFORCE Technical Services maintains offices in Arizona, New Mexico, California, Connecticut, Washington, Missouri and South Carolina in leased facilities ranging in size of from 1,000 to 5,000 square feet. Force Five maintains a leased office in Texas. The Company believes that its facilities are adequate for its present and reasonably anticipated future business requirements, except to the extent of future acquisitions of existing businesses. In the case of such acquisitions, the Company expects to assume the leases of businesses acquired or, to the extent possible, consolidate such operations with existing offices.

DISCONTINUED JEWELRY BUSINESS

  In September 1995, the Company adopted a plan to discontinue the Jewelry Business and recorded a provision of $1 million for the estimated costs to complete the disposal of this business, having earlier recorded a charge against operations of $12.9 million to write-off the goodwill of the Jewelry Business at June 30, 1995. In the fourth quarter of 1995, the Company revised its estimate and provided an additional $600,000 to complete the disposition of the Jewelry Business.

  In conjunction with the COMFORCE Global acquisition, the Company and ARTRA entered into the Assumption Agreement effective as of October 17, 1995, under which ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. ARTRA also agreed to assume responsibility for all liabilities of the Jewelry Business from and after October 17, 1995, and is entitled to receive the net proceeds, if any, from the sale thereof. On April 12, 1996, ARTRA sold the business and certain of the assets of the Company's

                                      26.

Lawrence subsidiary for a selling price of $252,000 plus certain proceeds subsequently realized from the sale of existing inventory, which proceeds were applied to pay creditors of Lawrence or deposited in an escrow account to be applied for such purpose. ARTRA has advised the Company that none of the proceeds from the sale would remain following the payment of such creditors.

ENVIRONMENTAL MATTERS

  Prior to its entry into the Jewelry Business in 1985, the Company operated in excess of 20 manufacturing facilities for the production of, inter alia, photocopy machines, photographic chemical and paper coating. These operations were sold or discontinued in the late 1970s and early 1980s. Certain of these facilities may have used and/or generated hazardous materials and may have disposed of the hazardous substances, particularly before the enactment of laws governing the safe disposal of hazardous substances, at an indeterminable number of sites. Although the controlling stockholders and current management had no involvement in such prior manufacturing operations, the Company could be held to be responsible for clean-up costs if any hazardous substances were deposited at these manufacturing sites, or at off-site waste disposal locations, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), or under other Federal or state environmental laws now or hereafter enacted. However, except for the Gary, Indiana site described below, the Company has not been notified by the Federal Environmental Protection Agency (the "EPA") that it is a potentially responsible party for, nor is the Company aware of having disposed of hazardous substances at, any site.

  In December 1994, the Company was notified by the EPA that it is a potentially responsible party under CERCLA for the disposal of hazardous substances at a site in Gary, Indiana. The alleged disposal occurred in the mid-1970s at a time when the Company conducted operations as APECO. In this connection, in December 1994, the Company was named as one of approximately 80 defendants in a case brought in the United States District Court for the Northern District of Indiana by a group of 14 potentially responsible parties who agreed in a consent order entered into with the EPA to clean-up this site. The plaintiffs have estimated that the cost of cleaning up this site to be $45 million, and have offered to settle the case with the Company for $991,445. This amount represents the plaintiffs' estimate of the Company's pro rata share of the clean-up costs. The Company declined to accept this settlement proposal, which was subsequently withdrawn.

  The plaintiffs have produced only limited testamentary evidence, and no documentary evidence, linking the Company to this site, and the Company has neither discovered any records which indicate, nor located any current or former employees who have advised, that the Company deposited hazardous substances at the site. Based on the foregoing, management of the Company does not believe that it is probable that the Company will have any liability for the costs of the clean-up of this site. The Company intends to vigorously defend itself in this case.

  Under the terms of the Assumption Agreement, ARTRA has agreed to pay and discharge substantially all of the Company's pre-existing liabilities and obligations, including environmental liabilities at any sites at which the Company allegedly operated facilities or disposed of hazardous substances, whether or not the Company is currently identified as a potentially responsible party therefor. Consequently, the Company is entitled to indemnification from ARTRA for any environmental liabilities associated with the Gary, Indiana site. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement.

FORWARD LOOKING AND OTHER STATEMENTS

  The statements above and elsewhere in this Proxy Statement that suggest that the Company will increase revenues and become profitable, achieve significant growth through strategic acquisitions or other means, realize operating efficiencies, and like statements as to the Company's objectives and management's beliefs are forward looking statements. Various factors could prevent the Company from realizing these objectives, including the following:

                                      27.

  Unfavorable economic conditions generally or in the telecommunications, computing or technical services business sectors could cause potential users of such services to decide to cancel or postpone capital expansion, research and development or other projects which require the engagement of temporary technical staff workers or the use of consulting and other technical expertise offered by the Company.

  The Company's ability to expand through acquisitions is dependent on its ability to identify attractive acquisition opportunities and to finance such acquisitions, and no assurance can be given that it will be successful in doing so. Heightened competition in the staffing industry by existing or new competitors could make such acquisitions uneconomic or otherwise more difficult or costly. Unless the Company's operations are considered to be successful by bank or other institutional lenders or investors, it may be difficult for the Company to finance its expansion through acquisitions.

  The Company is seeking to expand rapidly in what its management perceives as a "window of opportunity" in the market. Expansion undertaken at an accelerated pace, principally through acquisitions, creates added risk that the analysis of businesses acquired will fail to uncover business risks or adequately reveal weaknesses in the markets, management or operations being considered. Furthermore, the Company expects in many cases to retain existing management of acquired companies to manage the businesses acquired. Compensation incentives designed to enroll the existing management, which the Company expects to offer, are difficult to structure in a manner so as to provide lasting benefits to the acquiring company.

  Heightened competition for customers as well as for technical personnel could adversely impact the Company's margins. Heightened competition for customers could result in the Company being unable to maintain its current fee scales without being able to reduce its personnel costs. Shortages of qualified technical personnel, which currently exist in some technical specialties and could occur in others in the future, could result in the Company being unable to fulfill its customers' needs or in the customers electing to employ technical staff directly (rather than using the Company's services) to ensure the availability of such personnel. Many of the Company's competitors have more extensive financial and personnel resources than does the Company.

  Under the Assumption Agreement entered into between the parties in October 1995, ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement, in which case the Company may be required to satisfy such obligations.

LEGAL PROCEEDINGS

  The Company is involved in a proceeding described above under "Description of Business--Environmental Matters."

     The Company is a party to routine contract and employment-related litigation matters in the ordinary course of its business. No such pending matters, individually or in the aggregate, if adversely determined, are believed by management to be material to the business, results of operations or financial condition of the Company. The Company maintains general liability insurance, property insurance, automobile insurance, employee benefit liability insurance, owner's and contractor's protective insurance and exporter's foreign operations insurance with coverage of $1 million on a per claim basis and $2 million aggregate (with $3 million umbrella coverage). The Company insures against workers' compensation in amounts required under applicable state law and in the amount of $500,000 in the case of foreign workers. The Company also maintains fidelity insurance in the amount of $25,000 per claim and directors' and officers' liability insurance in the amount of $2 million. The Company is presently soliciting quotations to obtain errors and omissions coverage.

                                      28.

            SELECTED HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

SELECTED FINANCIAL INFORMATION

     Following is a consolidated summary of selected financial data of the Company for each of the five years in the period ended December 31, 1995 and for the six months ended June 30, 1996. Certain selected financial data for each of the four years in the period ended December 31, 1994 has been reclassified to reflect the discontinuance of the Company's Jewelry Business effective September 30, 1995. Selected financial data for the year ended December 31, 1995 includes the operations of COMFORCE Global from the date of its acquisition, completed on October 17, 1995.

                                           Six Months
                                             ended
                                            June 30,                 Year ended December 31,
----------------------------------------------------------------------------------------------------------
                                              1996       1995       1994       1993      1992       1991
                                           ----------  ---------  ---------  --------  ---------  ---------
                                                       (thousands, except per share data)
Revenues (A)                                  $13,158  $  2,387   $          $         $     --   $     --
                                                                  --         --
Stock compensation charge (B)                      --     3,425         --        --         --         --
Earnings (Loss) from continuing                   452    (4,332)    (2,282)   (1,456)      (421)    (5,129)
 operations
Loss from discontinued operations (C)              --   (17,211)   (16,220)     (216)   (34,198)    (1,970)
Earnings (Loss) before extraordinary              452   (21,543)   (18,502)   (1,672)   (34,619)    (7,099)
 credits
Extraordinary credits (D)                          --     6,657      8,965    22,057         --         --
Net earnings (loss)                               452   (14,886)    (9,537)   20,385    (34,619)    (7,099)
Earnings (loss) per share:
   Continuing operations                         0.03      (.95)      (.72)     (.39)      (.13)     (1.62)
   Discontinued operations                         --     (3.74)     (5.08)     (.06)    (10.86)      (.63)
   Earnings (Loss) before extraordinary          0.03     (4.69)     (5.80)     (.45)    (10.99)     (2.25)
    credits
   Extraordinary credits                           --      1.45       2.81      6.03         --         --
   Net earnings (loss)                           0.03     (3.24)     (2.99)     5.58     (10.99)     (2.25)
Total assets (E)                               22,124     8,536     18,704    40,174     42,818     66,877
Long-term debt                                     --        --         --        --      6,105     23,548
Receivable from (payable to)                       --     1,046       (289)       --    (16,025)   (15,981)
 ARTRA(F)
Liabilities assumed by ARTRA (F)                1,794     4,240         --        --         --         --
Liabilities subject to compromise                  --        --         --        --     41,500         --
Debt subsequently discharged                       --        --      7,105        --         --         --
Cash dividend                                      --        --         --        --         --         --

______________________________________________________________

                                      29.

(A) Revenues for the year ended December 31, 1995 represent revenues of COMFORCE Global from the date of its acquisition, October 17, 1995. Revenues for the six months ended June 30, 1996 represent revenues of COMFORCE Global, revenues from Williams from the acquisition date of March 3, 1996 through June 30, 1996 and revenues from RRA from the acquisition date of May 10, 1996 through June 30, 1996. Selected financial data of the Company's Jewelry Business for the nine months ended September 30, 1995 and for each of the four years in the period ended December 31, 1994 has been reclassified to discontinued operations.

(B) Represents a non-recurring compensation charge related to the issuance of the 35% common stock interest in the Company pursuant to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing services business.

(C) The loss from discontinued operations for the year ended December 31, 1995 includes a charge to operations of $12,930,000 to write-off the remaining goodwill of the Company's Jewelry Business effective June 30, 1995 and a provision of $1,600,000 for loss on disposal of the Company's Jewelry Business. The loss from discontinued operations for the year ended December 31, 1994 includes a charge to operations of $10,800,000 representing a write-off of New Dimensions (a subsidiary of the Company) goodwill. The loss from discontinued operations for the year ended December 31, 1992 includes charges to operations of $8,664,000 representing an impairment of goodwill at December 31, 1992 and $8,500,000 representing increased reserves for markdown allowances and inventory valuation.

(D) The 1995 and 1994 extraordinary credits represent gains from net discharge of indebtedness under terms of the Company's debt settlement agreement with its bank. The 1993 extraordinary credit represents a gain from a net discharge of indebtedness due to the reorganization of the Company's New Dimensions subsidiary. See Note 7 to the Company's Consolidated Financial Statements.

(E) As partial consideration for a debt settlement agreement, in December 1994 the Company's bank lender received all of the assets of Lori's former New Dimensions subsidiary. See Note 7 to the Company's Consolidated Financial Statements.

(F) In conjunction with the COMFORCE Global acquisition, ARTRA agreed to assume substantially all pre-existing Lori liabilities. During 1995, ARTRA received $399,000 of advances from the Company. Subsequent to December 31, 1995, ARTRA repaid the above advances and made net payments of $647,000 to reduce pre-existing Lori liabilities. Such payments have been included in the Company's Consolidated Financial Statements at December 31, 1995 as amounts receivable from ARTRA and as additional paid-in capital. To the extent ARTRA makes subsequent payments, they will be recorded as additional paid-in capital. In the fourth quarter of 1995, ARTRA exchanged all of its shares of the Company's Series C cumulative preferred stock for 100,000 newly issued shares of the Company's common stock. During 1994, ARTRA made net advances to Lori of $2,531,000. Effective December 29, 1994, ARTRA exchanged $2,242,000 of its notes and advances for additional Lori preferred stock. In February 1993, ARTRA transferred all of its notes to Lori's capital account. See Notes 9 and 15 to the Company's Consolidated Financial Statements.

                                      30.

PRO FORMA FINANCIAL INFORMATION

     On October 17, 1995, the Company completed the acquisition of all of the capital stock of COMFORCE Global, a provider of telecommunications and computer technical staffing and consulting services. On March 3, 1996, the Company acquired all of the assets of Williams, a regional provider of telecommunications and technical staffing services. On May 10, 1996, the Company completed the acquisition of RRA. RRA is in the business of providing contract employees to other businesses. Due to a pattern of reduced sales volume resulting in continuing operating losses, in September 1995, the Company adopted a plan to discontinue its Jewelry Business. The Company's consolidated financial statements have been reclassified to report separately results of operations of the discontinued Jewelry Business. Therefore, a comparison of the Company's consolidated results of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 with prior periods is not meaningful. The following tables present unaudited pro forma results of continuing operations for: (i) the six months ended June 30, 1996; (ii) the six months ended June 30, 1995; (iii) the year ended December 31, 1995; and (iv) the year ended December 31, 1994, as if the acquisitions of COMFORCE Global, Williams and RRA had been consummated as of January 1, 1994.

                              COMFORCE CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the six  months ended June 30, 1996
                                 (In thousands)


                                                                               Pro Forma
                                         Historical  Williams (A)   RRA (A)   Adjustments   Pro Forma
                                         ----------  ------------   -------   -----------   ---------

Revenues                                  $13,158       $   654     $22,786                  $36,598

Operating costs and
expenses:
 Cost of Revenues                          11,002           281      20,762                   32,045
 Other operating costs
  and expenses                              1,401            38       1,491         154 (B)    3,084
                                           ------       -------     -------        -------   --------

                                           12,403           319      22,253         154       35,129

Operating earnings (loss)                     755           335         533        (154)       1,469
                                           ------       -------     -------     -------       ------


Other Income                                   16                                                 16
Interest and other non-
operating expenses                            (51)                      (36)        (30) (C)    (117)
                                           ------                   -------     -----------   ------

                                              (35)                      (36)        (30)        (101)
Earnings (loss) from continuing
operations before income taxes                 720        335           497        (184)       1,368
(Provision) credit for income taxes           (268)      (265)         (199)        131         (601)
                                            ------    -------       -------     -------       ------

Income (loss) from continuing
operations                                  $  452      $  70        $  298      $  (53)      $  767
                                            ======     ======        ======      =======      ======


Income per share from continuing
operations                                 $   .03                                           $   .06
                                           =======                                           =======

Weighted average shares of common
stock and common stock equivalents
outstanding (F)                             13,819                                            13,819
                                            ======                                            ======

                                      31.

                              COMFORCE CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the six  months ended June 30, 1995
                                 (In thousands)



                                        Lori      COMFORCE                              Pro Forma
                                  Historical     Global (A)  Williams (A)   RRA (A)   Adjustments   Pro Forma
Revenues                           $       -     $  5,653     $ 1,678     $ 24,424                     31,755
                                   ----------    --------     -------     ---------                  --------

Operating costs and
expenses:
  Cost of Revenues                                   4,183      1,227        22,618                    28,028
  Stock compensation (E)                                                                  3,425         3,425
  Spectrum corporate
     management fees (D)                               625                                                625
  Other operating costs and
   expenses                              227           913        131         1,348         278 (B)     2,897
                                        ----        ------     ------       -------     ----------    -------

                                         227         5,721      1,358        23,966       3,703        34,975
                                        ----        ------     ------       -------     ----------    -------

Operating earnings
 (loss)                                 (227)          (68)       320           458      (3,703)      (3,220)
                                        ----        ------     ------       -------     ----------    -------



Other Income                              26             2                        3                       31
Interest and other non-
operating expenses                      (131)                                   (60)        (80) (C)    (271)
                                        ----        ------                  -------     -----------   -------
                                        (105)            2                      (57)        (80)        (240)

Earnings (loss) from continuing
operations before income taxes          (332)          (66)       320           401      (3,783)      (3,460)
(Provision) credit for income
taxes                                     (3)          (19)      (128)         (160)      1,513        1,203
                                        ----        ------     ------       -------     ----------    -------

Income (loss) from continuing
operations                            $ (335)       $  (85)   $   192       $   241     $(2,270)     $(2,257)
                                        ----        ------     ------       -------     ----------    -------
Loss per share from continuing
operations                          $   (.07)                                                       $   (.23)
                                    ========                                                        ========
Weighted average shares
outstanding (F)                        3,257                                                           9,790
                                    ========                                                        ========

Pro forma adjustments to the unaudited condensed consolidated statement of operations:

(A) The pro forma data presented for COMFORCE Global's, Williams' and RRA's operations is for the periods prior to their acquisitions (i.e., in the case of COMFORCE Global, the period from January 1, 1995 through June 30, 1995, which precedes its October 17, 1995 acquisition; in the case of Williams, the periods from January 1, 1996 through March 2, 1996 and from January 1, 1995 through June 30, 1995, which precede its March 3, 1996 acquisition; and, in the case of RRA, the periods from January 1, 1996 through May 9, 1996 and from January 1, 1995 through June 30, 1995, which precede its May 10, 1996 acquisition).

                                      32.

(B) Amortization of intangibles arising from the COMFORCE Global, Williams and RRA acquisition. The table below reflects where the amortization of intangibles has been recorded

                                             Six Months  Six Months
                                             June 1996   June 1995
                                             ----------  ----------

               Historical COMFORCE                 $206
               Historical COMFORCE Global                      $ 82
               Williams
               RRA
               Pro forma Adjustment                 154         278
                                                   ----        ----
               Adjusted Pro forma per
               Financial statement                 $360        $360
                                                   ====        ====

(C) To record interest expense incurred for the purchase of Williams for the pro forma six months ended June 30, 1995 and for the period January 1, 1996 through March 3, 1996. Interest expense represents interest on the line of credit assuming all $1,900,000 was outstanding for the six months ended June 30, 1995 and for the period January 1, 1996 through March 3, 1996 at the interest rate in effect of 8.5%.

(D) Represents a non-recurring compensation charge related to the issuance of the 35% common stock interest in the Company to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing business.

(E) Corporate management fees from COMFORCE Global's former parent, Spectrum Information Technologies, Inc. The amount of these management fees may not be representative of costs incurred by COMFORCE Global on a stand alone basis.

(F) Pro forma weighted average shares outstanding includes shares of the Company's Common Stock issued in the private placement that funded the COMFORCE Global transaction, including 100,000 shares issued to ARTRA, and 150,000 shares issued to Peter Harvey, then a Vice President of the Company, for guaranteeing the payment of the purchase price to the seller and other guarantees associated with the COMFORCE Global acquisition, shares issued to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing services business, and Series D and Series E Preferred Stock issued in conjunction with the purchase of RRA. Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

                                      33.

                              COMFORCE CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                                 (In thousands)


                                                         COMFORCE                               Pro Forma
                                           Historical (A)  Global (B)  Williams (B)  RRA (B)   Adjustments   Pro Forma
                                           -------------  ----------   -----------   -------   -----------   ---------

Revenues                                         $ 2,387        $9,568   $ 4,178       $52,011                 $68,144

Operating costs and expenses:
Cost of revenues                                   1,818         7,178     3,022        47,830                  59,848
Stock compensation (C)                             3,425         3,425
Spectrum corporate management fees (F)             1,140         1,140
Other operating costs and expenses                   823         1,397       450         2,992     $   531 (D)   6,193
                                                 -------        ------   -------       -------     -------    --------
                                                   6,066         9,715     3,472        50,822         531      70,606
                                                 -------        ------   -------       -------     -------    --------

Operating earnings (loss)                         (3,679)         (147)      706         1,189        (531)    (2,462)
                                                 -------        ------   -------       -------     -------    -------



Interest and other non-operating expenses           (618)            7                    (133)        248 (E)   (496)
                                                 -------        ------   -------       -------     -------    -------
                                                    (618)            7      ---           (133)        248       (496)
                                                 -------        ------   -------       -------     -------    -------

Earnings (loss) from operations before
  income taxes                                    (4,297)         (140)      706         1,056        (283)   (2,958)
(Provision) credit for income taxes                  (35)           21      (354)         (422)        113      (677)
                                                 -------        ------   -------       -------     -------   -------
Income (loss) from operations                    $(4,332)       $ (119)  $   352       $   634     $  (170)  $(3,635)
                                                 =======        ======   =======       =======     =======   =======

Income (loss) per share from continuing
  operations                                      $(0.95)                                                     $(0.39)
                                                 =======                                                      ======

Weighted average shares of common stock and
  common stock equivalents outstanding (G)         4,596                                                       9,309
                                                 =======                                                      ======
-----------------------------------------------------

See the notes following the Pro Forma Statement of Operations for the Year Ended December 31, 1994.

                                      34.

                              COMFORCE CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1994
                                 (In thousands)

                                                                COMFORCE                       Pro Forma
                                               Historical (A)  Global (B)  Williams (B)  RRA (B)   Adjustments   Pro Forma
                                               --------------  ----------  ------------  --------  ------------  ----------

Revenues                                             $            $8,245        $2,692   $38,559                   $49,496

Operating costs and expenses:
Cost of revenues                                                   6,417         2,107    35,601                    44,125
Spectrum corporate management fees (F)                               803                                               803
Other operating costs and expenses                       966       1,134           593     2,288           608       5,589
                                                     -------      ------        ------   -------         -----   ---------
                                                         966       8,354         2,700    37,889           608      50,517
                                                     -------      ------        ------   -------         -----   ---------

Operating earnings (loss)                               (966)       (109)           (8)      670          (608)     (1,020)
                                                     -------      ------        ------   -------         -----   ---------


Other income                                                                                  25                        25
Interest and other non-operating expenses             (1,316)          9           (24)     (168)         (163)     (1,662)
                                                     -------      ------        ------   -------         -----   ---------
                                                      (1,316)          9           (24)     (143)         (163)     (1,637)
                                                     -------      ------        ------   -------         -----   ---------

Earnings (loss) from operations before
  income taxes                                        (2,282)       (100)          (32)      527          (770)     (2,657)
(Provision) credit for income taxes                                  (15)           13      (210)          308          96
                                                                  ------        ------   -------         -----   ---------
Income (loss) from operations                        $(2,282)     $ (115)       $  (19)  $   317         $(462)    $(2,561)
                                                     =======      ======        ======   =======         =====   =========

Income (loss) per share from continuing
  operations                                           $(.72)                                                       $(0.25)
                                                     =======                                                     =========

Weighted average shares of common stock and
  common stock equivalents outstanding (G)             3,195                                                        10,196
                                                     =======                                                     =========

________________________________

(A) Historical data for the year ended December 31, 1995 includes COMFORCE Global's operations since its acquisition on October 17, 1995 through December 31, 1995 and corporate overhead costs for the entire year ended December 31, 1995.

(B) The pro forma data presented for COMFORCE Global's, Williams' and RRA's operations is for the periods prior to their acquisitions (i.e., in the case of COMFORCE Global, the period from January 1, 1994 through December 31, 1994, and January 1, 1995 through October 16, 1995, which precede its October 17, 1995 acquisition; and, in the case of Williams and RRA, the periods from January 1, 1994 through December 31, 1994 and January 1, 1995 through December 31, 1995, which precede the March 3, 1996 acquisition of Williams and the May 10, 1996 acquisition of RRA).

(C) Represents a non-recurring compensation charge related to the issuance of the 35% common stock interest in the Company to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing business.

                                      35.

(D) Amortization of goodwill arising out of the Global, Williams and RRA acquisitions. The table below reflects where amortization of goodwill has been recorded.


                                         December 1995  December 1994
                                         -------------  -------------
     Historical COMFORCE Corp.                    $ 51           $___
     Historical COMFORCE Global`                   142            164
     Williams                                      ---            ---
     RRA                                           ---            ---
     Proforma Adjustments                          530            559
                                                   ---            ---
     Adjusted pro forma per financial
      statements                                  $723           $723

(E) Reverse interest expense on notes and other liabilities assumed by ARTRA totaling $410,000 net of interest expense incurred for the purchase of Williams for the pro forma year ended December 31, 1995. Interest expense for December 31, 1995 represents interest on the line of credit assuming all $1,900,000 was outstanding for the year at the interest rate in effect of 8.5%. The interest expense reversed in 1995 was for interest on notes directly related to Lori activities and were incurred in 1995. These liabilities were not outstanding during 1994 and, accordingly, a similar adjustment is not required.

(F) Corporate management fees from COMFORCE Global's former parent, Spectrum Information Technologies, Inc. The amount of these management fees may not be representative of costs incurred by COMFORCE Global on a stand alone basis.

(G) The pro forma weighted average shares and common stock equivalents outstanding includes shares of the Company's common stock issued and to be issued in the private placement that funded the COMFORCE Global transaction, shares issued for fees and costs associated with the COMFORCE Global transaction including 100,000 shares issued to ARTRA, 150,000 shares issued to Peter Harvey for guaranteeing the COMFORCE Global transaction, shares issued to certain individuals to manage the Company's entry into the telecommunications and technical staffing business, and the private placement of Series D and Series E Preferred Stock issued in conjunction with the purchase of RRA. Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

                                      36.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION

          The following discussion supplements the information found in the consolidated financial statements and related notes.

CHANGE IN BUSINESS

          The Company was incorporated in Delaware in 1969. From 1985 until September 1995, the Company, under the name The Lori Corporation, was engaged in the business of designing and distributing fashion jewelry (the "Jewelry Business"). Prior thereto, under the names APECO Corporation and American Photocopy Equipment Company, the Company engaged in various business activities, including the manufacture of photocopy machines. Due to continuing losses in the Jewelry Business and the erosion of the markets for its products, in September 1995, the Company adopted a plan to discontinue the Jewelry Business and determined to seek to enter into another line of business. In June 1995, the Company contracted with current management to direct its entry into the technical staffing business. On October 17, 1995, the Company acquired all of the capital stock of Spectrum Global Services, Inc. (formerly d/b/a YIELD Global and, following its acquisition by the Company, renamed COMFORCE Global, Inc.) ("COMFORCE Global"). In addition, in connection with its new business direction, the Company changed its name to COMFORCE Corporation. At the time of the acquisition, COMFORCE Global was one of several wholly-owned subsidiaries of Spectrum, which had a Chapter 11 petition pending. The sale of COMFORCE Global, which was not a party to the Chapter 11 proceeding, was approved by the bankruptcy court in which Spectrum's bankruptcy was pending. Originally founded in 1987, Spectrum had acquired COMFORCE Global in 1993.

          The price paid by the Company for the COMFORCE Global stock and related acquisition costs was approximately $6.4 million, net of cash acquired. This consideration consisted of cash to the seller of approximately $5.1 million, fees of approximately $700,000, including a fee of $500,000 to a related party, and 500,000 shares of the Company's Common Stock issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company consisted of (i) 100,000 shares issued to a then unrelated party for guaranteeing the purchase price to the seller,
(ii) 100,000 shares issued to ARTRA, then the majority stockholder of the Company, in consideration of its guaranteeing the purchase price to the seller,
(iii) 150,000 issued to two unrelated parties for advisory services in connection with the acquisition, and (iv) 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company, for guaranteeing the payment of the $6.4 million purchase price to the seller. Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

          In order to facilitate the COMFORCE Global acquisition, ARTRA agreed to exchange all of the Series C Preferred Stock of the Company then held by it (9,701 shares, which constituted all of the issued and outstanding Preferred Stock of the Company) for 100,000 shares of the Company's Common Stock. The liquidation value of the Series C Preferred Stock was $19.5 million in the aggregate. In addition, the Company and ARTRA entered into an Assumption Agreement effective as of October 17, 1995.

          Under the Assumption Agreement, ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. ARTRA also agreed to assume responsibility for all liabilities of the Jewelry Business from and after the effective date of the Assumption Agreement, and is entitled to receive the net proceeds, if any, from the sale thereof. On April 12, 1996, ARTRA sold the business and certain of the assets related to the Company's discontinued Jewelry Business, and, accordingly, will be entitled to the net proceeds, if any, from this disposition after the satisfaction of its creditors.

                                      37.

          In October and November 1995, in order to fund the acquisition of COMFORCE Global and meet certain working capital requirements, the Company sold 1,946,667 shares of its Common Stock in a private offering in units consisting of one share of Common Stock with a detachable warrant to purchase one-half share of Common Stock (973,333 shares in the aggregate) for a selling price of $3.00 per unit. The gross proceeds from the offering were $5,840,000. The warrants have an exercise price of $3.375 per share and are exercisable for a period of five years from the date of grant commencing June 1, 1996 (except for certain warrants which were subsequently amended to provide for immediate exercise).

          The acquisition of COMFORCE Global was accounted for by the purchase method and, accordingly, the assets and liabilities of COMFORCE Global were included in the Company's financial statements at their estimated fair market value at the date of acquisition.

          In March 1996, the Company acquired all of the assets of Williams, a regional provider of telecommunications and technical staffing services. The purchase price for the assets of Williams was $2 million with a four year contingent payout based on earnings of Williams. The value of the contingent payouts will not exceed $2 million, for a total purchase price not to exceed $4 million. The acquisition was funded by a revolving line of credit from Chase.

          In May 1996, the Company acquired RRA for a purchase price of $5.1 million, with a three year contingent payout based on earnings. The value of the contingent payout will not exceed $650,000, for a total purchase price not to exceed $5.75 million. The purchase price was paid by the Company in cash from the proceeds of a private placement of the Company's Series E Preferred Stock. RRA provides specialists for supplemental staffing assignments as well as outsourcing and vendor-on-premises programs, primarily in the electronics, avionics, telecommunications and information technology business sectors.

          In August 1996, the Company purchased all of the stock of Force Five for a purchase price of $1,500,000 and approximately 27,400 shares of the Company's Common Stock (valued at $500,000 based on the average closing price on the American Stock Exchange of the Company's Common Stock for the 20 trading days prior to closing), plus contingent income payments payable over three years in an aggregate amount not to exceed $2 million. Force Five, which is based in Dallas, Texas, is in the business of information technology consulting to leading companies nationwide.

1996 PLAN OF OPERATIONS

          The Company established its telecommunications staffing business with the acquisition of COMFORCE Global in October 1995, and further strengthened its base with the acquisition of Williams in March 1996. The Company established its technical services platform with the acquisition of RRA, and is actively seeking an acquisition of a platform company servicing the information technology market sector.

          The Company has identified the areas of skilled contract labor and consulting for the telecommunications, information technology and scientific and technical business sectors as high growth, profitable market niches that could benefit from new opportunities in current markets, particularly in the wireless telephone and networked information systems industries. The Company believes that it is well positioned to capitalize on the anticipated continued growth in the telecommunications, information technology and technical sectors due to its size and its industry expertise in providing a wide range of staffing services. The Company will seek to grow significantly through strategic acquisitions, the opening of offices in new and existing markets and aggressive recruiting, training, and marketing of industry specialists with a wide range of technical expertise.

          The Company's growth strategy includes the acquisition of established, profitable regional staffing companies in markets with attractive growth opportunities. These "platform" companies are intended to serve as a basis for future growth and, therefore, must have the management infrastructure and other operating characteristics necessary to significantly expand the Company's presence within a specific market sector or geographic area. In

                                      38.

addition, the Company has as an objective acquisitions of smaller companies, the operations of which supplement, and can be integrated into, the established platform companies to increase market share and profits with minimal incremental expense.

          The Company believes it can also increase revenues through internal growth due to its presence in the information technology and telecommunications sectors. Further, the Company believes that it can achieve significant economies of scale by opening and clustering branch offices in new and existing markets through the allocation of management, advertising, recruiting and training costs over a larger revenue base. In addition, the Company has targeted selected areas of the technical services markets which it believes have high growth and profit potential.

          The statements above and elsewhere in this Proxy Statement that suggest that the Company will increase revenues, achieve significant growth through strategic acquisitions or other means, realize operating efficiencies, and like statements as to the Company's objectives and management's beliefs are forward looking statements. Various factors could prevent the Company from realizing these objectives, including the following:

          Unfavorable economic conditions generally or in the telecommunications, computing or technical services business sectors could cause potential users of such services to decide to cancel or postpone capital expansion, research and development or other projects which require the engagement of temporary technical staff workers or the use of consulting and other technical expertise offered by the Company.

          The Company's ability to expand through acquisitions is dependent on its ability to identify attractive acquisition opportunities and to finance such acquisitions, and no assurance can be given that it will be successful in doing so. Heightened competition in the staffing industry by existing or new competitors could make such acquisitions uneconomic or otherwise more difficult or costly. Unless the Company's operations are considered to be successful by bank or other institutional lenders or investors, it may be difficult for the Company to finance its expansion through acquisitions.

          The Company is seeking to expand rapidly in what its management perceives as a "window of opportunity" in the market. Expansion undertaken at an accelerated pace, principally through acquisitions, creates added risk that the analysis of businesses acquired will fail to uncover business risks or adequately reveal weaknesses in the markets, management or operations being considered. Furthermore, the Company expects in many cases to retain existing management of acquired companies to manage the businesses acquired. Compensation incentives designed to enroll the existing management, which the Company expects to offer, are difficult to structure in a manner so as to provide lasting benefits to the acquiring company.

          Heightened competition for customers as well as for technical personnel could adversely impact the Company's margins. Heightened competition for customers could result in the Company being unable to maintain its current fee scales without being able to reduce its personnel costs. Shortages of qualified technical personnel, which currently exist in some technical specialties and could occur in others in the future, could result in the Company being unable to fulfill its customers' needs or in the customers electing to employ technical staff directly (rather than using the Company's services) to ensure the availability of such personnel. Many of the Company's competitors have more extensive financial and personnel resources than does the Company.

          Under the Assumption Agreement entered into between the parties in October 1995, ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement, in which case the Company may be required to satisfy such obligations.

                                      39.

RESULTS OF OPERATIONS

          On October 17, 1995, the Company completed the acquisition of all of the capital stock of COMFORCE Global, a provider of technical staffing and consulting services in the information technology and telecommunications sectors. Due to a pattern of reduced sales volume resulting in continuing operating losses, in September 1995, the Company adopted a plan to discontinue its Jewelry Business. The Company's consolidated financial statements have been reclassified to report separately results of operations of the discontinued Jewelry Business. Therefore, a comparison of the Company's consolidated results of operations for the years ended December 31, 1995 and December 31, 1994, for the years ended December 31, 1994 and December 31, 1993, and for the three and six months ended June 30, 1996 and June 30, 1995 is not meaningful.
Accordingly, a discussion of pro forma results of operations for certain of these periods is provided.

          See "Selected Historical and Pro Forma Financial Information--Pro Forma Financial Information" for a presentation of the Company's Pro Forma Consolidated Statement of Operations for the years ended December 31, 1995 and 1994. See Note 2 to the Company's Condensed Consolidated Financial Statements for a presentation of Pro Forma Condensed Consolidated Statement of Operations for the three and six months ended June 30, 1996 and June 30, 1995. The Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1996 and June 30, 1995 are separately presented under "Selected Historical and Pro Forma Financial Information--Pro Forma Financial Information." See also "--Discontinued Jewelry Business" for a discussion of the discontinued operations.

Pro Forma Three Months ended June 30, 1996 vs. Pro Forma Three Months ended June 30, 1995

          Pro forma revenues of $17,542,000 for the three months ended June 30, 1996 were $584,000, or 3% higher than pro forma revenues for the three months ended June 30, 1995. The increase in 1996 pro forma revenues is attributable to the overall growth and expansion of COMFORCE Global's telecommunications and computer staffing business as well as growth in the operations of Williams and RRA. Pro forma cost of revenues of the three months ended June 30, 1996 was 86% of pro forma revenues compared to pro forma cost of revenues of 87% for the three months ended June 30, 1995. The dollar increase in the 1996 pro forma cost of revenues is principally attributable to increased sales volume. The 1996 pro forma cost of revenues percentage decrease of 1% is primarily attributable to higher margins of new business.

          Pro forma operating expenses for the three months ended June 30, 1996 increased $60,000 as compared to pro forma operating expenses for the three months ended June 30, 1995.

          Corporate management fees of $357,000 from COMFORCE Global's former parent, Spectrum, reflect an allocation of corporate overhead; however, such charges will no longer continue as a result of COMFORCE Global's acquisition by the Company in October 1995. In the opinion of management, the amount of these fees are not representative of costs incurred by COMFORCE Global on a stand alone basis.

          Pro forma operating income for the three months ended June 30, 1996 was $840,000 compared to pro forma operating income of $223,000 for the three months ended June 30, 1995. The increase is primarily attributable to both the increase in sales and the related improved margin on those sales, as well as the discontinuance of corporate management fees described above.

          Pro forma other expense, principally interest, net of other income for the three months ended June 30, 1996 decreased $76,000 principally due to the discharge of indebtedness of Lori and its Jewelry Business.

Pro Forma Six Months ended June 30, 1996 vs. Pro Forma Six Months ended June 30, 1995

          Pro forma revenues of $36,598,000 for the six months ended June 30, 1996 were $4,843,000, or 15% higher than pro forma revenues for the six months ended June 30, 1996. The increase in 1996 Pro forma

                                      40.

revenues is attributable to the overall growth and expansion of COMFORCE Global's telecommunications and computer staffing business as well as the growth in Williams and RRA. Pro forma cost of revenues for six months ended June 30, 1996 and June 30, 1995 was 88% of pro forma revenues. The 1996 dollar increase in pro forma cost of revenues of $43,017,000 is principally attributable to the increase in sales volume.

          Pro forma operating expenses for the six months ended June 30, 1996 decreased $3,863,000 compared to pro forma operating expenses for the six months ended June 30, 1995. The 1996 decrease in pro forma operating expenses is principally attributable to the 1995 compensation charge of $3,425,000 related to the issuance of a 35% interest in the Company to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing services business and $625,000 in corporate management fees payable to Spectrum as described below.

          Corporate management fees from COMFORCE Global's former parent, Spectrum, reflect an allocation of corporate overhead; however, such charges will no longer continue as a result of COMFORCE Global's acquisition by the Company in October 1995. In the opinion of management, the amount of these fees are not representative of costs incurred by COMFORCE Global on a stand alone basis.

          Pro forma operating income for the six months ended June 30, 1996 was $1,469,000 as compared to pro forma operating loss of $3,220,000 for the six months ended June 30, 1995. The improvement in 1996 is principally attributable to the compensation charge and corporate management charge from Spectrum, as described above, plus the increased operating income generated by increased revenues in the pro forma 1996 period.

          Pro forma other expenses, principally interest, net of other income for the six months ended June 30, 1996 decreased $139,000 principally due to the discharge of indebtedness of Lori and its Jewelry Business.

Pro Forma 1995 Compared to Pro Forma 1994

          Set forth below is a discussion of the Company's pro forma results of continuing operations for the years ended December 31, 1995 and December 31, 1994. The Company's pro forma results of continuing operations for the years ended December 31, 1995 and December 31, 1994 are presented under "Selected Historical and Pro Forma Financial Information" as if the acquisition of COMFORCE Global had been consummated as of January 1, 1994.

          Pro forma revenues of $68,144,000 for the year ended December 31, 1995 were $18,648,000, or 37.0%, higher than pro forma revenues for the year ended December 31, 1994. The increase in 1995 pro forma revenues is attributable to the overall growth and expansion of COMFORCE Global's telecommunications and computer technical staffing services business as well as the increase in revenue from Williams and RRA. Pro forma cost of revenues of $59,848,000 for the year ended December 31, 1995 increased $15,723,000 as compared to pro forma cost of revenues for the year ended December 31, 1994. Pro forma cost of revenues in the year ended December 31, 1995 was 88% of pro forma revenues compared to a pro forma cost of revenues percentage of 89% for the year ended December 31, 1994. The 1995 pro forma cost of revenues increase is principally attributable to the increase in sales volume as noted above. The 1995 pro forma cost of revenues percentage decrease of 1.0% is primarily attributable to certain consulting fees incurred in 1994.

          Pro forma operating expenses for the year ended December 31, 1995 increased $4,366,000 as compared to pro forma operating expenses for the year ended December 31, 1994. The 1995 increase in pro forma operating expenses is principally attributable to a compensation charge of $3,425,000 related to the issuance of a 35% interest in the Company as additional compensation for certain individuals to enter into employment or consulting services agreements to manage the Company's entry into and development of the telecommunications and computer technical staffing services business and an increase in RRA operating costs for opening three new offices.

                                      41.

          Corporate management fees from COMFORCE Global's former parent, Spectrum, reflect an allocation of corporate overhead; however, such charges will no longer continue as a result of COMFORCE Global's acquisition by the Company in October 1995. In the opinion of management, the amount of these fees are not representative of costs incurred by COMFORCE Global on a stand alone basis.

          Pro forma operating loss in the year ended December 31, 1995 was $2,462,000 as compared to pro forma operating loss of $1,020,000 in the year ended December 31, 1994. The increased 1995 pro forma operating loss is principally attributable to a compensation charge of $3,425,000 related to the issuance of a 35% interest in the Company as described above, an increase of $337,000 in corporate management fees as described above, partially offset by an increased pro forma gross margin attributable to the overall growth and expansion of COMFORCE Global's and Williams' telecommunications and computer technical staffing services business, as well as an increase in the RRA technical services business.

          Pro forma other expense, principally interest, net for the year ended December 31, 1995 decreased $1,166,000 as compared to the year ended December 31, 1994. The 1995 decrease is principally due to the 1994 and 1995 discharges of indebtedness under terms of the bank loan agreements of Lori and its fashion costume jewelry subsidiaries.

          Due to the Company's tax loss carry forwards and the uncertainty of future taxable income, no income tax benefit was recognized in connection with the Company's 1995 and 1994 pre-tax losses from continuing operations.

LIQUIDITY AND CAPITAL RESOURCES

          Management believes that the Company will generate cash flow from operations which, together with proceeds from its sale of securities earlier in 1996 and funds available under the $10 million revolving Credit Facility entered into with Chase as of July 22, 1996 (the "Credit Facility"), will be sufficient to fund its technical staffing business for the remainder of 1996; however, the Company does not expect to have sufficient liquidity or capital resources to fund its planned expansion through acquisitions and other means. The Company intends to seek additional debt and/ or equity financing to fund such planned expansion. See"--Change in Business" and "--1996 Plan of Operations" for a description of the Company's current and proposed plans of expansion.

          Cash and cash equivalents increased $1,629,000 during the six months ended June 30, 1996. Cash flows provided by financing activities of $13,051,000 exceeded cash flows used in operating activities of $3,318,000 and cash flows used by investing activities of $8,104,000. Cash flows used by operating activities were principally attributable to the temporary need to fund Williams and RRA accounts receivable and their carrying costs due to the purchase of Williams in March 1996 and RRA in May 1996. Cash flows used in investing activities are principally related to the purchase of Williams and RRA for a total of $7,450,000 including directly related costs, as well as loans made to certain officers of the Company pursuant to their employment contracts in the amount of $331,000 and the purchase of fixed assets in the amount of $323,000. Cash flows from financing activities were attributable to borrowings under the revolving line of credit of $1,500,000, the exercise of warrants in the amount of $999,000, and the issuance of Series E Preferred Stock and Series D Preferred Stock in the amount of $4,636,000 and $6,416,000, respectively.

          During the six months ended June 30, 1996, the Company eliminated its working capital deficiency and, at June 30, 1996, had excess working capital of $4,385,000. The increase in working capital is principally attributable to the Company's increase in accounts receivable due to the acquisitions of Williams and RRA, the issuance of shares of Series D and E Preferred Stock and the reduction in the liabilities assumed by ARTRA.

          On July 22, 1996, the Company and certain of its subsidiaries entered into a $10 million Credit Facility with Chase to provide working capital for the Company's operations. See Note 10 to the condensed consolidated financial statements.

                                      42.

DISCONTINUED JEWELRY BUSINESS

          In conjunction with the COMFORCE Global acquisition, the Company and ARTRA entered into the Assumption Agreement as of October 17, 1995. Under the Assumption Agreement, ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. ARTRA also agreed to assume responsibility for all liabilities of the Jewelry Business from and after October 17, 1995, and is entitled to receive the net proceeds, if any, from the sale thereof. On April 12, 1996, ARTRA sold the business and certain of the assets of the Company's Lawrence subsidiary for a selling price of $252,000 plus certain proceeds subsequently realized from the sale of existing inventory, which proceeds were applied to pay creditors of Lawrence or deposited in an escrow account to be applied for such purpose.
ARTRA has advised the Company that none of the proceeds from the sale would remain following the payment of such creditors.

          At March 31, 1995 and at December 31, 1994, Lori's business plan had anticipated that the restructuring of its debt, along with a consolidation and restructuring of its Jewelry Business, would permit it to obtain a sufficient level of borrowings to fund its capital requirements in 1995 and beyond. However, due to the continued losses from operations and its inability to obtain conventional bank financing, management of Lori determined in September 1995 to discontinue the Jewelry Business. The Company recorded a provision of $1 million for the estimated costs to complete the disposal of this business, having earlier recorded a charge against operations of $12.9 million to write-off the goodwill of the Jewelry Business at June 30, 1995. In the fourth quarter of 1995, the Company revised its estimate and provided an additional $600,000 to complete the disposition of the Jewelry Business.

ENVIRONMENTAL MATTERS

          In December 1994, the Company was notified by the EPA that it is a potentially responsible party under CERCLA for the disposal of hazardous substances at a site in Gary, Indiana. The alleged disposal occurred in the mid-1970s at a time when the Company conducted operations as APECO (see "Description of Business--History"). In this connection, in December 1994, the Company was named as one of approximately 80 defendants in a case brought in the United States District Court for the Northern District of Indiana by a group of 14 potentially responsible parties who agreed in a consent order entered into with the EPA to clean-up this site. The plaintiffs have estimated that the cost of cleaning up this site to be $45 million, and have offered to settle the case with the Company for $991,445. This amount represents the plaintiffs' estimate of the Company's pro rata share of the clean-up costs. The Company declined to accept this settlement proposal, which was subsequently withdrawn.

          The plaintiffs have produced only limited testamentary evidence, and no documentary evidence, linking the Company to this site, and the Company has neither discovered any records which indicate, nor located any current or former employees who have advised, that the Company deposited hazardous substances at the site. Based on the foregoing, management of the Company does not believe that it is probable that the Company will have any liability for the costs of the clean-up of this site. The Company intends to vigorously defend itself in this case.

          Under the terms of the Assumption Agreement, ARTRA has agreed to pay and discharge substantially all of the Company's pre-existing liabilities and obligations, including environmental liabilities. Consequently, the Company is entitled to indemnification from ARTRA for any environmental liabilities associated with the Gary, Indiana site. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement.

          See "Description of Business--Environmental Matters."

NET OPERATING LOSS CARRY FORWARDS

          At December 31, 1995, the Company and its subsidiaries had Federal income tax loss carry forwards of approximately $53,000,000 available to be applied against future taxable income, if any, expiring principally in

                                      43.

1996 - 2010.   Section 382 of the Internal Revenue Code of 1986 limits a
corporation's utilization of its Federal income tax loss carry forwards when certain changes in the ownership of a corporation's Common Stock occurs. The Company has recently issued a significant number of shares of its Common Stock in conjunction with the COMFORCE Global acquisition and certain related transactions. In addition, as a result of the recent change in the Company's business, the ability to use these net operating loss carry forwards may be eliminated. Accordingly, the Company is currently subject to significant limitations regarding the utilization of its Federal income tax loss carry forwards.

SEASONALITY

          The Company's recently acquired technical staffing and consulting services business is not subject to significant seasonal fluctuations.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Impairment of Long-Lived Assets

          SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is evaluated by comparing future cash flows (undiscounted and without interest charges) expected to result from the use or sale of the asset and its eventual disposition, to the carrying amount of the asset. This new accounting principle is effective for the Company's fiscal year ending December 31,1996. The Company believes that adoption will not have a material impact on its financial statements.

Stock-Based Compensation

          SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options, and other equity instruments to employees based on new fair value accounting rules. Although expense recognition for employee stock based compensation is not mandatory, the pronouncement requires companies that choose not to adopt the new fair value accounting to disclose the pro-forma net income and earnings per share under the new method. This new accounting principle is effective for the Company's fiscal year ending December 31, 1996. The Company believes that adoption will not have a material impact on its financial statements as the Company will not adopt the new fair value accounting, but instead comply with the disclosure requirements.

IMPACT OF INFLATION AND CHANGING PRICES

          Inflation has become a less significant factor in the economy; however, to the extent permitted by competition, the Company generally passes increased costs to its customers.



                    INFORMATION REGARDING EXECUTIVE OFFICERS

          MICHAEL FERRENTINO. See "Proposal No. 1--Information Concerning Directors and Nominees" for information concerning Mr. Ferrentino.

          CHRISTOPHER P. FRANCO, age 37. Executive Vice President and Secretary of the Company since December 1995. From November 1993 to September 1995, Mr. Franco served as Vice President and General Counsel of Spectrum (wireless transmissions, telecommunications and franchiser of computer stores). From 1985 to 1993, Mr. Franco practiced law, principally in the field of corporate securities, with the law firms of Fulbright & Jaworski

                                      44.

(Houston), Cummings & Lockwood (Hartford) and Kelley Drye & Warren (New York). Mr. Franco received his B.S.B.A. in business administration from Georgetown University and his J.D. from Southern Methodist University School of Law.

          PAUL J. GRILLO, age 44. Vice President - Finance and Chief Financial Officer of the Company since July 1996. From July 1991 to July 1996, Mr. Grillo provided business planning and acquisition advisory services to a number of industries including telecommunications, contract services, manufacturing, publishing and real estate management. From April 1980 to June 1991, Mr. Grillo served as Senior Vice President - Finance, Treasurer and Chief Financial Officer of Butler Service Group, Inc., an international contract technical services company. Mr. Grillo received his MBA in corporate finance and BA in business administration from Rutgers University. Mr. Grillo is a certified public accountant.

          ANDREW C. REIBEN, age 31. Chief Accounting Officer and Director of Finance of the Company since February 1996. From June 1993 to February 1996, Mr. Reiben served as Controller of Daystar Robinson, a C.H. Robinson company (New York). From September 1987 to June 1993, Mr. Reiben was a Senior Accountant with the accounting firm of Coopers & Lybrand L.L.P. (New York). Mr. Reiben is a certified public accountant.

          Officers are appointed by the boards of directors of COMFORCE and its subsidiaries and serve at the pleasure of each respective board. There are no family relationships among the executive officers and/or directors, nor are there any arrangements or understandings between any officer and another person pursuant to which he was appointed to office except as may be hereinafter described.


                             EXECUTIVE COMPENSATION

DIRECTORS' COMPENSATION

          Directors' fees of $1,000 per quarter were earned in 1995 by each non-employee director of the Company. The former Chairman, John Harvey, earned a fee of $2,000 per month in 1995. Commencing January 1, 1996, non-employee directors will receive fees of $1,000 per quarter. In addition, the Company has proposed adopting certain amendments to the Long-Term Stock Incentive Plan, which, if adopted, will entitle each non-employee director serving as a director on the date the 1996 annual meeting is held and annually thereafter on the date any such non-employee director is elected or re-elected by the stockholders, to receive options to purchase 10,000 shares of the Company's common stock, unless the plan is subsequently amended as permitted therein.


EXECUTIVE OFFICER COMPENSATION

          The following table shows all compensation paid by the Company and its subsidiaries for the fiscal years ended December 31, 1995, 1994 and 1993, to each person who has served as the chief executive officer of the Company at any time during any such year and the Company's most highly compensated executive officers other than the chief executive officer whose income exceeded $100,000 (the "Named Executive Officers"). No other executive officers of the Company received compensation in excess of $100,000 in 1995.

                                      45.


                               SUMMARY COMPENSATION TABLE

NAME AND POSITION        YEAR       ANNUAL COMPENSATION        LONG TERM COMPENSATION
-----------------                   -------------------        ----------------------
                                                SALARY        BONUS                         AWARDS
                                                                                            ------
                                                 ($)           ($)               OPTIONS/SAR'S
                                                                                    (#)
-------------------------------------------------------------------------------------------------
Related to Current
 Operations:
Michael Ferrentino,       1995     $ 79,703   $174,879/(2)/             -
President                 1994          -        -                      -
                          1993          -        -                      -

Christopher P. Franco     1995       28,846    174,879/(2)/
Executive Vice            1994          -        -                      -
President and Secretary   1993          -        -                      -

Related to Discontinued
 Jewelry Business:

Austin A. Iodice,         1995      260,000      -                     -
 formerly Vice Chairman,  1994      260,000      -                     -
Chief Executive Officer   1993      260,000      -                   370,419/(1)/
 and President

---------------------------------------------

     (1) See the notes under "Principal Stockholder--Securities Ownership of Certain Beneficial Owners and Management" for a description of this option.

     (2) This amount represents the value of shares of Common Stock of the Company issued to Messrs. Ferrentino and Franco for agreeing to direct the Company's entry into the technical staffing business. The amount was calculated at $.22 per share and was based upon an appraisal received by the Company. This was the value used for tax-computing purposes. However, for financial reporting purposes, these shares are valued at $.93 per share. Management valued the Company based on its discussions with market makers and other advisors, taking into account (i) that the Jewelry Business, which was discontinued at the end of the second quarter of 1995, had a negligible value, and (ii) the value of the Company was principally related to the potential effect that a purchase of COMFORCE Global, if successfully concluded, would have market value of the Company's Common Stock. Management believes this value of $.93 per share to be a fair and appropriate value based upon the Company's financial condition as of the date the Company became obligated to issue these shares.

     OPTION VALUES. The following table sets forth information concerning the aggregate number and values of options held by Named Executives as of December 31, 1995. None of the Named Executives hold stock appreciation rights ("SARs") and none of the Named Executives exercised any options in 1995.

                                      46.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                      NUMBER OF            VALUE OF
                                                                     SECURITIES          UNEXERCISED
                                                                     UNDERLYING          IN-THE-MONEY
                                                                     UNEXERCISED        OPTIONS/SARS AT
                                                                    OPTIONS/SARS      FISCAL YEAR END ($)
                                                                   AT FISCAL YEAR
                                                                       END (#)
                              SHARES ACQUIRED   VALUE REALIZED      EXERCISABLE/         EXERCISABLE/
            NAME              ON EXERCISE (#)         (#)          UNEXERCISABLE/(1)/   UNEXERCISABLE/(1)/
--------------------------------------------------------------------------------------------------------

Current Management:
--------------------------------------------------------------------------------------------------------
Michael Ferrentino                          0                0                  0/0                  0/0
--------------------------------------------------------------------------------------------------------

Christopher P. Franco                       0                0                  0/0                  0/0

Former Management
(Discontinued Operations):
Austin A. Iodice                            0                0            0/370,419         0/$3,009,654


  (1) The option shown for Mr. Iodice was exercisable as of December 31, 1995 at an exercise price of $1.125 per share. The Company maintains that this option terminated in 1996. Mr. Iodice maintains that this option continues to be exercisable. The value shown is based on the market price of $9.25 per share of the Company's Common Stock as of the close of trading on December 31, 1995, less the exercise price of $1.125 per share.

EMPLOYMENT AGREEMENTS

  The Company entered into employment agreements in December 1995 with Michael Ferrentino, the President of the Company, and Christopher P. Franco, the Executive Vice President and Secretary of the Company. Each agreement is for a term of two years and is terminable by the Company only for "just cause." "Just cause" includes the employee's consistent failure to follow written policies or directions, wrongful conduct which has or is expected to have a material adverse effect on the Company, material violations of the employment agreement and disruption of a harmonious work environment, except that, following a change in control of the Company, the term "just cause" is generally limited in application to criminal acts. Under these agreements, each of Messrs. Ferrentino and Franco are entitled to compensation of $150,000 annually plus such bonuses as are awarded by the Board, and each are entitled to participate in the Company's normal benefit programs. If the Company terminates either agreement, the employee shall be entitled to receive full compensation and to continue to participate in the Company's benefit programs for the greater of one year or the balance of the term of the agreement, payable in full at the time of termination. Each agreement contains customary confidentiality, non-disclosure and employee non-solicitation provisions. See also "Transactions with Management and Others" for a description of the consulting agreement and management agreement entered into by the Company with certain companies controlled by James L. Paterek and Austin A. Iodice, respectively.

                                      47.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Current Operations

  The 1995 compensation of Michael Ferrentino, the President of the Company, and Christopher P. Franco, the Executive Vice President and Secretary of the Company, was fixed pursuant to employment agreements negotiated with Peter R. Harvey, formerly a Vice President of the Company.

Discontinued Jewelry Business

  The decisions concerning the 1995 compensation of all of the executive officers of the Company involved in the Company's discontinued Jewelry Business were made by Austin A. Iodice, the Vice Chairman, President and Chief Executive Officer of the Company until his resignation in December 1995, except with respect to Mr. Iodice (whose compensation was fixed pursuant to a management agreement approved by the Board of Directors in 1992). Although the Company had a Committee on Compensation and Options, this Committee did not meet in 1995.

Relationships

  There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals. See "Transactions with Management and Others" for a description of certain transactions entered into between the Company and Messrs. Iodice, Ferrentino, Franco and Harvey.

REPORT ON EXECUTIVE COMPENSATION

  The following report concerns decisions made by the former management of the Company, principally in connection with the Company's discontinued Jewelry Business.

Compensation of Executive Officers

  The compensation of Michael Ferrentino, the President of the Company, and Christopher P. Franco, the Executive Vice President and Secretary of the Company, was fixed pursuant to employment agreements negotiated with and approved by Peter R. Harvey.

  The salaries paid during 1995 to the Company's executive officers were either approved by Austin A. Iodice, then the Vice Chairman, President and Chief Executive Officer of the Company, except that Mr. Iodice's compensation was fixed pursuant to a management agreement approved by the Board in 1992.

  The decisions of Mr. Iodice and Mr. Harvey regarding compensation were based upon various subjective factors such as the executive's responsibilities, position, qualifications, and years of experience. In no such case did they undertake a formal survey or analysis of compensation paid by other companies. The terms of Mr. Iodice's employment were fixed based upon negotiations between Mr. Iodice and representatives of the Company in 1992. In approving these terms, the Board considered various subjective factors, but did not undertake a formal analysis of compensation paid by other companies. See "Executive Compensation--Employment Agreements" and "Transactions with Management and Others."

Deductibility of Compensation

  Effective January 1, 1994, the Internal Revenue Service under Section 162(m) of the Internal Revenue Code will generally deny the deduction of compensation paid to certain executives to the extent such compensation exceeds $1 million, subject to an exception for compensation that meets certain "performance-based" requirements. Whether the Section 162(m) limitation with respect to an executive will be exceeded and whether the

                                      48.

Company's deductions for compensation paid in excess of the $1 million cap will be denied will depend upon the resolution of various factual and legal issues that cannot be resolved at this time. As to options granted under any stock option plans, the Company intends to endeavor to comply with the rules governing the Section 162(m) limitation so that compensation attributable to such options will not be subject to limitation under such rules. As to other compensation, while it is not expected that compensation to executives of the Company will exceed the Section 162(m) limitation in the foreseeable future (and no officer of the Company received compensation in 1994 which resulted under Section 162(m) in the non-deductibility of such compensation to the Company), various relevant considerations will be reviewed from time to time, taking into account the interests of the Company and its stockholders, in determining whether to endeavor to cause such compensation to be exempt from the Section 162(m) limitation.

Submission of Report

  This report on Executive Compensation is submitted by Michael Ferrentino and Keith Goldberg, the current members of the Compensation Committee, based upon available information concerning the activities of the former members of the Compensation Committee, Austin A. Iodice and Peter R. Harvey.

PERFORMANCE INFORMATION

  Set forth below in tabular form is a comparison of the total stockholder return (annual change in share price plus dividends paid, assuming reinvestment of dividends when paid) assuming an investment of $100 on the starting date for the period shown for the Company, the Dow Jones Equity Market Index (a broad equity market index which includes the stock of companies traded on the American Stock Exchange), the Dow Jones Industrial Sector -- Industrial and Commercial Services Index (an industry index which includes providers of staffing services) and the Dow Jones Consumer Sector -- Apparel Index (an index which includes manufacturers of jewelry and apparel) (the "Apparel Index").

  Performance information for the Apparel Index is presented (in accordance with the requirements of the Securities and Exchange Commission) since the Company was formerly in the Jewelry Business and last compared its performance with the Apparel Index. The Company discontinued its Jewelry Business in September 1995 and entered the technical staffing business in the information technology and telecommunications sectors in October 1995.

  No dividends were paid on the Company's Common Stock during the period shown. The return shown is based on the percentage change from December 31, 1990 through December 31, 1995.


           DJ-APPAREL     DJ-EQUITY  DJ-INDUSTRIAL/    COMFORCE
 YEAR   (DISC. BUSINESS)   MARKET         COMM       COMMON STOCK

------------------------------------------------------------------
 1990          100           100          100            100
------------------------------------------------------------------
 1991          179.71        132.44       125             88.89
------------------------------------------------------------------
 1992          198.27        143.83       142             38.89
------------------------------------------------------------------
 1993          147.36        158.14       149            250
------------------------------------------------------------------
 1994          170.82        159.36       144            127.78
------------------------------------------------------------------
 1995          207.78        220.51       184            266.67
------------------------------------------------------------------


                                      49.

                                 MARKET PRICE OF THE COMPANY'S COMMON STOCK

          The Company's Common Stock, $.01 par value, is traded on the American Stock Exchange ("AMEX"). The high and low sales prices for the Company's Common Stock, as reported by the AMEX during the past two years, were as follows:


                                                 1996             1995              1994
---------------------------------------------------------------------------------------------------
                                             High     Low     High     Low      High    Low
---------------------------------------------------------------------------------------------------
First Quarter                               $10-3/8  $    6  $3-7/8  $1-15/16  $    6  $    5
---------------------------------------------------------------------------------------------------
Second Quarter                               34-1/8   9-3/8   3-1/2         2   7-1/8   3-1/8
---------------------------------------------------------------------------------------------------
Third Quarter                                                 4-3/4    1-9/16   8-1/8   5-1/4
---------------------------------------------------------------------------------------------------
Fourth Quarter                                                9-1/4     3-1/4   6-3/8   1-7/8
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

 As of September 23, 1996, there were approximately 5,600 shareholders of record.


                                 DIVIDENDS

          No dividends have been declared or paid on the Common Stock during 1995 or 1996. The Company does not anticipate that it will pay dividends on the Common Stock for the foreseeable future and intends to retain any earnings to finance future growth. Any determination as to the payment of dividends in the future will depend upon, among other things, general business conditions, the effect of such payment on the Company's financial condition and other factors the Company's Board of Directors may in the future consider to be relevant. Under the Credit Facility with Chase, the Company is prohibited from paying dividends on its Common Stock and its Preferred Stock except to the extent required to pay dividends on the shares of its Series D Preferred Stock that were issued and outstanding when the Credit Agreement was entered into in July 1996.


                             PRINCIPAL STOCKHOLDERS

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth the number of shares and percentage of Common Stock beneficially owned as of September 23, 1996 by (i) the only stockholders known by management of COMFORCE to own 5% or more of COMFORCE's Common Stock, (ii) each director and executive officer of COMFORCE, (iii) Austin
A. Iodice, formerly Vice Chairman, Chief Executive Officer and President of the Company, and (iv) all directors, executive officers and other key employees of COMFORCE as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated. As of such date, there were 9,632,032 shares of Common Stock issued and outstanding (10,519,132 shares assuming conversion of currently outstanding shares of Series E Preferred Stock, as described in Note 1 to the table below).

                                      50.

NAME AND ADDRESS OF                      NUMBER OF SHARES        PERCENTAGE OF SHARES
BENEFICIAL OWNER                       BENEFICIALLY OWNED/(1)/    BENEFICIALLY OWNED/(1)/
--------------------------------------------------------------------------------------

Current Management:

Michael Ferrentino/(2)/                     2,221,762                     20.2%
2001 Marcus Avenue
Lake Success, New York  11042

Christopher P. Franco/(3)/                    999,794                      9.3%
2001 Marcus Avenue
Lake Success, New York  11042

Andrew Reiben                                  --                           --

Paul Grillo                                    --                           --

Dr. Glen Miller                                --                           --

Richard Barber                                 --                           --

Keith Goldberg                                 --                           --

Directors and officers as a group
((7) persons)/(4)/                          2,221,762                     20.2%

Other Significant Stockholders:

James L. Paterek/(5)/                       1,666,322                     15.3%
86 South Drive
Plandome, New York  11030

ARTRA GROUP Incorporated                    1,880,000                     17.9%
500 Central Avenue/(6)(7)/
Northfield, Illinois 60093

Cypress Partners L.P./(8)/                    730,000                      6.9%
P.O. Box 71289
Atlantic Richfield Plaza Station
Los Angeles, California  90071

Dobbins Partners, L.P./(9)/                   714,215                      6.6%
2651 North Harwood
Suite 500
Dallas, Texas 75201

Marc Werner/(10)/                           1,201,765                     11.1%
1359 Virginia Trail
Youngstown, OH  44505

Former Management (Discontinued Jewelry Business):

Austin A. Iodice/(11)/                         --                           --

                                      51.

_______________________

          (1) For purposes of this table, shares are considered "beneficially owned" if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days, and options exercisable within such period are referred to herein as "currently exercisable." For purposes of calculating the percentage ownership of shares, the Company's Series E Preferred Stock is deemed to have been converted into Common Stock (at the specified rate of 100 shares of Common Stock for each share of Series E Preferred Stock) since the Series E Preferred Stock it is voted on a combined basis with the Common Stock and not on a class basis. The Series E Preferred Stock will be automatically converted to Common Stock if the stockholders approve the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares. See "Proposal No. 4- -Amendment to the Company's Certificate of Incorporation to Increase Authorized Capital Stock." As of September 23, 1996, 8,871 shares of Series E Preferred Stock were outstanding and, accordingly, 887,100 additional shares of Common Stock are deemed to be outstanding (10,519,132 shares in the aggregate).

          (2) The shares beneficially owned by Mr. Ferrentino, the President and a Director of the Company, include (i) 794,907 shares currently held of record by him, (ii) 204,887 additional shares to be issued to him under the anti-dilution provisions of the Letter Agreement, (iii) 794,907 shares held of record by Christopher P. Franco which are subject to a voting agreement among him, Mr. Ferrentino, and Kevin W. Kiernan, a Vice President of COMFORCE Global, under which Mr. Ferrentino has voting power (the "Voting Agreement"), (iv) 204,887 additional shares to be issued to Mr. Franco under the anti-dilution provisions of the Letter Agreement which will also be subject to the Voting Agreement, (v) 176,644 shares held of record by Mr. Kiernan which are subject to the Voting Agreement and (vi) 45,530 additional shares to be issued to Mr. Kiernan under the anti-dilution provisions of the Letter Agreement which will also be subject to the Voting Agreement. His ownership percentage has been calculated as if the shares to be issued to them under the anti-dilution provisions of the Letter Agreement as described above were options which are currently exercisable.

          (3) The shares beneficially owned by Mr. Franco, the Executive Vice President of the Company, include (i) 794,907 shares currently held of record by him which are subject to the Voting Agreement and (ii) 204,887 additional shares to be issued to him under the anti-dilution provisions of the Letter Agreement which will also be subject to the Voting Agreement. His ownership percentage has been calculated as if the shares to be issued to him under the anti-dilution provisions of the Letter Agreement were options which are currently exercisable.

          (4) The shares shown to be beneficially owned by the directors and officers as a group include (i) 1,589,814 shares held of record by them, (ii) 409,774 shares to be issued to them under the anti-dilution provisions of the Letter Agreement, (iii) 176,644 shares held of record by Mr. Kiernan (under which Mr. Ferrentino, President of the Company, has voting power) and (iv) 45,530 additional shares to be issued to Mr. Kiernan under the anti-dilution provisions of the Letter Agreement which will also be subject to the Voting Agreement. The ownership percentage has been calculated as if the shares to be issued to him under the anti-dilution provisions of the Letter Agreement were options which are currently exercisable.

          (5) The shares beneficially owned by Mr. Paterek, a consultant to the Company, include 1,324,844 shares currently held of record by him and 341,478 additional shares to be issued to him under the anti-dilution provisions of the Letter Agreement. His ownership percentage has been calculated as if the shares to be issued under the anti-dilution provisions of the Letter Agreement were options which are currently exercisable.

          (6) John Harvey and Peter R. Harvey, each of whom formerly served as an officer and director of the Company, control the management and operations of ARTRA, which owns 17.9% of the Company's common stock. Insofar as they are deemed beneficial owners of the Company's shares owned of record by ARTRA, Peter
R. Harvey owns 2,074,833 shares (19.6%) of the Company's Common Stock and John Harvey owns 1,955,333 shares

                                      52.

(18.5%) of the Company's Common Stock. Each such person maintains a business address at 500 Central Avenue, Northfield, Illinois 60093.

          (7) ARTRA, through a wholly-owned subsidiary, Fill-Mor Holding, Inc. ("Fill-Mor"), a Delaware corporation (hereinafter all holdings of Fill-Mor are referred to as ARTRA's), presently owns 1,880,000 shares of record (17.9% of the outstanding Common Stock of COMFORCE). ARTRA agreed in the Letter Agreement to direct Fill-Mor to vote in favor of current management's nominees for the Board of Directors. Additionally, ARTRA directed Fill-Mor to execute a limited proxy to current management of the Company providing that ARTRA and/or Fill-Mor shall vote its shares in all manners in favor of the conditions of the Letter Agreement.

          (8) The shares beneficially owned by Cypress Partners L.P. consist of 620,000 shares issuable upon conversion of 6,200 shares of Series E Preferred Stock held by it and 110,000 shares issuable upon conversion of 1,100 shares of Series E Preferred Stock held by Cypress International Partners Limited, an affiliate of Cypress Partners L.P.

          (9) The shares beneficially owned by Dobbins Partners L.P. consist of 489,215 shares held of record by Dobbins and 225,000 shares issuable upon the exercise of a warrant held by it.

          (10) The shares beneficially owned by Marc Werner consist of (i) 100,000 shares held of record by him, (ii) 816,765 shares held of record by Manufacturers Indemnity and Insurance Company of America, 5775 Flat Iron Parkway, No. 205, Boulder, Colorado 80301 ("MIICA"), a corporation controlled by him, and (iii) 285,000 shares issuable upon the exercise of a warrant held by MIICA.

          (11) Not included in the table is an option to purchase 370,419 shares of the Company's Common Stock at an exercise price of $1.125 per share which was originally granted to a company wholly-owned by Mr. Iodice in 1993. The Company maintains that this option terminated in 1996. Mr. Iodice maintains that this option continues to be exercisable. If the option were deemed to continue in effect, Mr. Iodice would beneficially own 3.5% of the Company's
Common Stock.   Mr. Iodice was the Chief Executive Officer of the Company when the Company was engaged in its discontinued Jewelry Business.

COMPLIANCE WITH CERTAIN REPORTING REQUIREMENTS

          Michael Ferrentino, a director and officer of the Company, Christopher Franco, an officer of the Company, and James L. Paterek, a beneficial owner of more than 10% of the Company's Common Stock, failed to timely file Form 3s (reporting beneficial ownership of the Company's Common Stock) during fiscal 1995. This failure to timely file was inadvertent, information concerning their acquisition of an interest in the Company had previously been disclosed in other documents which were filed with the Securities and Exchange Commission, and none of the these individuals traded any of the securities beneficially owned by them during the brief period of noncompliance.


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

TRANSACTIONS WITH NEW MANAGEMENT

          On June 29, 1995, the Company entered into a letter agreement with Michael Ferrentino, the President and a Director of the Company, Christopher P. Franco, an Executive Vice President of the Company, and James L. Paterek, a beneficial owner of more than 10% of the Company's Common Stock, subsequently amended as of October 6, 1995 (as amended, the "Letter Agreement"), pursuant to which Messrs. Ferrentino and Franco agreed to serve as employees of, and Mr. Paterek agreed to serve as a business consultant to, the Company to enable the Company to enter into the telecommunications and computer staffing business. As consideration for agreeing to provide such services to the Company, the Company agreed to (i) issue to Messrs. Ferrentino, Franco and Paterek

                                      53.

and one other individual who agreed to serve as a Vice President of COMFORCE Global, Kevin W. Kiernan (collectively, the "Designated Individuals"), such number of shares of Common Stock equal to 35% of the Company's then issued and outstanding Common Stock together with additional shares issued and warrants or options to purchase additional shares granted between October 6, 1995 and December 1, 1995; (ii) sell or otherwise dispose of all or substantially all of the Company's interest in the Jewelry Business; (iii) nominate four individuals selected by the Designated Individuals to serve on the Company's Board of Directors; (iv) enter into two-year employment agreements with Messrs. Ferrentino and Franco and a three-year business consulting agreement with Mr. Paterek; and (v) reserve for issuance to the Designated Individuals and other employees of the Company options or warrants to purchase 10% of the Company's then issued and outstanding Common Stock together with additional shares issued and warrants or options to purchase additional shares granted between October 6, 1995 and December 1, 1995.

          On October 6, 1995, 3,091,302 shares of the Company's Common Stock in the aggregate were issued to the Designated Individuals and 796,782 additional shares are to be issued under the anti-dilution provisions of the Letter Agreement, all as follows:

                           Shares Issued  Shares to be Issued   Total Shares
-----------------------------------------------------------------------------
    Michael Ferrentino           794,907              204,887         999,794
    Christopher P. Franco        794,907              204,887         999,794
    James L. Paterek           1,324,844              341,478       1,666,322
    Kevin W. Kiernan             176,644               45,530  222,174
                               ---------              -------
-----------------------------------------------------------------------------
    Total                      3,091,302              796,782       3,888,084
-----------------------------------------------------------------------------

          ARTRA, then the majority stockholder of the Company, previously approved the issuance of such shares. The Company has made a loan of $345,000 in the aggregate to the Designated Individuals to cover their tax liabilities resulting from these transactions. The obligations are evidenced by notes which bear interest at the rate of 6% per annum and mature on December 10, 1997.

          See "Executive Compensation--Employment Agreements" for a description of the employment agreements entered into between the Company and each of Messrs Ferrentino and Franco, which description is incorporated herein by reference.

          In October 1995, the Company entered into a consulting agreement with Tarek Corporation ("Tarek"), which is a corporation wholly-owned by Mr. Paterek. Mr. Paterek, age 34, was a founder of COMFORCE Global and served as its President from 1985 to September 1995. Tarek has agreed to engage Mr. Paterek to perform the services required under the agreement. Under the terms of the agreement, Tarek has agreed to devote at least 50 hours per month performing services for the Company. The agreement is for a term of three years and is terminable by the Company only for "good cause." "Good cause" includes Paterek's fraud, misappropriation of Company assets, or the commission of a felony during the term of the agreement which is directly related to the Company and causes it material harm. Tarek has the right to terminate the agreement upon 30 days notice or immediately in the event of a change in control. Under this agreement, the consultant is entitled to compensation of $157,000 annually plus reimbursement for expenses incurred in performing its duties under the agreement. In addition, Mr. Paterek is entitled to participate in the Company's normal benefit programs. If the Company terminates the agreement without good cause, Tarek shall be entitled to receive full compensation for the balance of the term of the agreement. The agreement requires Tarek to enter into an agreement with Mr. Paterek under which he agrees not to compete with the Company during the term of the agreement and not to disclose confidential information.

          Yield Industries, Inc., a corporation wholly-owned by Messrs. Paterek and Ferrentino earned a delivery fee of $500,000 in connection with the Company's acquisition of COMFORCE Global, $250,000 of which

                                      54.

was paid in 1995, the balance of which was paid in January 1996. Yield Industries, Inc. was not affiliated with COMFORCE Global.


TRANSACTIONS WITH PETER R. HARVEY RELATED TO CURRENT OPERATIONS

          The purchase price paid by the Company for the COMFORCE Global stock was approximately $6.4 million, net of cash acquired, consisting of cash of approximately $5.6 million and 500,000 shares of the Company's Common Stock issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company included 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company, for guaranteeing certain of the Company's obligations, including guaranteeing to Spectrum that the COMFORCE Global acquisition would be completed. The dollar amount of Mr. Harvey's obligation was equal to the $6.4 million purchase price of COMFORCE Global. The closing price of the Company's Common Stock on the American Stock Exchange on October 17, 1995, the date of the closing of the COMFORCE Global acquisition, was $4.50. Based on this price, the shares awarded to Mr. Harvey had a value of $675,000. See "Proposal No. 3--Ratification of the COMFORCE Global Transactions--Description of the Transactions." Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter Harvey issued in consideration of his guarantee. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the matter.

          Peter R. Harvey, age 61, served the Company as its Director from 1982 to December 1995 and Vice President from July 1995 to December 1995. He has also served as the President, Chief Operating Officer and as a Director of ARTRA since 1968 and a Director of Pure Tech International, Inc. (textiles, hose and tubing) since 1995.

TRANSACTIONS WITH ARTRA RELATED TO CURRENT OPERATIONS

          ARTRA owns approximately 17.9% of the Company's currently issued and outstanding Common Stock.

          In order to facilitate the COMFORCE Global acquisition, ARTRA agreed to exchange all of the Series C Preferred Stock of the Company then held by it (9,701 shares) for 100,000 shares of the Company's Common Stock. The liquidation value of the Series C Preferred Stock was $19.5 million in the
aggregate as of the effective date of the exchange, December 15, 1995.    The
closing price of the Company's Common Stock on the American Stock Exchange on October 17, 1995, the date of the closing of the COMFORCE Global acquisition, was $4.50. Based on this price, the shares awarded to ARTRA had a value of $450,000.

          In addition, to facilitate this acquisition, on October 17, 1995, in conjunction with the COMFORCE Global acquisition, the Company and ARTRA entered into the Assumption Agreement, under which ARTRA agreed to pay and discharge substantially all of the then existing liabilities and obligations of the Company, including indebtedness, corporate guarantees, accounts payable and environmental liabilities. ARTRA also agreed to assume responsibility for all liabilities of the Jewelry Business from and after October 17, 1995, and is entitled to receive the net proceeds, if any, from the sale thereof. On April 12, 1996, ARTRA sold the business and certain of the assets of the Company's Lawrence subsidiary for a selling price of $252,000 plus certain proceeds subsequently realized from the sale of existing inventory, which proceeds were applied to pay creditors of Lawrence or deposited in an escrow account to be applied for such purpose. ARTRA has advised the Company that none of the proceeds from the sale would remain following the payment of such creditors. In addition, in the first quarter of 1996, ARTRA paid $647,000 of the liabilities assumed under the Assumption Agreement. Liabilities assumed by ARTRA in the amount of approximately $4.24 million are shown on the Company's balance sheet at December 31, 1995.

                                      55.

TRANSACTIONS WITH ARTRA RELATED TO DISCONTINUED JEWELRY BUSINESS

          ARTRA first acquired an interest in the Company in August 1982. As of October 6, 1995 (immediately prior to the issuance of stock to the Designated Individuals), ARTRA held an approximately 63% interest in the Company, and held 9,701 shares of Series C Preferred Stock (representing all of the then issued and outstanding Preferred Stock of the Company).

          The Company made advances to ARTRA of $399,000 in 1995 and $54,000 in 1996. In the first quarter of 1996, ARTRA repaid these advances.

          In August 1994, ARTRA entered into a $1,850,000 short-term loan agreement with a non-affiliated corporation, the proceeds of which were advanced to the Company and used to fund amounts due the Company's bank. The loan, due June 30, 1995, was collateralized by 100,000 shares of the Company's common stock. In August 1995, these shares were transferred to the lender in consideration of extending the loan, and the carrying value of these 100,000 shares ($700,000) was transferred to ARTRA as reduction of amounts then due to ARTRA by the Company.

          In 1995, ARTRA provided certain financial, accounting and
administrative services for the Company's corporate entity.   During 1995, the
fees for these services amounted to $91,000.

TRANSACTIONS WITH AUSTIN A. IODICE RELATED TO DISCONTINUED JEWELRY BUSINESS

          In April 1993, the Company entered into a management agreement with Nitsua, Ltd. ("Nitsua"), a corporation wholly-owned by Austin A. Iodice, then the Vice Chairman, President and Chief Executive Officer of the Company. This management agreement was approved and accepted by the Company's New Dimensions, Rosecraft and Lawrence subsidiaries (the "Jewelry Subsidiaries"). Pursuant to the terms of this agreement, Mr. Iodice had all of the responsibilities of a chief executive officer of the Company and the Jewelry Subsidiaries (subject to the supervision of the boards of directors of the Company and the Jewelry Subsidiaries). This agreement, which was scheduled to terminate on March 31, 1996, was earlier terminated upon Mr. Iodice's resignation as an officer and director of the Company in December 1995. The agreement provided for (i) a management fee of $260,000 per annum, (ii) reimbursement of all documented expenses reasonably incurred by Nitsua in connection with the performance of its duties, and (iii)an option to purchase 370,419 shares of the Company's Common Stock at an exercise price of $1.125 per share. The Company maintains that this option terminated in 1996. Mr. Iodice believes that it continues to be exercisable.

          Austin A. Iodice, age 54, served the Company as its Director from 1990 to December 1995, and as its Vice Chairman, President and Chief Executive Officer from 1992 to December 1995. He has also served as President of Ansa Company, Inc. (baby bottles and accessories) from 1990 to present. Prior thereto, Mr. Iodice was associated with Technical Tape Incorporated (pressure sensitive tape) from 1964 to 1989 in various capacities, including as a director and most recently as president and chief executive officer from 1980 until 1989.

TRANSACTIONS WITH ALEX VERDE RELATED TO DISCONTINUED JEWELRY BUSINESS

          In 1994, ARTRA and Fill-Mor (a wholly-owned subsidiary of ARTRA) entered into a settlement agreement with its bank lender, IBJ Schroder Bank & Trust Company ("Schroder") to discharge the indebtedness of the Company, its operating subsidiaries and Fill-Mor aggregating approximately $25,000,000. Upon payment of certain sums and satisfaction of certain conditions, this indebtedness was reduced to $10,500,000. Under the terms of the amended settlement agreement with Schroder, this remaining indebtedness was to be discharged upon payment to Schroder of $750,000 by March 31, 1995 and upon ARTRA's registration of certain shares of its common stock.

          The Company did not have sufficient funds available to repay this indebtedness. Accordingly, on March 31, 1995, Alex Verde, a director of the Company, entered into an assignment agreement with Schroder to

                                      56.

purchase this indebtedness for $750,000, and advanced an additional $100,000 to the Company. In this connection, Mr. Verde and the Company also entered into an agreement whereby he reduced this indebtedness to $850,000 in consideration of the Company's issuance to him of 150,000 shares of its Common Stock valued at $337,500 ($2.25 per share) based upon the closing price of the shares on the American Stock Exchange on March 30, 1995. This loan, which was originally due July 31, 1995 (subsequently extended to September 15, 1995), was repaid in February 1996 by ARTRA, which had assumed the obligation to repay the loan under the terms of the Assumption Agreement. As compensation for agreeing to extend the maturity date of the loan, Mr. Verde received 50,000 shares of the Common Stock on August 2, 1995 with a market price of $103,125 ($2.0625 per share) based upon the closing price of the shares on the American Stock Exchange on the date issued.

          Alexander Verde, age 62, served as Director from 1990 to December 1995. He has served on the President of AVS Marketing Specialists Incorporated (sales and marketing) from 1974 to present.

                            STOCKHOLDERS' PROPOSALS

          To be considered for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Stockholders, stockholder proposals must be sent to the Company (directed to the attention of Office of the Secretary, at 2001 Marcus Avenue, Lake Success, New York 11042, for receipt not later than March 1, 1997.

                           GENERAL AND OTHER MATTERS

          Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

          The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.

          UPON WRITTEN REQUEST TO THE COMPANY (DIRECTED TO THE ATTENTION OF THE OFFICE OF THE SECRETARY AT 2001 MARCUS AVENUE, LAKE SUCCESS, NEW YORK 11042) BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED HEREBY, THE COMPANY WILL FURNISH A COPY OF ANY EXHIBITS TO ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 UPON A REASONABLE CHARGE TO COVER THE COSTS OF COPYING THE SAME.


                                              By the Order of the Board of
Directors



                                              Christopher P. Franco
                                              Secretary

Lake Success, New York
September 30, 1996

                                      57.

         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
COMFORCE CORPORATION AND SUBSIDIARIES
   Consolidated Financial Statements as of December 31, 1994 and 1995 and for each of the three years in the period ended December 31, 1995

         Report of Independent Accountants
         Consolidated Balance Sheets
         Consolidated Statements of Operations
         Consolidated Statements of Changes in Shareholders' Equity Consolidated Statements of Cash Flows
         Notes to Consolidated Financial Statements
         Schedules
                  II.  Valuation and Qualifying Accounts
   Condensed Consolidated Financial Statements as of June 30, 1996
      and for the three and six months then ended June 30, 1995 and 1996
         Condensed Consolidated Balance Sheets
         Condensed Consolidated Statements of Operations
         Condensed Consolidated Statements of Changes in Shareholders' Equity Condensed Consolidated Statements of Cash Flows
         Notes to Condensed Consolidated Financial Statements

COMFORCE GLOBAL, INC.
   Financial Statements as of September 30, 1995 and for the nine month period ended September 30, 1995 and as of December 31, 1994 and for the year ended December 31, 1994
         Report of Independent Accountants
         Balance Sheets
         Statements of Operations and Retained Earnings (accumulated deficit) Statements of Cash Flows
         Notes to Combined Financial Statements

WILLIAMS COMMUNICATION SERVICES, INC.
    Financial Statements as of December 31, 1995 and
      for the year ended December 31, 1995
         Report of Independent Accountants
         Balance Sheet
         Statement of Operations and Retained Earnings
         Statement of Cash Flows
         Notes to Financial Statements

RRA, INC. AND AFFILIATES
    Combined Financial Statements as of December 31, 1995 and 1994
      and for the years then ended
         Report of Independent Accountants
         Combined Balance Sheets
         Combined Statements of Income
         Combined Statements of Changes in Shareholders' Equity Combined Statements of Cash Flows
         Notes to Combined Financial Statements
    Combined Financial Statements as of December 31, 1994 and 1993
      and for the years then ended
         Report of Independent Accountants
         Combined Balance Sheets
         Combined Statements of Income
         Combined Statements of Changes in Shareholders' Equity Combined Statements of Cash Flows
         Notes to Combined Financial Statements

Schedules other than those listed are omitted as they are not applicable or required or equivalent information has been included in the financial statements or notes thereto.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors
COMFORCE Corporation


We have audited the consolidated financial statements and the financial statement schedules of COMFORCE Corporation (formerly The Lori Corporation) and Subsidiaries as listed in the index on page F-1 of this Definitive Proxy Statement. These financial statements and financial statement schedules are the responsibility of COMFORCE Corporation's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of COMFORCE Corporation and Subsidiaries as of December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.





COOPERS & LYBRAND L.L.P.


Chicago, Illinois
April  15, 1996

                      COMFORCE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                     December 31,  December 31,
                                                         1995          1994
                                                       --------      --------

                    ASSETS
Current assets:
   Cash and equivalents                                    $649          $783
   Restricted cash and equivalents                           -            550
   Receivables, including $56 of amounts
      due from related parties and $151 of
      unbilled revenue in 1995 and
      allowance for  doubtful accounts
      and markdowns of $1,338 in 1994                     1,754           814
   Inventories                                               -          2,105
   Other                                                     61           260
   Receivable from ARTRA GROUP Incorporated               1,046            -
                                                       ---------     ---------
               Total current assets                       3,510         4,512
                                                       ---------     ---------

Property and equipment
    Equipment                                                97         1,376
    Leasehold improvements                                   -            187
                                                       ---------     ---------
                                                             97         1,563
Less accumulated depreciation and amortization                7         1,119
                                                       ---------     ---------
                                                             90           444
                                                       ---------     ---------

Other assets:
   Excess of cost over net assets acquired,
      net of accumulated amortization of
      $51 in 1995 and $3,415 in 1994                      4,801        13,140
   Other                                                    135           608
                                                       ---------     ---------
                                                          4,936        13,748
                                                       ---------     ---------
                                                         $8,536       $18,704
                                                       =========     =========



The accompanying notes are an integral part of the consolidated financial statements.

                      COMFORCE CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                     December 31,  December 31,
                                                         1995          1994
                                                       --------      --------

                    LIABILITIES
Current liabilities:
   Notes payable                                           $500
   Current maturities of long-term debt                      -           $750
   Accounts payable, including $289 due to
      ARTRA GROUP Incorporated in 1994                       75         3,703
   Accrued expenses, including $250 due to
      a related party in 1995                               719           905
   Income taxes                                             214            -
   Liabilities to be assumed by
      ARTRA GROUP Incorporated,
      and net liabilities of
      discontinued operations                             3,699            -
                                                       ---------     ---------
               Total current liabilities                  5,207         5,358
                                                       ---------     ---------

Debt subsequently discharged                                 -          7,105
                                                       ---------     ---------

Noncurrent liabilities to be
   assumed by ARTRA GROUP Incorporated                      541             -
                                                       ---------     ---------

Obligations expected to be settled by
   the issuance of common stock                             550             -
                                                       ---------     ---------

Other noncurrent liabilities                                 -            963
                                                       ---------     ---------

Commitments and contingencies


                    SHAREHOLDERS' EQUITY
Preferred stock, $.01 par value,
   authorized 1,000 shares,
   all series; Series C, issued 10 shares in 1994,
   including accrued dividends                               -         19,515
Common stock, $.01 par value;
   authorized 10,000 shares;
   issued 9,309  shares in 1995
   and 3,265 shares in 1994                                  92            32
Less restricted common stock (100 shares)                    -           (700)
Additional paid-in capital                               95,993        65,392
Accumulated deficit                                     (93,847)      (78,961)
                                                       ---------     ---------
                                                          2,238         5,278
                                                       ---------     ---------
                                                         $8,536       $18,704
                                                       =========     =========



The accompanying notes are an integral part of the consolidated financial statements.

                              COMFORCE CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
              for the years ended December 31, 1995, 1994 and 1993
                      (In thousands, except per share data)





                                                 1995        1994*       1993*
                                              ---------   ---------   ---------

Revenues                                        $2,387
                                              ---------

Costs and expenses:
   Cost of revenues                              1,818
   Stock compensation                            3,425
   Selling, general and administrative             823        $966        $701
                                              ---------   ---------   ---------
                                                 6,066         966         701
                                              ---------   ---------   ---------

Operating loss                                  (3,679)       (966)       (701)
                                              ---------   ---------   ---------

Other expense:
   Interest expense                               (585)     (1,316)       (754)
   Other expense, net                              (33)          -          (1)
                                              ---------   ---------   ---------
                                                  (618)     (1,316)       (755)
                                              ---------   ---------   ---------

Loss from continuing operations
   before income taxes                          (4,297)     (2,282)     (1,456)
Provision for income taxes                         (35)          -           -
                                              ---------   ---------   ---------
Loss from continuing operations                 (4,332)     (2,282)     (1,456)
Loss from discontinued operations              (17,211)    (16,220)       (216)
                                              ---------   ---------   ---------
Loss before extraordinary credits              (21,543)    (18,502)     (1,672)
Extraordinary credits,
   net discharge of indebtedness                 6,657       8,965      22,057
                                              ---------   ---------   ---------
Net earnings (loss)                           ($14,886)    ($9,537)    $20,385
                                              =========   =========   =========

Earnings (loss) per share:
   Continuing operations                        ($0.95)     ($0.72)     ($0.39)
   Discontinued operations                       (3.74)      (5.08)      (0.06)
                                              ---------   ---------   ---------
   Loss before extraordinary credits             (4.69)      (5.80)      (0.45)
   Extraordinary credits                          1.45        2.81        6.03
                                              ---------   ---------   ---------
               Net earnings (loss)              ($3.24)     ($2.99)      $5.58
                                              =========   =========   =========

Weighted average number of shares
   of common stock and common
   stock equivalents outstanding                 4,596       3,195       3,656
                                              =========   =========   =========


The accompanying notes are an integral part of the consolidated financial statements.


-----------------------------------------------
*  As reclassified for discontinued operations.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
              for the years ended December 31, 1995, 1994 and 1993
                        (In thousands, except share data)

                                                                               Restricted                                  Total
                                    Preferred Stock       Common Stock        Common Stock      Additional             Shareholders'

                                   -----------------  -------------------  ----------------      Paid-in   Accumulated    Equity
                                   Shares   Dollars     Shares    Dollars    Shares  Dollars     Capital    (Deficit)    (Deficit)
                                   ------- ---------  ----------  -------   -------- -------    ---------  ----------  -----------
Balance at December 31, 1992        7,459   $17,273   3,148,526      $31                         $44,626    ($89,809)    ($27,879)
 Net earnings                          -         -           -        -                               -       20,385       20,385
 Transfer of notes payable
    to ARTRA to Lori's
    capital account                    -         -           -        -                           15,990          -        15,990
 Exercise of stock
    options and warrants               -         -        9,250       -                               38          -            38
 Common stock issued to
    pay liabilities                    -         -        5,532       -                               32          -            32
 Fractional shares purchased           -         -         (536)      -                               (6)         -            (6)
                                   ------- ---------  ----------  -------                        --------  ----------  -----------
Balance at December 31, 1993        7,459    17,273   3,162,772       31                          60,680     (69,424)       8,560
 Net loss                              -         -           -        -                               -       (9,537)      (9,537)
 ARTRA capital contributions           -         -           -        -                            4,000          -         4,000
 Lori preferred stock issued
     in exchange for ARTRA
     notes and advances             2,242     2,242          -        -                               -           -         2,242
 Common stock issued under terms
    of debt settlement agreement       -         -      100,000        1                             699          -           700
 Restricted common stock               -         -           -               100,000   ($700)         -           -          (700)
 Exercise of stock
    options and warrants               -         -        2,500       -           -       -           13          -            13
 Fractional shares purchased           -         -         (253)      -           -       -           -           -            -
                                   ------- ---------  ----------  -------   --------  -------    --------  ----------  -----------
Balance at December 31, 1994        9,701    19,515   3,265,019       32     100,000    (700)     65,392     (78,961)       5,278
 Net earnings                          -         -           -        -           -       -           -      (14,886)     (14,886)
 Common stock issued as
    consideration for
    debt restructuring                 -         -      150,000        2          -       -          335          -           337
 Common stock issued as
    additional consideration for
    short-term borrowings              -         -      141,176        1          -       -          229          -           230
 Common stock issued
    to pay liabilities                 -         -      115,098        1          -       -          374          -           375
 Common stock sold through
    private placements                 -         -    1,946,667       19          -       -        5,820          -         5,839
 Common stock issued under
    compensation agreements with
    individuals to manage the
    Company's telecommunications
    and computer technical
    staffing services business         -         -    3,091,304       31          -       -        2,844          -         2,875
 Common stock issued as
    additionalconsideration for
    Global purchase guarantee          -         -      350,000        3          -       -          587          -           590
 Common stock issued as
    compensation for
    Global acquisition fees            -         -      150,000        2          -       -          251          -           253
 Common stock issued to ARTRA
    in exchange for the Company's
    entire preferred stock issue   (9,701)  (19,515)    100,000        1          -       -       19,514          -            -
 Restricted common stock issued
     as additonal consideration
     for short-term borrowings         -         -           -        -     (100,000)    700          -           -           700
 Liabilities assumed by ARTRA          -         -           -        -           -       -          647          -           647
 Fractional shares purchased           -         -          (66)      -           -       -           -           -            -
                                   ------- ---------  ----------  -------   --------  -------    --------  ----------  -----------
Balance at December 31, 1995           -         -    9,309,198      $92          -       -      $95,993    ($93,847)      $2,238
                                   ======= =========  ==========  =======   ========  =======    ========  ==========  ===========

The accompanying notes are an integral part of the consolidated financial statements.

                              COMFORCE CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              for the years ended December 31, 1995, 1994 and 1993
                                 (In thousands)


                                                                                   1995         1994         1993
                                                                                ---------    ---------    ---------
Cash flows from operating activities:
   Net earnings (loss)                                                          ($14,886)     ($9,537)     $20,385
      Adjustments to reconcile net earnings (loss)
            to cash flows from operating activities:
         Extraordinary gain from net discharge of indebtedness                    (6,657)      (8,965)     (22,057)
         Provision for disposal of fashion costume jewelry business                1,600           -            -
         Depreciation of property, plant and equipment                               101          438          503
         Amortization of excess of cost over net assets acquired                     261        1,018        1,018
         Impairment of goodwill                                                   12,930       10,800           -
         Amortization of other assets                                                374          648          217
         Common stock compensation                                                 3,657           -            -
     Changes in assets and liabilities, net of the effects of
               the acquisition of COMFORCE Global and
               the discontinued fashion costume jewelry business:
          (Increase) decrease in receivables                                         857        2,117       (1,503)
          Decrease in inventories                                                  2,105        1,098        1,453
          Decrease in other current and noncurrent assets                            170          153          574
          Decrease in payables and accrued expenses                               (2,127)        (513)        (616)
          Increase (decrease) in other current and noncurrent liabilities           (408)        (468)        (521)
                                                                                ---------    ---------    ---------
Net cash flows used by operating activities                                       (2,023)      (3,211)        (547)
                                                                                ---------    ---------    ---------

Cash flows from investing activities:
   Acquisition of COMFORCE Global, net of cash acquired                           (5,580)          -            -
   Additions to property, plant and equipment                                        (25)         (32)        (108)
   Retail fixtures                                                                  (631)        (665)        (951)
   Payment of liabilities with restricted cash                                       550         (550)          -
                                                                                ---------    ---------    ---------
Net cash flows used by investing activities                                       (5,686)      (1,247)      (1,059)
                                                                                ---------    ---------    ---------

Cash flows from financing activities:
   Net increase in short-term debt                                                 2,486         (138)         (12)
   Proceeds from long-term borrowings                                                 -         1,241        4,863
   Reduction of long-term debt                                                      (750)        (444)      (3,587)
   Proceeds from private placement of common stock                                 5,839           -            -
   ARTRA capital contribution                                                         -         1,500           -
   Notes and advances from ARTRA                                                      -         2,531           -
   Other                                                                              -            11           49
                                                                                ---------    ---------    ---------
Net cash flows from financing activities                                           7,575        4,701        1,313
                                                                                ---------    ---------    ---------

Increase (decrease) in cash and cash equivalents                                    (134)         243         (293)
Cash and equivalents, beginning of year                                              783          540          833
                                                                                ---------    ---------    ---------
Cash and equivalents, end of year                                                   $649         $783         $540
                                                                                =========    =========    =========


The accompanying notes are an integral part of the consolidated financial statements.

                              COMFORCE CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              for the years ended December 31, 1995, 1994 and 1993
                                 (In thousands)


                                                                                   1995         1994         1993
                                                                                ---------    ---------    ---------
Supplemental cash flow information:
 Cash paid during the year for:
  Interest                                                                          $273         $435       $1,421
  Income taxes paid (refunded), net                                                   7            24           12


Supplemental schedule of noncash investing and financing activities:
    Common stock issued as consideration for
       debt restructuring and short-term loans                                      $567           -            -
    Common stock issued for fees and costs
       in conjunction with the acquisition of COMFORCE Global                        843           -            -
    Issue common stock to pay  liabilities                                           374           -            -
    ARTRA common stock issued to Lori's bank lender
       under terms of the debt settlement agreement                                   -        $2,500           -
    Transfer New Dimensions assets, net of cash of $674,
       to Lori's bank lender under terms of the debt settlement agreement             -         6,475           -
    Lori preferred stock issued in exchange for ARTRA notes and advances              -         2,242           -
    Notes payable to ARTRA transferred to Lori's capital account                      -            -       $15,990
    Debt refinanced                                                                   -            -         6,105


The accompanying notes are an integral part of the consolidated financial statements.

                      COMFORCE CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.   BASIS OF PRESENTATION

The accompanying consolidated financial statements of COMFORCE Corporation ("COMFORCE" or the "Company"), formerly The Lori Corporation ("Lori"), are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company currently operates in one industry segment as a provider of telecommunications and computer technical staffing and consulting services worldwide. As discussed in Note 4, in September 1995, the Company adopted a plan to discontinue its Jewelry Business ("Jewelry Business") conducted by its two wholly-owned subsidiaries Lawrence Jewelry Corporation ("Lawrence") and Rosecraft, Inc. ("Rosecraft").

At December 31, 1994, ARTRA GROUP INCORPORATED ("ARTRA"), a public company whose shares are traded on the New York Stock Exchange, owned, through its wholly-owned subsidiary Fill-Mor Holding, Inc. ("Fill-Mor"), approximately 62.9% of the common stock and all of the outstanding preferred stock of the Company. As discussed in Note 15, at December 31, 1995, ARTRA owned approximately 25% of the Company's common stock.

As discussed in Note 3, on September 11, 1995, Lori signed a stock purchase agreement to participate in the acquisition of one hundred percent of the capital stock of COMFORCE Global Inc. ("COMFORCE Global"), formerly Spectrum Global Services, Inc. d/b/a YIELD Global, a wholly owned subsidiary of Spectrum Information Technologies, Inc. COMFORCE Global provides telecommunications and computer technical staffing and consulting services worldwide to Fortune 500 companies and maintains an extensive, global database of technical specialists, with an emphasis on wireless communications capability. On October 17, 1995, Lori completed the acquisition of one hundred percent of the capital stock of COMFORCE Global. In connection with the re-focus of Lori's business, Lori changed its name to COMFORCE Corporation.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.       Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly-owned. Intercompany accounts and transactions are eliminated.


B.       Cash Equivalents

Short-term investments with an initial maturity of less than ninety days are considered cash equivalents.

As required under terms of a debt settlement agreement (see Note 7), at December 31, 1994, the Company maintained a deposit in trust of $550,000 to fund the installment payment due December 31, 1994 for unsecured claims arising from the May 3, 1993 reorganization of the Company's former New Dimensions Accessories, Ltd., ("New Dimensions") subsidiary. The installment payment was made in January, 1995.


C.       Accounts Receivable and Unbilled Accounts  Receivable

Accounts receivable consists of those amounts due to the Company for staffing services rendered to various customers. Accrued revenue consists of revenues earned and recoverable costs for which billings have not yet been presented to the customers as of the balance sheet date.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



D.       Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations as incurred and expenditures for major renovations are capitalized. Depreciation is computed on the basis of estimated useful lives principally by the straight line method for financial statement purposes and principally by accelerated methods for tax purposes. Leasehold improvements are amortized over the shorter of the estimated useful life of the asset or the period covered by the lease.

The costs of property retired or otherwise disposed of are applied against the related accumulated depreciation to the extent thereof, and any profit or loss on the disposition is recognized in earnings.


E.       Intangible Assets and Other Assets

The net assets of a purchased business are recorded at their fair value at the date of acquisition. At December 31, 1995, the excess of purchase price over the fair value of net assets acquired (goodwill) is reflected as an intangible asset and amortized on a straight-line basis over a period of 20 years.

The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through forecasted future operations. Impairment is evaluated by comparing future cash flows (undiscounted and without interest charges) expected to result from the use or sale of the asset and its eventual disposition, to the carrying amount of the asset.


F.       Revenue Recognition

Revenue for providing staffing services is recognized at the time such services are rendered.


G.       Income Taxes

Income taxes are accounted for as prescribed in Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes. Under the asset and liability method of Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years those temporary differences are expected to recovered or settled.


H.       Use of Estimates In Preparation of Financial Statements

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



I.     Recently Issued Accounting Pronouncements

         Impairment of Long-Lived Assets

SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is evaluated by comparing future cash flows (undiscounted and without interest charges) expected to result from the use or sale of the asset and its eventual disposition, to the carrying amount of the asset. This new accounting principle is effective for the Company's fiscal year ending December 31, 1996. The Company believes that adoption will not have a material impact on its financial statements.


         Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options, and other equity instruments to employees based on new fair value accounting rules. Although expense recognition for employee stock based compensation is not mandatory, the pronouncement requires companies that choose not to adopt the new fair value accounting, to disclose the pro-forma net income and earnings per share under the new method. This new accounting principle is effective for the Company's fiscal year ending December 31, 1996. The Company believes that adoption will not have a material impact on its financial statements as the Company will not adopt the new fair value accounting, but instead comply with the disclosure requirements.


3.       COMFORCE GLOBAL ACQUISITION

On September 11, 1995, Lori signed a stock purchase agreement to participate in the acquisition of one hundred percent of the capital stock of COMFORCE Global for consideration of approximately $6.4 million, net of cash acquired. This consideration consisted of cash to the seller of approximately $5.1 million, fees of approximately $700,000, including a fee of $500,000 to a related party, and 500,000 shares of the Company's Common Stock valued at $843,000 (at a price per share of $1.68) issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company consisted of (i) 100,000 shares issued to an unrelated party for guaranteeing the purchase price to the seller, (ii) 100,000 shares issued to ARTRA, then the majority stockholder of the Company, in consideration of its guaranteeing the purchase price to the seller and agreeing to enter into the Assumption Agreement, (iii) 150,000 issued to two unrelated parties for advisory services in connection with the acquisition, and (iv) 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company, for guaranteeing the payment of the purchase price to the seller and other guarantees to facilitate the transaction. Current management has questioned its obligation issue the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the disagreement among the parties. Additionally, in conjunction with the COMFORCE Global acquisition, ARTRA has agreed to pay and discharge substantially all pre-existing Lori liabilities and indemnify COMFORCE in the event any future liabilities arise concerning pre-existing environmental matters and business related litigation.

COMFORCE Global provides telecommunications and computer technical staffing services worldwide to Fortune 500 companies and maintains an extensive, global database of technical specialists, with an emphasis on wireless communications capability. The acquisition of COMFORCE Global, completed on October 17, 1995, was accounted for by the purchase method and, accordingly, the assets and liabilities of COMFORCE Global were included in the Company's financial statements at their estimated fair market value at the date of acquisition and of COMFORCE Global's operations are included in the Company's statement of operations from the date of acquisition. The excess of purchase price over the fair value of COMFORCE Global's net assets acquired (goodwill) of $4,852,000 is being amortized on a straight-line basis over twenty years. In connection with the re-focus of the Company's business, Lori changed its name to COMFORCE Corporation.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)


The acquisition of COMFORCE Global was funded principally by private placements of approximately 1,950,000 shares of the Company's common stock at $3.00 per share (total proceeds of approximately $5,800,000) plus detachable warrants to purchase approximately 970,000 shares of the Company's common stock at $3.375 per share. The warrants expire five years from the date of issue.

The following unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 1995 and 1994, present the Company's results of operations as if the acquisition of COMFORCE Global and the related private placement of the Company's common stock had been consummated as of January 1, 1994.


                      COMFORCE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                 (In thousands)

                                                                            COMFORCE        Pro Forma
                                                           Historical      Global (A)      Adjustments     Pro Forma
                                                            ----------     ----------      -----------    -----------
   Revenues                                                $     2,387    $     9,568                     $    11,955
                                                            ----------     ----------                      ----------
   Operating costs and expenses:
      Stock compensation (E)                                     3,425                                          3,425
      Spectrum  corporate management fees (D)                                   1,140                           1,140
      Other operating costs and expenses                         2,641          8,575       $    50 (B)        11,266
                                                            ----------     ----------        ------        ----------
                                                                 6,066          9,715            50            14,691
                                                            ----------     ----------        ------        ----------

    Operating earnings (loss)                                   (3,679)          (147)          (50)           (2,736)
                                                            ----------     ----------        ------        ----------

   Interest and other non-operating expenses                      (618)             7           410 (C)          (201)
                                                            ----------     ----------        ------        ----------
                                                                  (618)            (7)          410              (201)
                                                            ----------     ----------        ------        ----------

   Earnings (loss) from continuing operations
      before income taxes                                      (4,297)          (140)           360            (4,077)

   (Provision) credit for income taxes                            (35)            21                              (14)
                                                           ----------     ----------         ------        ----------
   Loss from continuing operations                        $    (4,332)   $      (119)       $   360       $    (4,091)
                                                           ==========     ==========         ======        ==========

   Loss per share from continuing operations              $      (.95)                                    $      (.44)
                                                           ==========                                      ==========

   Weighted average shares outstanding (F)                      4,596                                           9,309
                                                           ==========                                      ==========

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)


                      COMFORCE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1994
                                 (In thousands)

                                                                            COMFORCE        Pro Forma
                                                           Historical      Global (A)      Adjustments     Pro Forma
                                                           ----------      ----------      -----------    -----------
   Revenues                                                               $     8,245                     $     8,245

   Spectrum  corporate management fees (D)                                        803                             803

   Operating costs and expenses                           $       966           7,551       $    68(B)          8,585
                                                           ----------      ----------        ------        ----------
   Operating earnings (loss)                                     (966)           (109)          (68)           (1,143)
                                                           ----------      ----------        ------        ----------
   Interest and other non-operating expenses                   (1,316)              9                          (1,307)
                                                           ----------      ----------                      ----------
                                                               (1,316)             (9)                         (1,307)
                                                           ----------      ----------        ------        ----------

   Loss from continuing operations before income taxes         (2,282)           (100)          (68)           (2,450)
   Provision for income taxes                                                     (15)                            (15)
                                                           ----------      ----------        ------        ----------
   Loss from continuing operations                        $    (2,282)    $      (115)      $   (68)      $    (2,465)
                                                           ==========      ==========        ======        ==========

   Loss per share from continuing operations              $      (.72)                                    $      (.28)
                                                           ==========                                      ==========

   Weighted average shares outstanding (F)                      3,195                                           8,833
                                                           ==========                                      ==========

Pro   forma  adjustments to the unaudited  condensed  consolidated  statement of operations:

           (A) The pro forma data presented for COMFORCE Global's operations is for the periods prior to its acquisition on October 17, 1995, or January 1, 1995 through October 16, 1995 and January 1, 1994 through December 31, 1994, respectively.

           (B) Amortization  of  goodwill   arising  from  the  COMFORCE  Global
               Acquisition. The table below reflects where amortization of goodwill has been recorded.
                                                          1995         1994
                                                        --------     --------
                  Historical Lori (COMFORCE)            $ 51,000     $    -
                  Historical COMFORCE Global             142,000      175,000
                  Proforma Adjustments                    50,000       68,000
                                                        --------     --------
                  Adjusted proforma per financial
                    statements                          $243,000     $243,000
                                                        ========     ========

           (C) Reverse interest expense on notes and other liabilities to be assumed by ARTRA. The interest adjustment in 1995 was for interest on notes directly related to Lori activities and were incurred in 1995. These liabilities were not outstanding during 1994 and, accordingly, a similar interest adjustment is not required.

           (D) Corporate management fees from COMFORCE Global's former parent, Spectrum Information Technologies,Inc. The amount of these management fees may not be representative of costs incurred by COMFORCE Global on a stand alone basis.

          (E) Represents a non-recurring compensation charge related to the issuance of the 35% common stock interest in the Company to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing business.

          (F) Pro forma weighted average shares outstanding includes shares of the Company's common stock issued in the private placement that funded the COMFORCE Global transaction, including 100,000 shares issued to a non-related party, and 150,000 shares issued to Peter
               R. Harvey, then a Vice President of the Company, for guaranteeing the payment of the purchase price to the seller and other guarantees associated with the COMFORCE Global acquisition and shares issued certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing business. Current management of the Company has questioned its obligation to issue the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the disagreement among the parties.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



4.       DISCONTINUED OPERATIONS

In September 1995, the Company adopted a plan to discontinue its Jewelry Business. A provision of $1,000,000 was recorded in September 1995 and an additional provision of $600,000 was recorded during the fourth quarter of 1995 for the estimated costs to complete the disposal of the Jewelry Business.

The Company's consolidated financial statements have been reclassified to report separately results of operations of the discontinued Jewelry Business. Additionally, in conjunction with the COMFORCE Global acquisition (see Note 3), ARTRA agreed to assume sustantially all pre-existing liabilities of the Company and its discontinued Jewelry Business and indemnify COMFORCE in the event any future liabilities arise concerning pre-existing environmental matters and business related litigation. Accordingly at December 31, 1995, the Company's consolidated balance sheet has been reclassified to report separately the net liabilities to be assumed by ARTRA, including net liabilities of the discontinued Jewelry Business (see Note 9). The December 31, 1994 consolidated balance has not been reclassified.

The operating results of the discontinued Jewelry Business for the nine months ended September 30, 1995 and the years ended December 31, 1994 and 1993 (in thousands) consists of:

                                         1995          1994          1993
                                      ----------    ----------    ----------
  Net sales                           $   10,588    $   34,431    $   46,054
                                      ==========    ==========    ==========

  Loss from operations before
    income taxes                      $  (15,606)    $ (16,210)   $     (183)

  Provision for income taxes                  (5)          (10)          (33)
                                      ----------    ----------    ----------
  Loss from operations                   (15,611)      (16,220)         (216)
                                      ----------    ----------    ----------


  Provision for disposal
    of business                           (1,600)           -             -
  Provision for income taxes                  -             -             -
                                      ----------    ----------    ----------
  Loss on disposal of business            (1,600)           -             -
                                      ----------    ----------    ----------

  Loss from discontinued operations   $  (17,211)   $  (16,620)   $     (216)
                                      ==========    ==========    ==========


In April 1996, ARTRA sold the business and certain assets of the Jewelry Business. As discussed above, ARTRA agreed to assume any liabilities of the discontinued Jewelry Business and will be entitled to the net proceeds, if any from its disposition.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)


5.       INVENTORIES

At December 31, 1994 inventories of the Company's discontinued Jewelry Business (in thousands) consisted of:



         Raw materials and supplies              $   115
         Work in process                              19
         Finished goods                            1,971
                                                 -------
                                                 $ 2,105
                                                 =======


Inventories were stated at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method.


6.       CONCENTRATION OF RISK

The accounts receivable of the Company's COMFORCE Global subsidiary at December 31, 1995 consist primarily of amounts due from telecommunication companies. As a result, the collectibility of these receivables is dependent, to an extent, upon the economic condition of the telecommunications industry. At December 31, 1995, COMFORCE Global had 9 customers with accounts receivable balances that aggregated 67% of the Company's total trade accounts receivable. Percentages of total revenues from significant customers from the date of COMFORCE Global's acquisition (October 17, 1995) through December 31, 1995 are summarized as follows:

         Customer 1                               17.3%
         Customer 2                               12.6%
         Customer 3                               10.1%

The Company's COMFORCE Global subsidiary maintains cash in bank accounts which at times may exceed federally insured limits. COMFORCE Global has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash balances. Management believes it mitigates such risk by investing its cash through major financial institutions.


7.       EXTRAORDINARY GAINS RELATED TO DISCONTINUED OPERATIONS

Per terms of a debt settlement agreement, borrowings due a bank under the loan agreements of Lori and its fashion costume jewelry subsidiaries and Fill-Mor (approximately $25,000,000 as of December 23, 1994), plus amounts due the bank for accrued interest and fees were reduced to $10,500,000 (of which $7,855,000 pertained to Lori's obligation to the bank and $2,645,000 pertained to Fill-Mor's obligation to the bank). Upon the satisfaction of certain conditions of the Amended Settlement Agreement in March 1995, as discussed below, the balance of this indebtedness was discharged.

In conjunction with the debt settlement agreement, ARTRA entered into a $1,850,000 short-term loan agreement with a non-affiliated corporation, the proceeds of which were advanced to Lori and used to fund amounts due the bank as discussed below. The loan, due June 30, 1995, with interest payable monthly at 10%, was collateralized by 100,000 shares of the

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



Company's common stock. The 100,000 shares of the Company's common stock, originally issued to the bank under terms of a debt settlement agreement, were carried in the Company's consolidated balance sheet at December 31, 1994 as restricted common stock. In August, 1995 the loan was extended until September 15, 1995 and the lender received the above mentioned 100,000 shares of the Company's common stock as consideration for the loan extension. The loan was repaid by ARTRA in February, 1996.

The Company recognized an extraordinary gain of $8,965,000 ($2.81 per share) in December 1994 as a result of the reduction of amounts due the bank under the loan agreements of Lori and its operating subsidiaries and Fill-Mor to $10,500,000 (of which $7,855,000 pertained to Lori's obligation to the bank and $2,645,000 pertained to Fill-Mor's obligation to the bank) as of December 23, 1994. The 400,000 shares of ARTRA common stock issued as consideration for the debt settlement agreement (with a fair market value of $2,500,000 based upon the closing market price on the date of issue) were contributed by ARTRA to Lori's capital account. The extraordinary gain was calculated (in thousands) as follows:


    Amounts due the bank under loan agreements of Lori
       and its fashion costume jewelry subsidiaries           $  22,749
    Less amounts due the bank at December 29, 1994               (7,855)
                                                               --------
    Bank debt discharged                                         14,894
    Accrued interest and fees discharged                          3,635
    Other liabilities discharged                                  1,985
    Less consideration to the bank per terms of the
        amended settlement agreement
             Cash                                                (1,900)
             ARTRA common stock (400,000 shares)                 (2,500)
             New Dimensions assets assigned to the
                 bank at estimated fair value                    (7,149)
                                                               --------
             Net extraordinary gain                           $   8,965
                                                               ========


On March 31, 1995 the $750,000 note due the bank was paid and the remaining indebtedness of Lori and Fill-Mor was discharged, resulting in an additional extraordinary gain to the Company of $6,657,000 ($1.45 per share) in the first quarter of 1995. The $750,000 note payment was funded with the proceeds of a $850,000 short-term loan from a former director of the Company. As consideration for assisting in the debt restructuring, the former director received 150,000 shares of the Company's common stock valued at $337,500 ($2.25 per share) based upon the Company's closing market value on March 30, 1995. The first quarter 1995 extraordinary gain was calculated (in thousands) as follows:


    Amounts due the bank under loan agreements
       of Lori and its operating subsidiaries                 $   7,855
    Less amounts due the bank applicable to Lori                   (561)
                                                               --------
    Bank debt discharged                                          7,294
    Less fair market value of  the Company's
        common stock issued as consideration
        for the debt restructuring                                 (337)
    Other fees and expenses                                        (300)
                                                               --------
             Net extraordinary gain                           $   6,657
                                                               ========

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



The reorganization of Lori's former New Dimensions subsidiary resulted in a 1993 extraordinary gain of $22,057,000 ($6.03 per share) from a net discharge of indebtedness calculated (in thousands) as follows:

    Amount due on New Dimensions' 12.75% Senior Notes,
        including accrued interest                              $22,822
    Trade liabilities and accrued expenses                        3,231
                                                               --------
             Total unsecured claims                              26,053
    Less present value of payments
        due to unsecured creditors                               (2,725)
    Less present value of bank
        restructuring loan fee                                   (1,271)
                                                               --------
             Net extraordinary gain                             $22,057
                                                               ========


8.       NOTES PAYABLE AND LONG-TERM DEBT

Notes payable and long-term debt (in thousands) consists of:

                                                    December 31,  December 31,
                                                        1995         1994
                                                       ------       ------

    Notes payable
      Amount due to a  former related party,
        interest at the prime rate plus 1%            $   750

      Accounts receivable credit facility,
        discontinued operations                         1,535

      Other, interest principally at 15%                1,736

                                                        4,021
      Less:
        Liabilities to be assumed by ARTRA             (1,986)
        Liabilities included with
          discontinued operations                      (1,535)
                                                      -------
                                                      $   500
                                                      =======


    Long-term debt
      Amounts due a bank term under terms of
        a debt settlement agreement                                $ 7,855

      Current scheduled maturities                                    (750)

      Debt subsequently discharged                                  (7,105)
                                                                   -------
                                                                   $    -
                                                                   =======


In October 1995, COMFORCE Global entered into an agreement with a bank that provides for a revolving line of credt with interest at the prime rate plus 1/2%. Borrowings, collateralized by the assets of COMFORCE Global and an unlimited guarantee of COMFORCE, are limited to a a borrowing base, as defined in the agreement, up to a maximum of $800,000. As of December 31, 1995, COMFORCE Global had not yet utilized any funds available under the revolving credit loan. The fair value of the Company's notes payable is estimated based on the quoted market prices of the same or similar issues or on the current rates offered to the Company for notes of the same remaining maturity.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



As discussed in Note 7, ARTRA, Fill-Mor, Lori and Lori's fashion costume jewelry subsidiaries entered into an agreement with Lori's bank lender to settle obligations due the bank. As partial consideration for the debt settlement agreement the bank received a $750,000 Lori note payable due March 31, 1995.

The $750,000 note due the bank was paid and the remaining indebtedness of Lori and Fill-Mor was discharged, resulting in an additional extraordinary gain to Lori of $6,657,000 in 1995. The $750,000 note payment was funded with the proceeds of a $850,000 short-term loan from a former director of the Company. The loan provided for interest at the prime rate plus 1%. As consideration for assisting with the debt restructuring, the former director received 150,000 shares of the Company's common stock valued at $337,500 ($2.25 per share) based upon the closing market value on March 30, 1995. The $337,500 represented additional compensation for debt restructuring and as such was charged against the extraordinary gain from debt restructuring in 1995. The principal amount of the loan was reduced $750,000 at July 31, 1995. The remaining loan principal was not repaid on its scheduled maturity date of July 31, 1995. Per terms of the loan agreement, the former director received an additional 50,000 of the Company's common stock as compensation for the non-payment of the loan at its originally scheduled maturity. The additional 50,000 shares at a value of approximately $82,000 has been charged to interest expense in 1995. At December 31, 1995, the $750,000 note was classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA. The loan was paid in full in March 1996 by ARTRA pursuant to the assumption agreement as discussed in Note 9.

During the second and third quarters of 1995, Lori entered into a series of agreements with certain unaffiliated lenders that provided for short-term loans with interest at 15%. As additional compensation certain lenders received an aggregate of 91,176 shares of the Company's common stock valued at approximately $149,000 (which amount was included in interest expense in 1995) and certain lenders received warrants to purchase an aggregate of 195,000 shares of the Company's common stock at prices ranging from $2.00 per share to $2.50 per share, the fair market value at the dates of grant. The warrants expire five years from the date of issue. The proceeds from these loans were used to fund the September $500,000 down payment on the COMFORCE Global acquisition, with the remainder used to fund working capital requirements of the Company's discontinued Jewelry Business. At December 31, 1995, short-term loans with an aggregate principal balance of $1,236,000 were classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA.

In August, 1995 Lori obtained a credit facility for the factoring of the accounts receivable of its discontinued Jewelry Business. The credit facility provides for advances of 80% of receivables assigned, less allowances for markdowns and other merchandise credits. The factoring charge, a minimum of 1.75% of the receivables assigned, increases on a sliding scale if the receivables assigned are not collected within 45 days. Borrowings under the credit facility are collateralized by the accounts receivable, inventory and equipment of Lori's discontinued fashion costume jewelry subsidiaries and guaranteed by Lori. At December 31, 1995 outstanding borrowings under this credit facility of $1,535,000, along with other net liabilities of the discontinued Jewelry Business, were classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA and net liabilities of the discontinued Jewelry Business.


9. LIABILITIES TO BE ASSUMED BY ARTRA GROUP INCORPORATED AND NET LIABILITIES OF DISCONTINUED OPERATIONS

In conjunction with the COMFORCE Global acquisition (see Note 3), ARTRA agreed to assume substantially all pre-existing Lori liabilities and indemnify COMFORCE in the event any future liabilities arise concerning pre-existing environmental matters and business related litigation. Additionally, ARTRA agreed to assume all of the assets and liabilities of the Company's discontinued Jewelry Business. In April 1996, ARTRA sold the business and certain assets of the Jewelry Business.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



At December 31, 1995 liabilities to be assumed by ARTRA GROUP Incorporated and net liabilities of the discontinued Jewelry Business (in thousands) consist of:


     Current:
         Liabilities to be assumed by ARTRA
           Notes payable                                             $1,986
           Court ordered payments                                       990
           Accrued expenses                                             349
                                                                     ------
                                                                      3,325
         Net liabilities of the discontinued
           Jewelry Business                                             374
                                                                     ------
                                                                     $3,699
                                                                     ======
      Noncurrent:
         Liabilities to be assumed by ARTRA
           Court ordered payments                                    $  541
                                                                     ======


As noted in the table above, as of December 31, 1995, ARTRA agreed to assume $3,866,000 of pre-existing Lori liabilities. Subsequent to December 31, 1995 ARTRA made net payments of $647,000 to reduce pre-existing Lori liabilities. Such payments have been included in the Company's consolidated financial statements at December 31, 1995 as amounts receivable from ARTRA and as additional paid-in capital. To the extent ARTRA is able to make subsequent payments, they will be recorded as additional paid-in capital. The ability of ARTRA to satisfy these obligations is uncertain. The financial statements of ARTRA include an explanatory paragraph indicating substantial doubt about the ability of ARTRA to continue as a going concern. The amounts receivable from ARTRA, exclusive of subsequent payments have not been reflected in the Company's financial statements at December 31, 1995. No collateral has been provided in support of these obligations.

At December 31, 1995, liabilities to be assumed by ARTRA included $1,531,000 of court ordered payments arising from the May 3, 1993 reorganization of New Dimensions. As of April 15, 1996, the $541,000 installment payment due December 31, 1995 has not been paid.


10.      PREFERRED STOCK

The Company's Series C cumulative preferred stock, owned in its entirety by ARTRA, accrued dividends at the rate of 13% per annum on its liquidation value. Book value and accumulated dividendsof $7,011,000 on this stock aggregated $19,515,000 at December 31, 1994. In the fourth quarter of 1995, ARTRA exchanged its Series C cumulative preferred stock for 100,000 newly issued shares of the Company's common stock. The issuance of these shares of the Company's common stock to ARTRA is subject to ratification by the Company's shareholders.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



11.      STOCK OPTIONS AND WARRANTS


         Long-Term Stock Investment Plan

On December 16, 1993 Lori's stockholders approved the Long-Term Stock Investment Plan (the "1993 Plan"), effective January 1, 1993, which authorizes the grant of options to purchase the Company's common stock to executives, key employees and non-employee consultants and agents of the Company and its subsidiaries. The 1993 Plan authorizes the awarding of Stock Options, Incentive Stock Options and Alternative Appreciation Rights. The 1993 Plan reserved 1,500,000 shares of the Company's common stock for grant on or before December 31, 2002.

As of March 16, 1993, the Company's Board of Directors approved the issuance of non-qualified options to purchase an aggregate of 555,628 shares of the Company's common stock at an exercise price of $1.125 per share (the closing price of Lori common stock on March 15, 1993) to a corporation controlled by the former vice chairman , president and director of the Company and to an agent of the Company. The options were granted in connection with management agreements entered into with them pursuant to which they agreed to provide managerial and supervisory services to the Company and its discontinued fashion costume jewelry subsidiaries. Additionally, as of March 16, 1993, the Company's Board of Directors approved the issuance of options to purchase an aggregate of 370,000 shares of the Company's common stock at an exercise price of $1.125 per share (the closing price of the Company's common stock on March 15, 1993) to then certain executives, key employees, agents and a director of the Company. The options were granted under the Company's 1982 Stock Option Plan (the "1982 Plan"), subject to stockholder approval of the amendment of the 1982 Plan. Subsequent thereto, counsel to the Company advised the Board that the 1982 Plan, which had expired, could not be amended and extended.

Accordingly, on October 12, 1993, the Board of Directors of the Company approved a proposed Long-Term Stock Investment Plan of the Company (the "Plan" or the "Option Plan") which authorizes the grant of options to purchase the Company's common stock to executives, key employees and agents of the Company and its subsidiaries. In connection with this approval, the Board approved the issuance under the Plan (subject to the approval and adoption of the Plan by the stockholders) of options on the same terms as the original March 16, 1993 options which it had previously authorized under the 1982 Plan. The Plan was approved by the stockholders at the December 16, 1993 annual meeting, effective as of January 1, 1993.


         Incentive Stock Option Plan

Options to purchase common shares of the Company have been granted to certain officers and key employees under the 1982 Incentive Stock Option Plan ("the plan"), which initially reserved 250,000 shares of the Company's common stock. On December 19, 1990, the Company's stockholders approved an increase in the number of shares available for grant under the plan to 500,000. The plan expired in 1992. At December 31, 1995, options to purchase 4,500 shares of the Company's common stock at $5.00 per share were outstanding. The options expire June 9, 1998.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



         Summary of Options

         A summary of stock option transactions for the years ended December 31 is as follows:

                                               1995         1994         1993
                                            ---------    ---------    ---------
    Outstanding at January 1:
        Shares                                959,378    1,098,544       19,416
                                             $  1.125     $  1.125     $   5.00
        Prices                                     to           to           to
                                             $   5.00      $ 12.19     $  12.19
    Options granted:
        Shares                                    -            -      1,079,628
                                                                       $  1.125
        Prices                                    -            -             to
                                                                       $  3.125
    Options exercised:
        Shares                                    -         (2,500)        (500)
        Price                                     -       $   5.00     $   5.00

    Options canceled:
        Shares                                (19,250)    (136,666)         -
                                             $  3.125     $  3.125
        Prices                                     to           to          -
                                             $   5.00     $  12.19

    Outstanding at December 31:
        Shares                                940,128      959,378    1,098,544
                                            =========     ========    =========
                                             $  1.125     $  1.125     $  1.125
        Prices                                     to           to           to
                                             $   5.00     $   5.00     $  12.19

    Options exercisable at December 31        940,128      940,710       18,916
                                            =========     ========    =========
    Options available for future grant
        at December 31                        564,372      546,372      420,372
                                            =========     ========    =========

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



         Warrants

At December 31, 1995, warrants were outstanding to purchase a total of 1,184,583 of the Company's common shares at prices ranging from $2.00 per share to $4.00 per share. The warrants expire five years from the date of issue at various dates through 2000.

The acquisition of COMFORCE Global was funded principally by private placements of approximately 1,950,000 of the Company's common shares at $3.00 per share (total proceeds of approximately $5,800,000) plus detachable warrants to purchase 973,333 Lori common shares at $3.375 per share. The warrants expire five years from the date of issue.

Principally during the second and third quarters of 1995, Lori entered into a series of agreements with certain unaffiliated investors that provided for $1,800,000 of short-term loans that provide for interest at 15%. As additional compensation certain lenders received an aggregate of 91,176 Lori common shares and certain lenders received warrants to an aggregate of 195,000 shares of the Company's common stock at prices ranging from $2.00 per share to $2.50 per share, the fair market value at the dates of grant. The warrants expire five years from the date of issue.

On November 23, 1988, Lori issued warrants to purchase 25,000 of its common shares, at $4.00 per share, to an investment banker as additional compensation for certain financial and advisory services. During 1993, the warrant holder exercised warrants to purchase 8,750 shares of the Company's common stock. At December 31, 1995, warrants to purchase 16,250 shares of the Company's common stock at $4.00 per share remained outstanding.


12.      COMMITMENTS AND CONTINGENCIES

The Company's COMFORCE Global subsidiary leases certain office space and equipment used in its telecommunications and computer technical staffing services business. At December 31, 1995, future minimum lease payments under operating leases that have an initial or remaining noncancellable term of more than one year (in thousands) are:


           Year
           1996                     $     62
           1997                           64
           1998                           65
           1999                           63
           2000                           38
                                     -------
                                    $    292
                                     =======


Rental expense from continuing operations was $17,000 in 1995.

The aggregate commitment for future salaries at December 31, 1995, excluding bonuses, during the remaining term of all management and employment agreements is approximately $700,000.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



13.      INCOME TAXES

A summary of the provision (credit) for income taxes relating to operations is as follows:

                                      1995           1994           1993
                                    --------       --------      -------
                                                (in thousands)

     Continuing operations:
         State                     $      35      $      10     $      33
                                    ========       ========      ========


The 1995 and 1994 extraordinary credits represent net gains from discharge of bank indebtedness under the loan agreements of Lori and its discontinued fashion costume jewelry subsidiaries. The 1993 extraordinary credit represents a gain from a net discharge of indebtedness at the Company's former New Dimensions subsidiary. No income tax expense is reflected in the Company's financial statements resulting from the extraordinary credits due to the utilization of tax loss carryforwards.

The difference between the statutory Federal income tax rate and the effective income tax rate is reconciled as follows:

                                                   % of Earnings (Loss)
                                                    Before Income Taxes
                                                ----------------------------
                                                 1995       1994       1993
                                                ------     ------     ------
     Statutory Federal tax rate
         Provision (Benefit)                     (34.0)     (34.0)      35.0
     State and local taxes,
         net of  Federal benefit                    .3         .1         .2
     Current year tax loss not utilized            4.7         -          -
     Amortization of goodwill                       .6        3.6         .8
     Impairment of goodwill                       30.0       38.6         -
     Previously unrecognized benefit from
         utilizing tax loss carryforwards           -        (8.2)     (35.8)
                                                 -----      -----      -----
                                                   1.6         .1         .2
                                                 =====      =====      =====

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



13.      INCOME TAXES, Continued

The types of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts that give rise to the deferred tax liabilities and deferred tax assets at December 31, 1995 and 1994 and their approximate tax effects (in thousands) are as follows:

                                                       1995                           1994
                                            ------------------------     ---------------------------
                                            Temporary        Tax           Temporary        Tax
                                            Difference    Difference       Difference    Difference
                                            ----------    ----------       ----------    ----------
  Trade accounts receivable                  $     500     $     200       $    1,300    $      500
  Inventories
                                                   700           300              300           100
  Accrued other
                                                   900           300              400           200
  Net operating loss                            42,000        16,400           54,000        21,100
                                                            --------                      ---------
     Total deferred tax asset                                 17,200                         21,900
                                                            --------                      ---------

  Machinery and equipment                         (200)         (100)             (400)        (200)
                                                            --------                       --------
     Total deferred tax liability
                                                                (100)                          (200)
                                                            --------                       --------
     Valuation allowance                                     (17,100)                       (21,700)
                                                            --------                       --------
     Net deferred tax asset                                $     -                        $     -
                                                            ========                       ========


The Company has recorded a valuation allowance with respect to the future tax benefits and the net operating loss reflected in deferred tax assets as a result of the uncertainty of their ultimate realization.

At December 31, 1995, the Company and its subsidiaries had Federal income tax loss carryforwards of approximately $42,000,000 available to be applied against future taxable income, if any, expiring principally in 1996 - 2010. Section 382 of the Internal Revenue Code of 1986 limits a corporation's utilization of its Federal income tax loss carryforwards when certain changes in the ownership of a corporation's common stock occurs. The Company has recently issued a significant number of shares of its common stock in conjunction with the COMFORCE Global acquisition and certain related transactions. Accordingly, the Company is currently subject to significant limitations regarding the utilization of its Federal income tax loss carryforwards.


14.      EARNINGS PER SHARE

Earnings (loss) per share is computed by dividing net earnings (loss) by the weighted average number of shares of common stock and common stock equivalents (options and warrants), unless anti-dilutive, outstanding during the year. Fully diluted earnings per share is not presented since the result is equivalent to primary earnings per share.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)


15.      RELATED PARTY TRANSACTIONS

Effective July 4, 1995, Lori's management agreed to issue up to a 35% common stock interest in the Company to certain individuals to manage the Company's entry into the telecommunications and computer technical staffing business (approximatley 3,700,000 shares after ceratain anti-dilutive provisions). In October 1996, the Company issued approximately 3,100,000 shares of its common stock to the above individuals. The remaining common shares due the above individuals will be issued in 1996 after shareholder approval of an increase in Company's authorized common shares. The Company recognized a non-recurring charge of $3,425,000 related to this stock since these stock awards were 100% vested when issued, and were neither conditioned upon these individuals' service to the Company as employees nor the consumation of the COMFORCE Global acquisition. Accordingly, this compensation charge was fully recognized in 1995. The cost of the remaining common shares to be issued in 1996 ($550,000) is classified in the Company's consolidated balance sheet at December 31, 1995 as obligations expected to be settled by the issuance of common stock. The shares of the Company's common stock issued and to be issued in accordance with the above agreements were valued at $.93 per share. Management valued the Company based on its discussions with market makers and other advisors, taking into account (i) that the Jewelry Business, which was discontinued at the end of the second quarter of 1995, had a negligible value, and (ii) the value of the Company was principally related to the potential effect that a purchase of COMFORCE Global, if successfully concluded, would have market value of the Company's Common Stock. Management believes this value of $.93 per share to be a fair and appropriate value based upon the Company's financial condition as of the date the Company became obligated to issue these shares. After the issuance of these common shares, plus the effects of the issuance of common shares sold by private placements and other common shares issued in conjunction with the COMFORCE Global acquisition, ARTRA's common stock ownership interest in the Company was reduced to approximately 25% at December 31, 1995.

In December 1995 the Company made loans totaling $56,000 to the above named individuals to cover income tax liabilities relating to the issuances of shares of the Company's common stock. Subsequent to December 31, 1995, the Company made additional loans to these individuals totaling $289,000. All loans are evidenced by notes which bear interest at 6% per annum and mature December 10, 1997.

In connection with the COMFORCE Global acquisition, a $500,000 fee was earned by the above mentioned consultant, of which $250,000 was paid in 1995.

In conjunction with an agreement (see Note 7) to settle borrowings due a bank under the loan agreements of Lori and its fashion costume jewelry subsidiaries and Fill-Mor, ARTRA entered into a $1,850,000 short-term loan agreement with a non-affiliated corporation, the proceeds of which were advanced to Lori and used to fund amounts due Lori's bank. The loan, due June 30, 1995, was collateralized by 100,000 shares of Lori common stock. These 100,000 Lori common shares, originally issued to the bank under terms of the August 18, 1994 Settlement Agreement, were carried in the Company's consolidated balance sheet at December 31, 1994 as restricted common stock. In August, 1995 the loan was extended until September 15, 1995 and the lender received the above mentioned 100,000 Lori common shares as consideration for the loan extension. The loan was repaid by ARTRA in February, 1996. Accordingly, the carrying value of these 100,000 Lori common shares was transferred to ARTRA as reduction of amounts due to ARTRA.

In the fourth quarter of 1995, ARTRA exchanged its interest in the entire issue of the Company's Series C cumulative preferred stock for 100,000 newly issued shares of the Company's common stock. The issuance of these shares of the Company's common stock to ARTRA are subject to ratification by the Company's shareholders. During 1995, ARTRA received $399,000 of advances from the Company. In 1996, the Company advanced ARTRA an additional $54,000. ARTRA repaid the above advances and paid down $647,000 of the pre-existing Lori liabilities it assumed in conjunction with the COMFORCE Global acquisition as discussed in Note
9. The $399,000 advance to ARTRA and the $647,000 payment on pre-existing Lori liabilities made by ARTRA have been classified in the Company's consolidated financial statements at December 31, 1995 as amounts receivable from ARTRA.

During 1994, ARTRA made net advances to Lori of $2,531,000. The advances consisted of a $1,850,000 short-term note with interest at 10%, the proceeds of which were used to fund the $1,900,000 cash payment to the bank in conjunction with the Amended Settlement Agreement with Lori's bank lender, and certain non-interest bearing advances used to fund Lori working capital requirements.

                      COMFORCE CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (Continued)



Effective December 29, 1994 ARTRA exchanged $2,242,000 of its notes and advances for additional Lori Series C preferred stock. Additionally, the August 18, 1994 Settlement Agreement required ARTRA to contribute cash of $1,500,000 and ARTRA common stock with a fair market value of $2,500,000 to Lori's capital account.

In February, 1993, ARTRA transferred all of its notes (with a principal value of $15,990,000) to Lori's capital account.

Through 1995, ARTRA had provided certain financial, accounting and administrative services for the Company's corporate entity. Additionally, the Company's corporate entity had leased its administrative office space from ARTRA. During 1995, 1994 and 1993 fees for these services amounted to $91,000, $151,000 and $115,000, respectively.


16.      LITIGATION

Prior to its entry into the Jewelry Business in 1985, the Company operated in excess of 20 manufacturing facilities for the production of, inter alia, photocopy machines, photographic chemical and paper coating. These operations were sold or discontinued in the late 1970s and early 1980s. Certain of these facilities may have used and/or generated hazardous materials and may have disposed of the hazardous substances, particularly before the enactment of laws governing the safe disposal of hazardous substances, at an indeterminable number of sites. Although the controlling stockholders and current management had no involvement in such prior manufacturing operations, the Company could be held to be responsible for clean-up costs if any hazardous substances were deposited at these manufacturing sites, or at off-site waste disposal locations, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), or under other Federal or state environmental laws now or hereafter enacted. However, except for the Gary, Indiana site described below, the Company has not been notified by the Federal Environmental Protection Agency (the "EPA") that it is a potentially responsible party for, nor is the Company aware of having disposed of hazardous substances at, any site.

In December 1994, the Company was notified by the EPA that it is a potentially responsible party under CERCLA for the disposal of hazardous substances at a site in Gary, Indiana. The alleged disposal occurred in the mid-1970s at a time when the Company conducted operations as APECO. In this connection, in December 1994, the Company was named as one of approximately 80 defendants in a case brought in the United States District Court for the Northern District of Indiana by a group of 14 potentially responsible parties who agreed in a consent order entered into with the EPA to clean-up this site. The plaintiffs have estimated the cost of cleaning up this site to be $45 million, and have offered to settle the case with the Company for $991,445. This amount represents the plaintiffs' estimate of the Company's pro rata share of the clean-up costs. The Company declined to accept this settlement proposal, which was subsequently withdrawn.

The plaintiffs have produced only limited testamentary evidence, and no documentary evidence, linking the Company to this site, and the Company has neither discovered any records which indicate, nor located any current or former employees who have advised, that the Company deposited hazardous substances at the site. Based on the foregoing, management of the Company does not believe that it is probable that the Company will have any liability for the costs of the clean-up of this site. The Company intends to vigorously defend itself in this case.

Under the terms of the Assumption Agreement, ARTRA agreed to pay and discharge substantially all of the Company's pre-existing liabilities and obligations, including environmental liabilities at any sites at which the Company allegedly operated facilities or disposed of hazardous substances, whether or not the Company is currently identified as a potentially responsible party therefor. Consequently, the Company is entitled to indemnification from ARTRA for any environmental liabilities associated with the Gary, Indiana site. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement.

The Company is a party to routine contract and employment-related litigation matters in the ordinary course of its business. No such pending matters, individually or in the aggregate, if adversely determined, are believed by management to be material to the business, results of operations or financial condition of the Company. The Company maintains general liability insurance, property insurance, automobile insurance, employee benefit liability insurance, owner's and contractor's protective insurance and exporter's foreign operations insurance with coverage of $1 million on a per claim basis and $2 million aggregate (with $3 million umbrella coverage). The Company insures against workers' compensation in amounts required under applicable state law and in the amount of $500,000 in the case of foreign workers. The Company also maintains fidelity insurance in the amount of $25,000 per claim and directors' and officers' liability insurance in the amount of $2 million. The Company is presently soliciting quotations to obtain and errors and omissions coverage.

17.      SUBSEQUENT EVENTS

On March 1, 1996, COMFORCE Global, a wholly-owned subsidiary of COMFORCE, acquired substantially all of the assets of Williams Communication Services ("Williams"), a privately owned company engaged in the technical staffing, consulting and outsourcing business for consideration consisting of cash of $2,000,000 and contingent rights to future payments based on earnings over a four year period. The acquisition of Williams, funded principally by a $2.25 million revolving credit facility with a bank, will be accounted for by the purchase method.

The Company has entered into an agreement to acquire the assets and business of RRA Inc. ("RRA"), a provider of technical staffing services in the electronics, telecommunications and information technology business sectors. The completion of the acquisition of RRA is subject to certain contingencies which include the completion of and satisfaction with due diligence, as well as satisfactory financing to complete the acquisition.

                      COMFORCE CORPORATION AND SUBSIDIARIES
                 SCHEDULE II. VALUATION AND QUALIFYING ACCOUNTS
              for the years ended December 31, 1995, 1994 and 1993
                                 (in thousands)

              Column A                                 Column B             Column C             Column D        Column E
              --------                                 --------             --------             --------        --------
                                                                            Additions
                                                                     ----------------------
                                                                        (1)          (2)
                                                       Balance at    Charged to  Charged to
                                                      Beginning of   Costs and      Other       Deductions       Balance at
             Description                                 Period       Expenses     Accounts     (Describe)     End of Period
         -------------------                           ---------    ----------   -----------    ----------     -------------
For the year ended December 31, 1995:
    Deducted from assets to which they apply:
       Allowance for inventory valuation               $     207    $       25                    $    232         $    -
                                                        ========     =========                     =======          ========

       Allowance for markdowns                         $     835    $      291                    $  1,126 (A)     $    -
       Allowance for doubtful accounts                       503           424                         927 (A)          -
                                                        --------     ---------                     -------          --------
                                                       $   1,338    $      715                    $  2,053         $    -
                                                        ========     =========                     =======          ========

For the year ended December 31, 1994:
    Deducted from assets to which they apply:
       Allowance for inventory valuation               $   4,150    $      218                    $  4,161 (B)     $     207
                                                        ========     =========                     =======          ========

       Allowance for markdowns                         $   2,499    $    4,799                    $  6,463 (C)     $     835
       Allowance for doubtful accounts                       432           269                         198 (D)           503
                                                        --------     ---------                     -------          --------
                                                       $   2,931    $    5,068                    $  6,661         $   1,338
                                                        ========     =========                     =======          ========

For the year ended December 31, 1993:
    Deducted from assets to which they apply:
       Allowance for inventory valuation               $   4,900    $      172                    $    922 (B)     $   4,150
                                                        ========     =========                     =======          ========

       Allowance for markdowns                         $   5,280    $    5,722                    $  8,503 (C)     $   2,499
       Allowance for doubtful accounts                       557           335                         460 (D)           432
                                                        --------     ---------                     -------          --------
                                                       $   5,837    $    6,057                    $  8,963         $   2,931
                                                        ========     =========                     =======          ========

       (A)  Principally amounts reclassified to discontinued operations.
       (B)  Principally inventory written off, net of recoveries.
       (C)  Principally markdowns taken.
       (D)  Principally uncollectible accounts written off, net of recoveries.

                      COMFORCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1996
                            (Unaudited in thousands)


                             ASSETS

Current assets:
   Cash and equivalents                                          $2,228
   Restricted cash and equivalents                                   50
   Receivables including $487 of unbilled revenue                 6,709
   Prepaid expenses                                                 119
   Officer loans                                                    331
   Other                                                            218
                                                              ----------
               Total current assets                               9,655
                                                              ----------

Property, plant and equipment                                       420
Less accumulated depreciation and amortization                       68
                                                              ----------
                                                                    352
                                                              ----------

Other assets:
   Excess of cost over net assets acquired,
      net of accumulated amortization of $251                    12,051
   Other                                                             66
                                                              ----------
                                                                 12,117
                                                              ----------
                                                                $22,124
                                                              ==========



The  accompanying  notes  are an  integral  part of the  condensed  consolidated

                      COMFORCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1996
                            (Unaudited in thousands)


                              LIABILITIES

Current liabilities:
   Borrowings under revolving line of credit                       $1,500
   Accounts payable                                                   566
   Accrued expenses                                                 1,145
   Income taxes                                                       265
   Liabilities to be assumed by ARTRA GROUP Incorporated
   and net of liabilities of discontinued operations                1,794
                                                                ----------
               Total current liabilities                            5,270
                                                                ----------


Obligations expected to be settled by the
issuance of common stock                                              550
                                                                ----------

Commitments and contingencies


                 SHAREHOLDERS' EQUITY (DEFICIT)

Series  E  convertible  preferred  stock,
$.01  par  value; 10 authorized, 9 issued
and outstanding, liquidation
Value of  $100 per share ($887,100)                                     1
6%, Series D senior convertible preferred stock,
$.01 par value; 15 authorized, 7 issued and outstanding,
liquidation Value of $1,000 per share($7,002,000)                       1
Common stock, $.01 par value; authorized 10,000 shares;
   issued 9,632 shares                                                 96
Additional paid-in capital                                         15,754
Accumulated deficit                                                    -
Retained earnings since January 1, 1996                               452
                                                                ----------
                                                                   16,304
                                                                ----------
                                                                  $22,124
                                                                ==========


The accompanying notes are an integral part of the condensed consolidated financial statements.

                      COMFORCE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                               Three Months            Six Months
                                                              Ended June 30,          Ended June 30,
                                                           -------------------     --------------------
                                                              1996        1995        1996        1995
                                                           --------    --------    --------    --------
Net sales                                                  $  9,893    $   --      $ 13,158    $   --
                                                           --------    --------    --------    --------

Costs and expenses:
   Cost of goods sold                                         8,424        --        11,002        --
   Selling, general and administrative                          731         144       1,173         227
   Depreciation and amortization                                151        --           228        --
                                                           --------    --------    --------    --------
                                                              9,306         144      12,403         227
                                                           --------    --------    --------    --------

Operating income (loss)                                         587        (144)        755        (227)
                                                           --------    --------    --------    --------

Other income (expense):
   Interest expense                                             (50)        (74)        (51)       (131)
   Other income, net                                             13          26          16          26
                                                           --------    --------    --------    --------
                                                                (37)        (48)        (35)       (105)
                                                           --------    --------    --------    --------

Earnings (loss) from continuing operations
   before income taxes                                          550        (192)        720        (332)
Provision for income taxes                                     (198)       --          (268)       --
                                                           --------    --------    --------    --------
Earnings (loss) from continuing operations                      352        (192)        452        (332)
                                                           --------    --------    --------    --------
Discontinued operations
Earnings from operations                                       --       (14,679)       --       (14,787)
Provision for income taxes                                     --            (1)       --            (3)
                                                           --------    --------    --------    --------

Loss from discontinued operations                              --       (14,680)       --       (14,790)
                                                           --------    --------    --------    --------

Earnings(loss) before extraordinary credit                      352     (14,872)        452     (15,122)
Extraordinary credit,
    net discharge of indebtedness                              --          --          --         6,657
                                                           --------    --------    --------    --------
Net earnings (loss)                                        $    352    ($14,872)   $    452    ($ 8,465)
                                                           ========    ========    ========    ========

Earnings (loss) per share:
 Earnings (loss) from continuing operations                $   0.03    ($  0.06)   $   0.03    ($  0.10)
 Loss from discontinued operations                             --         (4.50)       --         (4.54)
                                                           --------    --------    --------    --------
Earnings (loss) before extraordinary credit                    0.03       (4.56)       0.03       (4.64)
Extraordinary credit                                           --          --          --          2.04
                                                           --------    --------    --------    --------
     Net earnings (loss)                                   $   0.03    ($  4.56)   $   0.03    ($  2.60)
                                                           ========    ========    ========    ========

Weighted average number of shares of common stock
   and common stock equivalents outstanding                  13,921       3,163      13,819       3,257
                                                           ========    ========    ========    ========


The accompanying notes are an integral part of the condensed consolidated financial statements.

                      COMFORCE CORPORATION AND SUBSIDIARIES
  CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
                   (Unaudited in thousands, except share data)

                                                                                                            Retained
                                                      Series E          Series D                            Earnings       Total
                                  Common Stock     Prefered Stock    Prefered Stock  Additional              Since     Shareholders'

                                ----------------  ----------------- ---------------   Paid-in  Accumulated  January 1,     Equity
                                 Shares  Dollars   Shares  Dollars  Shares  Dollars   Capital   (Deficit)     1996       (Deficit)
                                -------  -------  -------  -------  ------- -------  --------  -----------  ---------    ---------
Balance at December 31, 1995    9,309,198   $92         -       -        -        -   $95,993    ($93,847)                $2,238
 Quasi -Reorganization
  as of January 1, 1996                -     -          -       -        -        -  ($93,847)    $93,847
 Net earnings                          -     -          -       -        -        -        -           -         $452        452
 Exercise of stock options          4,500     1         -       -        -        -        22          -           -          23
 Exercise of stock warrants       318,334     3         -       -        -        -       999          -           -       1,002
 Issuance of Series E
  convertible prefered stock           -     -       8,871       1       -        -     4,635          -           -       4,636
 Issuance of Series D senior
  convertible preferred stock          -     -          -       -     7,002       1     6,415          -           -       6,416
 Liabilities assumed by ARTRA          -     -          -       -        -        -     1,537          -           -       1,537
                                --------   ----   -------    -----   ------ -------  --------    --------   ---------    -------

Balance at June 30, 1996        9,632,032   $96      8,871      $1    7,002      $1   $15,754          $0        $452    $16,304
                                =========  ====   ========    ====   ====== =======  ========    ========   =========    =======

The accompanying notes are an integral part of the condensed consolidated financial statements.

                     COMFORCE CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Unaudited in thousands)


                                                                         Six Months Ended
                                                                             June 30,
                                                                       --------------------
                                                                         1996        1995
                                                                       --------    --------
Net cash flows used by operating activities                            ($ 3,318)   ($ 1,377)
                                                                       --------    --------
Cash flows from investing activities:
   COMFORCE Global and Williams direct acquisition costs                    (31)       --
   Acquisition of Williams Telecommunications                            (2,074)       --
   Acquisition of RRA                                                    (5,345)       --
   Officer loans                                                           (331)       --
   Payment of liabilities with restricted cash                             --           550
   Additions to property, plant and equipment                              (323)        (21)
   Retail fixtures                                                         --          (609)
                                                                       --------    --------
Net cash flows (used by) from  investing activities                      (8,104)        (80)
                                                                       --------    --------

Cash flows from financing activities:
   Proceeds from revolving line of credit                                 1,500       1,475
   Reduction of long-term debt                                             --          (750)
   Repayment of Note                                                       (500)       --
   Issuance of Preferred Stock Series E                                   4,636        --
   Issuance of Preferred Stock Series D                                   6,416        --
   Proceeds from stock warrants                                             999        --
   Other                                                                   --             1
                                                                       --------    --------
Net cash flows from financing activities                                 13,051         726
                                                                       --------    --------

Increase (decrease) in cash and cash equivalents                          1,629        (731)
Cash and equivalents, beginning of period                                   649         783
                                                                       --------    --------
Cash and equivalents, end of period                                    $  2,278    $     52
                                                                       ========    ========


Supplemental cash flow information: Cash paid during the period for:
      Interest                                                         $     51    $     80
      Income taxes paid, net                                               --             3

Supplemental schedule of noncash investing and financing activities:
   Common stock issued as consideration for debt restructuring             --           378

Net change in ARTRA receivables and liabilities                           1,537        --


The  accompanying  notes  are an  integral  part of the  condensed  consolidated financial statements.

                      COMFORCE CORPORATION AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements of COMFORCE Corporation ("COMFORCE" or the "Company"), formerly The Lori Corporation
("Lori"), are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company currently operates in one industry segment as a provider of telecommunications and computer technical staffing and consulting services worldwide. As discussed in Note 4, in September 1995, the Company adopted a plan to discontinue its jewelry business ("Jewelry Business") conducted by its two wholly-owned subsidiaries Lawrence Jewelry Corporation ("Lawrence") and Rosecraft, Inc.("Rosecraft").

Effective January 1, 1996 the Company effected a quasi-reorganization through the application of $93,847,000 of its $95,993,000 Additional Paid in Capital account to eliminate its Accumulated Deficit. Under generally accepted accounting principles, when a business reaches a turnaround point and profitable operations seem likely, a quasi-reorganization may be appropriate to eliminate the accumulated deficit from past unprofitable operations. The Company's Board decided to effect a quasi-reorganization given that the Company achieved profitability following its entry into the technical staffing business and discontinuation of its unprofitable Jewelry Business. The Company's Accumulated Deficit at December 31, 1995 is primarily related to the discontinued operations and is not, in management's view, reflective of the Company's current financial condition.

At December 31, 1994, ARTRA GROUP Incorporated ("ARTRA"), a public company whose shares are traded on the New York Stock Exchange, owned, through its wholly-owned subsidiary Fill-Mor Holding, Inc. ("Fill-Mor"), approximately 62.9% of the common stock and all of the outstanding preferred stock of the Company. At June 30, 1996, ARTRA owned approximately 25% of the Company's stock.

On October 17, 1995 Lori acquired one hundred percent of the capital stock of COMFORCE Global Inc. ("COMFORCE Global"), formerly Spectrum Global Services, Inc, d/b/a YIELD Global, a wholly owned subsidiary of Spectrum Information Technologies, Inc. In connection with the re-focus of Lori's business, Lori changed its name to COMFORCE Corporation. See Note 2.

As discussed in Note 2, on May 10, 1996, the Company purchased all of the stock of Project Staffing Support Team, Inc. and substantially all of the assets of RRA Inc. and Datatech Technical Services, Inc. (collectively, "RRA"). RRA is in the business of providing contract employees to other businesses.

These condensed consolidated financial statements are presented in accordance with the requirements of Form 10-Q and consequently do not include all the disclosures required in the Company's annual report on Form 10-K. Accordingly, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, should be read in conjunction with the accompanying consolidated financial statements. The condensed consolidated balance sheet as of December 31, 1995 was derived from the audited consolidated financial statements in the Company's Annual Report on Form 10-K.

Reported interim results of operations are based in part on estimates which may be subject to year-end adjustments. In addition, these quarterly results of operations are not necessarily indicative of those expected for the year.

2.       CERTAIN ACQUISITIONS

On September 11, 1995, Lori signed a stock purchase agreement to participate in the acquisition of one hundred percent of the capital stock of COMFORCE Global. On October 17, 1995, this transaction was completed. The price paid by the Company for the COMFORCE Global stock and related acquisition costs was approximately $6.4 million, net of cash acquired. This consideration consisted of cash to the seller of approximately $5.1 million, fees of approximately

$700,000, including a fee of $500,000 to a related party, and 500,000 shares of the Company's Common Stock issued at $843,000 (at a price per share of $1.68) issued as consideration for various fees and guarantees associated with the transaction. The 500,000 shares issued by the Company consisted of (i) 100,000 shares issued to an unrelated party for guaranteeing the purchase price to the seller, (ii) 100,000 shares issued to ARTRA, then the majority stockholder of the Company in consideration of its guaranteeing the purchase price to the seller and agreeing to enter into the Assumption Agreement, (iii) 150,000 issued to two unrelated parties for advisory services in connection with the acquisition, and (iv) 150,000 shares issued to Peter R. Harvey, then a Vice President and director of the Company for guaranteeing the payment of the purchase price to the seller and other guarantees to facilitate the transaction. Current management of the Company has questioned its obligation to deliver the 150,000 shares to Peter harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the disagreement among the parties. Additionally, in conjunction with the COMFORCE Global acquisition, ARTRA agreed to pay and discharge substantially all pre-existing Lori liabilities and indemnify COMFORCE in the event any future liabilities arise concerning pre-existing environmental matters and business related litigation.

COMFORCE Global provides telecommunications and computer technical staffing services worldwide to Fortune 500 companies and maintains an extensive, global database of technical specialists with an emphasis on wireless communications capability. The acquisition of COMFORCE Global was accounted for by the purchase method and, accordingly, the assets and liabilities of COMFORCE Global were included in the Company's financial statements at their estimated fair market value at the date of acquisition and COMFORCE Global's operations are included in the Company's statement of operations from the date of acquisition. The excess purchase price over the fair value of COMFORCE Global's net assets acquired (goodwill) of $4,852,000 is being amortized on a straight-line basis over 20 years.

The acquisition of COMFORCE Global was funded principally by private placements of approximately 1,950,000 shares of the Company's Common Stock at $3.00 per share plus detachable warrants to purchase approximately 970,000 shares of the Company's Common Stock at $3.375 per share. The warrants expire five years from the date of issue.

On March 3, 1996, the Company acquired all of the assets of Williams Communications Services, Inc. ("Williams"), a regional provider of telecommunications and technical staffing services. The purchase price for the assets of Williams was $2 million with a four year contingent payout based on earnings of Williams. The value of the contingent payouts will not exceed $2 million, for a total purchase price not to exceed $4 million. The acquisition of Williams was accounted for by the purchase method and, accordingly, Williams' operations are included in the Company's statement of operations from the date of acquisition. The excess purchase price over the fair value of Williams' net assets acquired (goodwill) of $2,000,000 plus related direct costs of the acquisition of $73,000 are being amortized on a straight-line basis over 20 years.

On May 10, 1996, the Company acquired RRA for an aggregate purchase price of $5,000,000, plus contingent payments payable over three years in an aggregate amount not to exceed $750,000. The acquisition of RRA was accounted for by the purchase method and, accordingly, RRA operations are included in the Company's statement of operations from the date of acquisition. The excess purchase price over the fair value of RRA net assets acquired (goodwill) of $5,410,000 plus related acquisition costs, are being amortized on a straight-line basis over 20 years. RRA is in the business of providing contract employees to other businesses. The Company's headquarters are located in Tempe, Arizona. The acquisition of RRA enables the Company, through its COMFORCE Technical Services, Inc. subsidiary, to provide specialists for supplemental staffing assignments as well as outsourcing and vendor-on-premises programs, primarily in the electronics, avionics, telecommunications and information technology business sectors.

The following unaudited pro forma condensed consolidated statements of operations for the three and six months ended June 30, 1996 and June 30, 1995 present the Company's results of operations as if the acquisition of COMFORCE Global, Williams, and RRA and the related revolving line of credit and private placement of the Company's Common Stock and Series D Preferred Stock and Series E Preferred Stock had been consummated as of January 1, 1995.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    For the three months ended June 30, 1996
                                 (In thousands)

                                                                                          Pro Forma
                                                        Historical         RRA (A)        Adjustments         Pro Forma
                                                       -------------    -------------    -------------    -------------
Revenues                                                 $    9,893     $       7,649                        $   17,542
                                                         ----------     -------------                        ----------

Operating costs and expenses:
     Cost of revenues                                         8,424             6,670                            15,094
     Other operating costs and expenses                         882               683           $ 43 (B)          1,608
                                                         ----------     -------------    -----------         ----------
                                                              9,306             7,353             43             16,702
                                                         ----------     -------------    -----------         ----------
Operating earnings (loss)                                       587               296            (43)               840
                                                         ----------     -------------    -----------         ----------

Other income net                                                 13                                                  13
Interest and other non-operating expenses                       (50)              (14)            -                 (64)
                                                         ----------     -------------    -----------         ----------
                                                                (37)              (14)            -                 (51)
                                                         ----------     -------------    -----------         ----------

Earnings (loss) from continuing operations
     before income taxes                                        550               282            (43)               789
(Provision) credit for income taxes                            (198)             (113)            17               (294)
                                                         ----------       -----------    -----------         ----------
Income from continuing operations                        $      352       $       169           $(26)        $      495
                                                         ==========       ===========    ===========         ==========

Income per share from continuing operations              $      .03                                           $     .04
                                                         ==========                                           =========

Weighted average shares outstanding (E)                      13,921                                              13,921
                                                         ==========                                           =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the three months ended June 30, 1995
                                 (In thousands)

                                        Lori      COMFORCE                                  Pro Forma
                                     Historical   Global (A)    Williams(A)       RRA (A)   Adjustments           Pro Forma
                                     ----------  ------------   ----------   ------------  ------------         ------------
Revenues                             $       -   $      2,963   $    1,026   $     12,969                       $     16,958
                                     ----------  ------------   ----------   ------------                       ------------

Operating costs and expenses:
     Cost of Revenues                                   2,208          727         11,985                             14,830
     Spectrum corporate management
       fees (D)                                           357                                                            357
     Other operating costs and
        expenses                            144           484           68            713           139   (B)          1,548
                                     ----------  ------------   ----------   ------------  ------------         ------------
                                            144         3,049          795         12,608           139               16,735
                                     ----------  ------------   ----------   ------------  ------------         ------------
Operating earnings (loss)                  (144)          (86)         231            361          (139)                 223
                                     ----------  ------------   ----------   ------------  ------------         ------------

Other Income                                 26             2                           3                                 31
Interest and other non-operating
     expenses                               (74)                                      (44)          (40)  (C)           (158)
                                     ----------  ------------   ----------   ------------  ------------         ------------
                                            (51)            2                        (41)          (40)                 (127)
                                     ----------  ------------   ----------   ------------  ------------         ------------

Earnings (loss) from continuing
     operations before income taxes        (192)          (84)         231            320          (179)                  96
(Provision) credit for income taxes          (1)           (2)         (92)          (128)          179                   -
                                     ----------  ------------   ----------   ------------  ------------         ------------

Income (loss) from continuing
     operations                      $     (193) $        (86) $       139   $        192  $         -          $         96
                                     ==========  ============  ===========   ============  ============         ============
Loss per share from continuing
     operations                      $     (.06)                                                                $       (.01)
                                     ==========                                                                 ============
Weighted average shares
     outstanding (E)                      3,257                                                                        9,790
                                     ==========                                                                 ============

Pro forma adjustments to the unaudited condensed consolidated statement of operations:

     A) The pro forma data presented for COMFORCE Global's, Williams' and RRA's operations is for the periods prior to their acquisitions (i.e., in the case of COMFORCE Global, the period from April 1, 1995 through June 30, 1995, which precedes its October 17, 1995 acquisition; in the case of Williams, its period from April 1, 1995 through June 30, 1995, which precedes its March 3, 1996 acquisition; and, in the case of RRA, the periods from April 1, 1996 through May 2, 1996 and from April 1, 1995 through June 30, 1995, which precede its May 10, 1996 acquisition).

     B) Amortization of intangibles arising from the COMFORCE Global, Williams and RRA acquisitions. The table below reflects where the amortization of intangibles have been recorded.



                                      Three Months Three Months
                                       June 1996    June 1995
                                       ---------    ---------
          Historical COMFORCE               $137
          Historical COMFORCE Global                   $ 41
          Williams
          RRA
          Pro forma Adjustment               43         139
                                           ----        ----
          Adjusted Pro forma per
          Financial statement              $180        $180
                                           ====        ====


C) Interest expense incurred for the purchase of Williams assuming $1,900,000 outstanding under the line of credit at an interest rate of 8.5%.

D) Corporate management fees from COMFORCE Global's former parent, Spectrum Information Technologies, Inc. The amount of these management fees may not be representative of costs incurred by COMFORCE Global on a stand alone basis.

E) Pro forma weighted average shares outstanding includes shares of the Company's Common Stock issued in the private placement that funded the COMFORCE Global transaction, including 100,000 shares issued to ARTRA and 150,000 shares issued to Peter Harvey, then a Vice President of the Company, for guaranteeing the payment of the purchase price to the seller and other guarantees associated with the COMFORCE Global acquisition, shares issued to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing services business, and Series D and Series E Preferred Stock issued in conjunction with the purchase of RRA. Current management has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data the Company is recognizing these shares as being issued and outstanding pending resolution of the disagreement among the parties.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the six  months ended June 30, 1996
                                 (In thousands)

                                                                               Pro Forma
                                     Historical    Williams(A)     RRA (A)    Adjustments           Pro Forma
                                     ----------    ----------   ------------  ------------         ------------
Revenues                             $   13,158    $      654   $     22,786                       $     36,598
                                     ----------    ----------   ------------                       ------------

Operating costs and expenses:
     Cost of Revenues                    11,002           281         20,762                             32,045
     Other operating costs and
        expenses                          1,401            38          1,491           154   (B)          3,084
                                     ----------    ----------   ------------  ------------         ------------
                                         12,403           319         22,253           154               35,129
                                     ----------    ----------   ------------  ------------         ------------
Operating earnings (loss)                   755           335            533          (154)               1,469
                                     ----------    ----------   ------------  ------------         ------------

Other Income                                 16                                                              16
Interest and other non-operating
     expenses                               (51)                         (36)          (30)  (C)           (117)
                                     ----------    ----------   ------------  ------------         ------------
                                            (35)                         (36)          (30)                (101)
                                     ----------    ----------   ------------  ------------         ------------

Earnings (loss) from continuing
     operations before income taxes         720           335            497          (184)               1,368
(Provision) credit for income taxes        (268)         (265)          (199)          131                 (601)
                                     ----------    ----------   ------------  ------------         ------------

Income (loss) from continuing
     operations                      $      452   $        70   $        298  $        (53)        $        767
                                     ==========   ===========   ============  ============         ============
Loss per share from continuing
     operations                      $      .03                                                    $        .06
                                     ==========                                                    ============
Weighted average shares
     outstanding (F)                     13,819                                                          13,819
                                     ==========                                                    ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the six months ended June 30, 1995
                                 (In thousands)

                                        Lori      COMFORCE                                  Pro Forma
                                     Historical   Global (A)    Williams(A)     RRA (A)    Adjustments           Pro Forma
                                     ----------  ------------   ----------   ------------  ------------         ------------
Revenues                             $       -   $      5,653   $    1,678   $     24,424                       $     31,755
                                     ----------  ------------   ----------   ------------                       ------------

Operating costs and expenses:
     Cost of Revenues                                   4,183        1,227         22,618                             28,028
     Spectrum corporate management
       fees (D)                                           625                                                            625
     Stock compensation (E)                                                                       3,425                3,425
     Other operating costs and
        expenses                            227           913          131          1,348           278   (B)          2,897
                                     ----------  ------------   ----------   ------------  ------------         ------------
                                            227         5,721        1,358         23,966         3,703               34,975
                                     ----------  ------------   ----------   ------------  ------------         ------------
Operating earnings (loss)                  (227)          (68)         320            458        (3,703)              (3,220)
                                     ----------  ------------   ----------   ------------  ------------         ------------

Other Income                                 26             2                           3                                 31
Interest and other non-operating
     expenses                              (131)                                      (60)          (80)  (C)           (271)
                                     ----------  ------------   ----------   ------------  ------------         ------------
                                           (105)            2                        (57)          (80)                 (240)
                                     ----------  ------------   ----------   ------------  ------------         ------------

Earnings (loss) from continuing
     operations before income taxes        (332)          (66)         320            401        (3,783)              (3,460)
(Provision) credit for income taxes          (3)          (19)        (128)          (160)        1,513                1,203
                                     ----------  ------------   ----------   ------------  ------------         ------------

Income (loss) from continuing
     operations                      $     (335) $        (85) $       192   $        241  $     (2,270)        $     (2,257)
                                     ==========  ============  ===========   ============  ============         ============
Loss per share from continuing
     operations                      $     (.07)                                                                $       (.23)
                                     ==========                                                                 ============
Weighted average shares
     outstanding (F)                      3,257                                                                        9,790
                                     ==========                                                                 ============

Pro forma adjustments to the unaudited condensed consolidated statement of operations:

    (A) The pro forma data presented for COMFORCE Global's, Williams' and RRA's operations is for the periods prior to their acquisitions (i.e., in the case of COMFORCE Global, the period from January 1, 1995 through June 30, 1995, which precedes its October 17, 1995 acquisition; in the case of Williams, the periods from January 1, 1996 through March 2, 1996 and from January 1, 1995 through June 30, 1995, which precede its March 3, 1996 acquisition; and, in the case of RRA, the periods from January 1, 1996 through May 9, 1996 and from January 1, 1995 through June 30, 1995, which precede its May 10, 1996 acquisition).


    (B) Amortization of intangibles arising from the COMFORCE Global, Williams and RRA acquisition. The table below reflects where the amortization of intangibles have been recorded


                                        Six Months     Six Months
                                        June 1996      June 1995
                                        ---------      ---------

             Historical COMFORCE        $    206
             Historical COMFORCE Global                 $     82
             Williams
             RRA
             Pro forma Adjustment            154             278
                                        --------        --------
             Adjusted Pro forma per
             Financial statement        $    360        $    360
                                        ========        ========


(C) To record interest expense incurred for the purchase of Williams for the pro forma six months ended June 30, 1995 and for the period January 1, 1996 through March 3, 1996. Interest expense represents interest on the line of credit assuming all $1,900,000 was outstanding for the six months ended June 30, 1995 and for the period January 1, 1996 through March 3, 1996 at the interest rate in effect of 8.5%.

(D) Represents a non-recurring compensation charge related to the issuance of the 35% common stock interest in the Company to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing business.

(E) Corporate management fees from COMFORCE Global's former parent, Spectrum Information Technologies, Inc. The amount of these management fees may not be representative of costs incurred by COMFORCE Global on a stand alone basis.

(F) Pro forma weighted average shares outstanding includes shares of the Company's Common Stock issued in the private placement that funded the COMFORCE Global transaction, Including 100,000 shares issued to a ARTRA, and 150,000 shares issued to Peter Harvey, then a Vice President of the Company, for guaranteeing the payment of the purchase price to the seller and other guarantees associated with the COMFORCE Global acquisition, shares issued to certain individuals to manage the Company's entry into and development of the telecommunications and computer technical staffing services business, and Series D and Series E Preferred Stock issued in conjunction with the purchase of RRA. Current management has questioned its obligation to deliver the 150,000 shares to Peter Harvey and the 100,000 shares to ARTRA issued in consideration of their guarantees. However, for purposes of presenting earnings per share data, the Company is recognizing these shares as being issued and outstanding pending resolution of the disagreement among the parties.

3.       NOTES PAYABLE

Notes payable and long-term debt (in thousands) consists of:

                                                                              June 30,      December 31,
                                                                                1996             1995
                                                                              -------          -------

   Notes payable
       Amounts due to a former related party,
       interest at the prime rate plus 1%                                     $    --          $   750

       Other, interest at 15%                                                     263            1,736

       Note payable to a bank under a revolving  line of credit,  due in        1,500               --
       March 1997,  with  interest  payable  monthly at the bank's prime rate plus a varying  percentage not to exceed 1% based on certain financial criteria. At June 30 the Company was
       paying prime (8.25%) plus 1%.

   Accounts Receivable credit facility, discontinued operations                    --            1,535

   Less:
       Liabilities to be assumed by ARTRA (see Note 7)                           (263)          (1,986)
       Liabilities included with discontinued operations                           --           (1,535)
                                                                              -------          -------
                                                                              $ 1,500          $   500
                                                                              =======          =======



The revolving line of credit agreement allowing for borrowings up to a maximum of $2,250,000 replaces the $800,000 revolving line of credit which was in place at December 31, 1995. Borrowings against the line can not exceed 80% of acceptable receivables as defined. The note is collateralized by accounts receivable and other assets of COMFORCE Global and guaranteed by COMFORCE. The fair value of the Company's notes payable is estimated based on the quoted market prices of the same or similar issues or on the current rates offered to the Company for notes of the same remaining maturity.

See Note 10 for discussion of the Company's new $10,000,000 credit facility.

ARTRA, Fill-Mor, Lori and Lori's fashion costume jewelry subsidiaries entered into an agreement with Lori's bank lender to settle obligations due the bank. As partial consideration for the debt settlement agreement, the bank received a $750,000 Lori note payable due March 31, 1995.

The $750,000 note due the bank was paid and the remaining indebtedness of Lori and Fill-Mor was discharged, resulting in an additional extraordinary gain to Lori of $6,657,000 in 1995. The $750,000 note payment was funded with the proceeds of a $850,000 short-term loan from a former director of the Company. The loan provided for interest at the prime rate plus 1%. As consideration for assisting with the debt restructuring, the former director received 150,000 shares of the Company's Common Stock valued at $337,500 ($2.25 per share) based upon the closing market value on March 30, 1995. The principal amount of the loan was reduced $750,000 at July 31, 1995. The remaining loan principal was not repaid on its scheduled maturity date of July 31, 1995. Per terms of the loan agreement, the former director received an additional 50,000 of the Company's Common Stock as compensation for the non-payment of the loan at its originally scheduled maturity date. At December 31, 1995, the $750,000 note was classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA. The loan was paid in full in March 1996 by ARTRA as required by the Assumption Agreement discussed in Note 7.

During the second and third quarters of 1995, Lori entered into a series of agreements with certain unaffiliated lenders that provided for short-term loans with interest at 15%. As additional compensation certain lenders received an aggregate of 91,176 shares of the Company's Common Stock and certain lenders received warrants to purchase an aggregate of 195,000 shares of the Company's Common Stock at prices ranging from $2.00 per share to $2.50 per share, the fair market value at the dates of grant. The warrants expire five years from the date of issue. The proceeds from these loans were used to fund the September, 1995 $500,000 down payment on the COMFORCE Global acquisition, with the remainder used to fund working capital requirements of the Company's discontinued Jewelry Business. At June 30, 1996 and December 31, 1995, short-term loans with an aggregate principal balance of $886,000 and $1,236,000 respectively were classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA. In the second quarter of 1996, the loans were paid in full by ARTRA as required by the Assumption Agreement discussed in Note 7.

In August 1995, Lori obtained a credit facility for the factoring of the accounts receivable of its discontinued Jewelry Business. The credit facility provides for advances of 80% of receivables assigned, less allowances for markdowns and other merchandise credits. The factoring charge, a minimum of 1.75% of the receivables assigned, increases on a sliding scale if the receivables assigned are not collected within 45 days. Borrowings under the credit facility are collateralized by the accounts receivable, inventory and equipment of Lori's discontinued fashion costume jewelry subsidiaries and guaranteed by Lori. At June 30, 1996, due to the sale of the Jewelry Business, this credit facility is no longer available. At December 31, 1995, outstanding borrowings under this credit facility of $1,535,000, along with other net liabilities of the discontinued Jewelry Business, were classified in the Company's consolidated balance sheet as liabilities to be assumed by ARTRA and net liabilities of the discontinued Jewelry Business. At June 30, 1996, there were no outstanding borrowings under this credit facility.

4.       EQUITY

In March 1996, 4,500 stock options were exercised at an average price of $5 per share.

In April 1996, 301,667 warrants were exercised at an average price of $3.12 per share.

In April 1996, in conjunction with the purchase of RRA, the Company sold 8,871 shares of Series E Preferred Stock at a selling price of $550 per share for 8,470 shares and $750 per share for 401 shares. Each share of Series E Preferred Stock will be automatically converted into 100 shares of Common Stock on the date the Company's Certificate of Incorporation is amended so that the Company has a sufficient number of authorized and unissued shares of Common Stock to effect the conversion and any accrued and unpaid dividends have been paid in full. Holders of shares of Series E Preferred Stock are entitled to dividends equal to those declared on the Common Stock, or if no dividends are declared on the Common Stock, nominal cumulative dividends payable only if the Series E Preferred Stock fails to be converted into Common Stock by September 1, 1996. The Series E Preferred Stock has a liquidation preference of $100 per share ($887,100 in the aggregate for all outstanding shares).

In May 1996, the Company sold 7,002 shares of Series D Preferred Stock at a selling price of $1,000 per share. The holder of each share of Series D Preferred Stock will have the right to convert such shares into 83.33 fully paid and nonassessable shares of Common Stock at any time subsequent to the date the Company's Certificate of Incorporation is amended so that the Corporation has sufficient number of authorized and unissued Common Stock to effect the conversion. Holders of the shares of Series D Preferred Stock are entitled to cumulative dividends of 6% per annum, payable quarterly in cash on the first day of February, May, August and November in each year. The Series D Preferred Stock has a liquidation preference of $1,000 per share ($7,002,000 in the aggregate for all outstanding shares).

5.       EARNINGS PER SHARE

Earnings (loss) per share is computed by dividing net earnings (loss) by the weighted average number of shares of Common Stock and Common Stock equivalents (stock options and warrants), unless anti-dilutive, outstanding during each period. Fully diluted earnings per share are not presented since the result is equivalent to primary earnings per share.

6.       INCOME TAXES

The 1995 extraordinary credit represents a net gain from discharge of bank indebtedness. No income tax expense is reflected in the Company's financial statements resulting from the extraordinary credit due to the utilization of tax loss carryforwards. In 1995, the Company issued a significant number of shares of its Common Stock in conjunction with the COMFORCE Global acquisition and certain related transactions. Accordingly, the Company is currently subject to significant limitations regarding the utilization of its Federal income tax loss carryforwards.

7. LIABILITIES TO BE ASSUMED BY ARTRA GROUP INCORPORATED AND NET LIABILITIES OF DISCONTINUED OPERATIONS

Under the Assumption Agreement between the parties in October, 1995 (the "Assumption Agreement") entered into in connection with the COMFORCE Global acquisition (see Note 2), ARTRA agreed to assume substantially all pre-existing Lori liabilities and indemnify COMFORCE in the event any future liabilities arise concerning pre-existing environmental matters and business related litigation. Additionally, ARTRA agreed to assume all of the assets and liabilities of the Company's discontinued Jewelry Business. In April 1996, ARTRA sold the business and certain assets of the Jewelry Business.

At June 30, 1996 and December 31, 1995, liabilities to be assumed by ARTRA and net liabilities of the discontinued Jewelry Business (in thousands) consist of:


                                                     June 30       December 31
Current:                                               1996             1995
                                                     -------         --------
     Liabilities to be assumed by ARTRA
           Notes payable                             $   263           $1,986
           Court ordered payments                      1,531              990
           Accrued expenses                               -               349
                                                     -------          -------
                                                       1,794            3,325
     Net liabilities of  the discontinued
           Jewelry Business                               -               374
                                                     -------          -------
                                                     $ 1,794          $ 3,699
                                                     =======          =======

     Noncurrent:
           Liabilities to be assumed by ARTRA
             Court ordered payments                  $    -           $   541
                                                     =======          =======


As noted in the table above, as of June 30, 1996, remaining pre-existing Lori liabilities assumed by ARTRA are $1,794,000. To the extent ARTRA is able to make subsequent payments, they will be recorded as additional paid-in capital. The ability of ARTRA to satisfy these obligations is uncertain. The financial statements of ARTRA include an explanatory paragraph indicating substantial doubt about the ability of ARTRA to continue as a going concern. The amounts receivable from ARTRA, exclusive of subsequent payments, have not been reflected in the Company's financial statements at June 30, 1996. No collateral has been provided in support of these obligations.

At December 31, 1995, liabilities to be assumed by ARTRA included $1,531,000 of court ordered payments arising from the May 3, 1993 reorganization of New Dimensions. As of August 7, 1996, the $541,000 installment payment due December 31, 1995 had not been paid.

8.       LITIGATION

Prior to its entry into the Jewelry Business in 1985, the Company operated in excess of 20 manufacturing facilities for the production of, inter alia, photocopy machines, photographic chemical and paper coating. These operations were sold or discontinued in the late 1970s and early 1980s. Certain of these facilities may have used and/or generated hazardous materials and may have disposed of the hazardous substances, particularly before the enactment of laws governing the safe disposal of hazardous substances, at an indeterminable number of sites. Although the controlling stockholders and current management had no involvement in such prior manufacturing operations, the Company could be held to be responsible for clean-up costs if any hazardous substances were deposited at these manufacturing sites, or at off-site waste disposal locations, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), or under other Federal or state environmental laws now or hereafter enacted. However, except for the Gary, Indiana site described below, the Company has not been notified by the Federal Environmental Protection Agency (the "EPA") that it is a potentially responsible party for, nor is the Company aware of having disposed of hazardous substances at, any site.

In December 1994, the Company was notified by the EPA that it is a potentially responsible party under CERCLA for the disposal of hazardous substances at a site in Gary, Indiana. The alleged disposal occurred in the mid-1970s at a time when the Company conducted operations as APECO. In this connection, in December 1994, the Company was named as one of approximately 80 defendants in a case brought in the United States District Court for the Northern District of Indiana by a group of 14 potentially responsible parties who agreed in a consent order entered into with the EPA to clean-up this site. The plaintiffs have estimated that the cost of cleaning up this site to be $45 million, and have offered to settle the case with the Company for $991,445. This amount represents the plaintiffs' estimate of the Company's pro rata share of the clean-up costs. The Company declined to accept this settlement proposal, which was subsequently withdrawn.

The plaintiffs have produced only limited testamentary evidence, and no documentary evidence, linking the Company to this site, and the Company has neither discovered any records which indicate, nor located any current or former employees who have advised, that the Company deposited hazardous substances at the site. Based on the foregoing, management of the Company does not believe that it is probable that the Company will have any liability for the costs of the clean-up of this site. The Company intends to vigorously defend itself in this case.

Under the terms of the Assumption Agreement, ARTRA agreed to pay and discharge substantially all of the Company's pre-existing liabilities and obligations, including environmental liabilities at any sites at which the Company allegedly operated facilities or disposed of hazardous substances, whether or not the Company is currently identified as a potentially responsible party therefor. Consequently, the Company is entitled to indemnification from ARTRA for any environmental liabilities associated with the Gary, Indiana site. No assurance can, however, be given that ARTRA will be financially capable of satisfying its obligations under the Assumption Agreement.

The Company is a party to routine contract and employment-related litigation matters in the ordinary course of its business. No such pending matters, individually or in the aggregate, if adversely determined, are believed by management to be material to the business, results of operations or financial condition of the Company. The Company maintains general liability insurance, property insurance, automobile insurance, employee benefit liability insurance, owner's and contractor's protective insurance and exporter's foreign operations insurance with coverage of $1 million on a per claim basis and $2 million aggregate (with $3 million umbrella coverage). The Company insures against workers' compensation in amounts required under applicable state law and in the amount of $500,000 in the case of foreign workers. The Company also maintains fidelity insurance in the amount of $25,000 per claim and directors' and officers' liability insurance in the amount of $2 million. The Company is presently soliciting quotations to obtain and errors and omissions coverage.

9.       RELATED PARTY TRANSACTIONS

The Company made a loan of $331,000 in the aggregate to Michael Ferrentino, the President and a Director of the Company, Christopher P. Franco, an Executive Vice President of the Company, Kevin W. Kiernan, an employee of the Company, and James L. Paterek, a consultant to the Company, to cover their tax liabilities resulting from the issuance of the Company's Common Stock to them. Of this amount, $55,000 was advanced in 1995, $38,000 was advanced in February 1996, and $238,000 was advanced in April 1996.

Yield Industries, Inc., a corporation wholly-owned by Messrs. Paterek and Ferrentino, earned a delivery fee of $500,000 in connection with the Company's acquisition of COMFORCE Global, $250,000 of which was paid in 1995 and the balance of which was paid in January 1996.

10.      SUBSEQUENT EVENTS

On July 22, 1996, the Company and certain subsidiaries entered into a $10 million Revolving Credit Agreement (the "Credit Agreement") with The Chase Manhattan Bank ("Chase") to provide working capital for the Company's operations. The Company, COMFORCE Global, and COMFORCE Technical Services, Inc. are co-borrowers under the Credit Agreement and Project Staffing Support Team, Inc. ("PSST") is a guarantor of the obligations. Principal outstanding under the Credit Agreement is due June 30, 1998. Chase agrees to make revolving credit loans outstanding as Prime Rate loans or LIBOR loans, provided that, during the occurrence and continuance of an event of default, the Company and its subsidiaries may not elect, and Chase shall have no obligation to make, LIBOR loans. Interest on LIBOR loans is payable in the amount of the LIBOR rate plus 2.0% per annum. Interest on the Prime Rate loans is payable in the amount of Chase's prime rate as announced from time to time.

Chase may also issue letters of credit, not to exceed $250,000 in the aggregate, to support offsite payroll services, as security in connection with operating leases, and for other general corporate purposes with the consent of Chase. Interest on drawings under letters of credit shall be calculated at the Prime Rate of interest. One percent of the face amount of each letter of credit is payable to Chase per annum and certain fees on each letter of credit issued, payable at the time of issuance.

Available advances under the Credit Agreement are based upon the amount equal to 80% of eligible receivables of COMFORCE Global and COMFORCE Technical Services, Inc., less the aggregate amount of accrued payroll taxes due by those companies.

The Credit Agreement contains certain affirmative and negative covenants, including restrictions on the creation of indebtedness or liens, the sale of assets, the acquisition of stock or assets of another entity, the payment of dividends, capital expenditures, and other financial covenants. Borrowings under the Credit Agreement are secured by all goods, equipment, inventory, accounts, contract rights, chattel paper, notes receivable, instruments, documents, general intangibles, credits, claims, and obligations of the Company and its subsidiaries. Additionally, all of the issued and outstanding stock of COMFORCE Global, COMFORCE Technical Services, Inc. and PSST are pledged as security.

Report of Independent Accountants


To the Board of Directors of COMFORCE Global, Inc.:

We have audited the accompanying balance sheets of COMFORCE Global, Inc. (formerly Spectrum Global Services, Inc., the "Company") as of September 30, 1995 and December 31, 1994, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the nine month period ended September 30, 1995 and the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COMFORCE Global, Inc. as of September 30, 1995 and December 31, 1994, and the results of its operations and its cash flows for the nine month period ended September 30, 1995 and the year ended December 31, 1994, in conformity with generally accepted accounting principles.



                                             COOPERS & LYBRAND L.L.P.

Melville, New York
December 1, 1995

COMFORCE Global, Inc.
Balance Sheets
as of September 30, 1995 and December 31, 1994

                                                 September 30,    December 31,
                ASSETS:                              1995             1994
                                                 ------------    ------------
Current assets:
  Cash and cash equivalents                      $  1,186,868    $    426,334
  Accounts receivable                               1,602,659       1,456,583
  Unbilled accounts receivable                        279,626         158,793
  Prepaid expenses and other assets                    23,173          32,664
                                                 ------------    ------------
          Total current assets                      3,092,326       2,074,374


Property and equipment, net                            93,708          55,877
Intangible assets                                   2,149,661       2,272,890
Other assets                                           14,491          25,477
                                                 ------------    ------------
          Total assets                           $  5,350,186    $  4,428,618
                                                 ============    ============



   LIABILITIES AND STOCKHOLDERS'EQUITY(DEFICIENCY):

Current liabilities (deficiency):
  Accounts payable                               $     42,792    $     27,714
  Accrued liabilities                                 423,580         229,703
  Income taxes payable                                                 24,453
  Accounts payable - parent                           978,855         178,106
  Accounts payable - affiliates                        30,980          30,086
                                                 ------------    ------------
          Total current liabilities                 1,476,207         490,062
                                                 ------------    ------------

Stockholders' equity (deficiency):
  Capital stock                                             1               1
  Additional paid-in capital                        3,919,999       3,919,999
  Retained earnings (accumulated deficit              (46,021)         18,556
                                                 ------------    ------------
          Total stockholders' equity                3,873,979       3,938,556
                                                 ------------    ------------
          Total liabilities and
            stockholders' equity (deficiency)    $  5,350,186    $  4,428,618
                                                 ============    ============


The accompanying notes are an integral part of the financial statements.

COMFORCE Global, Inc.
Statements of Operations and Retained Earnings (Accumulated Deficit)


                                                  Nine month
                                                 period ended     Year ended
                                                 September 30,    December 31,
                                                     1995             1994
                                                 ------------    ------------

Sales                                            $  9,007,461    $  8,244,721
                                                 ------------    ------------


Direct costs and expenses:
  Cost of sales                                     6,764,942       6,417,395
  General and administrative expenses               1,159,168       1,133,298
  Overhead charges from parent (Note 9)             1,139,560         803,280
                                                 ------------    ------------
     Total costs and expenses                       9,063,670       8,353,973
                                                 ------------    ------------

                                                      (56,209)       (109,252)

Interest income                                         6,632           8,975
                                                 ------------    ------------
Loss before provision for income taxes                (49,577)       (100,277)

Income tax provision                                   15,000          14,740
                                                 ------------    ------------

     Net loss                                         (64,577)       (115,017)

Retained earnings, beginning of year                   18,556         133,573
                                                 ------------    ------------
     Retained earnings(accumulated deficit),
       end of period                             $    (46,021)   $     18,556
                                                 ============    ============


The accompanying notes are an integral part of the financial statements.

COMFORCE Global, Inc.
Statements of Cash Flows


                                                   Nine month
                                                  period ended    Year ended
                                                  September 30,   December 31,
                                                      1995            1994
                                                 ------------    ------------

Cash flows from operating activities:
 Net (loss) income                               $    (64,577)   $   (115,017)
 Adjustments to reconcile net income to cash
  flows provided by operating activities:
    Depreciation                                        18,836         10,173
    Amortization                                       123,229        164,305
    Changes in operating assets and liabilities:
     Accounts receivable                              (146,076)      (256,348)
     Unbilled accounts receivable                     (120,833)      (158,793)
     Prepaid expenses                                    9,491         (9,186)
     Deposits                                           10,986        (24,360)
     Accounts payable                                   15,078         22,645
     Accrued liabilities                               193,877        139,216
     Accounts payable - parent                         800,749        178,106
     Income taxes payable                              (24,453)       (18,657)
     Accounts payable - affiliate                          894         30,086
                                                  ------------   ------------
       Net cash provided by (used in)
         operating activities                          817,201        (37,830)
                                                  ------------   ------------

Cash flows from investing activities:
 Purchase of property and equipment                    (56,667)       (54,318)
                                                  ------------   ------------
       Net cash used in investing activities           (56,667)       (54,318)
                                                  ------------   ------------

       Net increase (decrease) in cash
         and cash equivalents                          760,534        (92,148)
                                                  ------------   ------------

Cash and cash equivalents, beginning of year           426,334        518,482
                                                  ------------   ------------

Cash and cash equivalents, end of period          $  1,186,868   $    426,334
                                                  ============   ============

Cash paid for:
 Income taxes                                     $     35,371   $     51,884
                                                  ============   ============


The accompanying notes are an integral part of the financial statements.

COMFORCE Global, Inc.
Notes to Combined Financial Statements


1.       Description of Business:

COMFORCE Global, Inc. (formerly Spectrum Global Services, Inc.) (the "Company"), a Delaware Corporation, became a wholly owned subsidiary of Spectrum Information Technologies, Inc. through an acquisition of the Company's assets on October 31, 1993. On October 17, 1995, 100% of the stock of Spectrum Global Services, Inc. was sold to Lori (Now known as COMFORCE Corporation), at which time the Company changed its name to COMFORCE Global, Inc.. The Company provides telecommunications and computing staffing and consulting services worldwide.

2.       Summary of Significant Accounting Policies:

Revenue Recognition

Revenue for providing staffing services is recognized at the time such services are rendered.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid short-term investments with an original maturity of three months or less. Cash equivalents consists primarily of money market funds.

Accounts Receivable and Unbilled Accounts  Receivable

Accounts receivable consists of those amounts due to the Company for staffing services rendered to various customers. Accrued revenue consists of revenues earned and recoverable costs for which billings have not yet been presented to the customers as of the balance sheet dates.

Property and Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of disposal, with any resulting profit or loss included in income. Depreciation and amortization of assets are provided using the straight-line method over the estimated useful life of the asset.

Intangibles

Goodwill is amortized over 15 years on a straight line basis.

Income Taxes

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is recorded to reduce deferred tax assets to their expected realizable value. The cumulative effect of implementing SFAS No.
109 as of January 1, 1994 was not significant.

3.       Purchase of Assets:

On October 31, 1993, Spectrum Information Technologies, Inc. purchased the assets and assumed the liabilities of the Company (then known as Yield Industries, Inc.) and Wintec Corporation ("Wintec"). Subsequent to this, the name was changed to Spectrum Global Services, Inc. The acquisition has been accounted for as a purchase. The fair value of the assets acquired, including goodwill, was $4,120,000 and liabilities assumed totaled $199,000. Goodwill of approximately $2,465,000 is being amortized over 15 years on a straight-line basis.

4.       Property and Equipment:

Property and equipment are summarized as follows:

                                            Life of
                                           equipment       1995         1994
                                           ---------    ---------   ---------


     Office equipment                      3-5 years    $  61,311   $  37,211
     Furniture and fixtures                 5-years        65,144      32,577
                                                        ---------   ---------
                                                          126,455      69,788
       Less, accumulated depreciation                      32,747      13,911
                                                        ---------   ---------
                                                        $  93,708   $  55,877
                                                        =========   =========

5.       Income Taxes:
The provision for income taxes of $15,000 for the nine months ended September 30, 1995 and $14,740 for the year ended December 31, 1994 reflects minimum state and local income taxes as the Company has state net operating losses on separate Company returns. The Company files its federal income tax return as part of its parent's consolidated return. Due to significant losses of the parent, the Company has provided a full valuation on the potential future benefit from its federal net operating losses. Net losses for financial reporting purposes do not differ significantly from net losses for income tax purposes.

6.       Concentration of Credit Risk:
The Company's accounts receivable as of September 30, 1995 and December 31, 1994 consist primarily of amounts due from telecommunication companies. As a result, the collectibility of these receivables is dependent, to an extent, upon the economic condition of the telecommunications industry. At September 30, 1995 and December 31, 1994, the Company had four customers with accounts receivable balances that aggregated 48% and 46%, respectively, of the Company's total accounts receivable. Percentages of total revenues from significant customers for the nine month period ended September 30, 1995 and the year ended December 31, 1994 are summarized as follows:

                                        September 30,  December  31,
                                            1995           1994
                                        ------------   ------------

          Customer 1                         19.2%         19.9%
          Customer 2                         12.9%         12.8%
          Customer 3                         10.5%          9.9%


The Company maintains cash in bank accounts which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes they are not exposed to any significant credit risk on their cash balances. The Company believes it mitigates such risk by investing its cash through major financial institutions.

7.      Accrued Expenses:

Accrued expenses consist of the following:
                                                  1995          1994
                                              ------------   ------------

  Payroll and payroll taxes                   $    274,864   $    143,449
  Workers' compensation                             70,000         70,000
  Professional fees                                 42,408          7,531
  Vacation                                          27,595          8,723
  Other                                              8,713
                                              ------------   ------------
                                              $    423,580   $    229,703
                                              ============   ============

8.       Commitments and Contingencies:

Leases

At  September  30,  1995,   future  minimum  annual  rental   commitments  under
noncancelable operating leases are as follows:

     1996                         $   57,388
     1997                             58,583
     1998                             60,703
     1999                             62,913
     2000                             54,111
                                  ----------
                                  $  293,698
                                  ==========

Total rent expense for the nine month period ended September 30, 1995 and the year ended December 31, 1994 was $25,627 and $46,498, respectively.

9.       Charges From Parent:

For the nine months ended September 30, 1995 and the year ended December 31, 1994, approximately $1,139,560 and $803,280, respectively, was charged to the Company by its parent, Spectrum Information Technologies, Inc. as a management charge which reflects an allocation of corporate overhead. Management expects that such charges will no longer continue as a result of the sale of the Company to Lori. Such charges may not represent expenses that would have been incurred had the Company operated as a stand-alone entity.

In addition, the Company was charged by its parent company for insurance, rent, payroll, professional fees, and other miscellaneous office expenses. Such charges amounted to $236,808 and $506,113 for the nine month period ended September 30, 1995 and for the year ended December 31, 1994, respectively, and are included in general and administrative expenses.

The Company purchased furniture and equipment and was charged miscellaneous office expenses from its affiliates. Such charges amount to $1,014 and $29,967 in 1995 and 1994, respectively.

10.      Other Matters:

On January 26, 1995, Spectrum Information Technologies, Inc., filed petition for relief under Chapter 11 of the Bankruptcy Code (the Company was not included in such filing). The sale of the stock of the Company to Lori on October 17, 1995 was formally approved by the bankruptcy court.

Report of Independent Accountants




To the Shareholder

Williams Communication Services, Inc.
Englewood, Florida

We have audited the accompanying balance sheet of Williams Communication Services, Inc. as of December 31, 1995 and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Williams Communication Services, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





COOPERS & LYBRAND L.L.P.



Fort Myers, Florida
May 6, 1996

Williams Communication Services, Inc.
Balance Sheet
December 31, 1995


                                     ASSETS

CURRENT ASSETS

     Cash and cash equivalents                         $         0
     Accounts receivable                                   599,607
     Unbilled accounts receivable                          173,904
                                                        ----------

        Total current assets                               773,511


PROPERTY AND EQUIPMENT, net                                 25,329
                                                        ----------

        Total assets                                   $   798,840
                                                        ==========



                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
     Accounts payable                                  $     1,500
     Accrued liabilities                                    14,486
     Bank overdraft                                         49,313
     Income tax payable                                    326,475
                                                         ---------

        Total current liabilities                          391,774
                                                         ---------


STOCKHOLDERS' EQUITY
     Common stock, 1,000 shares,
        issued and outstanding, $1 par value                 1,000
     Retained earnings                                     406,066
                                                         ---------

        Total stockholders' equity                         407,066
                                                         ---------

        Total liabilities and stockholders' equity      $  798,840
                                                         =========




The accompanying notes are an integral part of these financial statements.

Williams Communication Services, Inc.
Statement of Operations and Retained Earnings year ended December 31, 1995




Sales                                                   $   4,177,871
                                                          -----------

Direct costs and expenses:
     Cost of sales                                          3,021,251
     General and administrative expenses                      450,225
                                                          -----------

        Total direct costs and expenses                     3,471,476
                                                          -----------

        Income before provision for income taxes              706,395

Income tax provision                                          354,056
                                                          -----------

        Net income                                            352,339

Retained earnings, beginning of year                           53,727
                                                          -----------

Retained earnings, end of year                          $     406,066
                                                          ===========





The accompanying notes are an integral part of these financial statements.

Williams Communication Services, Inc.
Statement of Cash Flows
year ended December 31, 1995



CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                   $   352,339
     Adjustments to reconcile net income to net cash
          provided by operating activities
        Depreciation                                                      723
        Changes in assets and liabilities
          (Increase) decrease in:
             Accounts receivable                                     (293,361)
             Unbilled accounts receivable                             (68,761)
             Deposits                                                   3,000
             Other assets                                                 240
          Increase (decrease) in:
             Accounts payable                                            (256)
             Accrued liabilities                                      290,692
             Bank overdraft payable                                    49,313
                                                                   ----------
                Net cash provided by operating activities             333,929
                                                                   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                               (25,299)
                                                                   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Repayments of stockholder loan                                  (309,500)
                                                                   ----------

                Net decrease in cash and cash equivalents                (870)

                Cash and cash equivalents at beginning of year            870
                                                                   ----------

                Cash and cash equivalents at end of year          $         0
                                                                   ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

     Cash paid during the year for interest                       $     1,586
                                                                   ==========

     Cash paid during the year for income taxes                   $    27,580
                                                                   ==========


The accompanying notes are an integral part of these financial statements.

Williams Communication Services, Inc.
Notes to Financial Statements


  1.   Description of Business:

       Williams Communications Services, Inc. (the Company), a Florida corporation, provides a wide range of technical and consulting services to communication clients through the use of personnel who are designers, drafters, engineers, programmers and other types of technicians. The personnel are utilized by the clients on a temporary, project, or peak-period basis.



  2.   Summary of Significant Accounting Policies:

       Revenue Recognition: Revenue is recognized at the time such services are rendered to the client.

       Accounts Receivable and Unbilled Accounts Receivable: Accounts receivable consists of those amounts due to the Company for services rendered to various customers.

       Unbilled accounts receivable consists of revenues earned and recoverable costs for which billings have not yet been presented to the customers as of the balance sheet date.

       Property and Equipment: Property and equipment is recorded at cost. Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of disposal, with any resulting profit or loss included in income.

       Depreciation of assets have been computed using the straight-line method over the estimated useful lives of the assets.

       Income Taxes: The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       As of December 31, 1995, deferred tax assets and liabilities are immaterial in amount, and management has elected not to record them in the financial statements.

       The provision for income taxes does not bear the normal relationship to net income due to the deductibility of only a portion of the amount of meals reimbursed to employees.

       Management's Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  3.   Property and Equipment:

       Property and equipment consisted of the following at December 31, 1995:


                 Office equipment                     $    15,000
                 Furniture and fixtures                     3,342
                 Vehicle                                   25,300
                                                       ----------
                                                           43,642

                 Less accumulated depreciation            (18,313)
                                                       ----------

                                                      $    25,329
                                                       ==========


  4.   Concentration of Credit Risk:

       Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. During the normal course of business, the Company extends credit to customers located throughout the United States. At December 31, 1995, the Company had approximately 90% or $699,000 of its billed and unbilled accounts receivable due from two customers. The payment history of each customer has been considered in determining the need for an allowance for doubtful accounts. Sales to these customers aggregated approximately $3,062,000, which represented approximately 74% of total sales for the year ended December 31, 1995. The Company maintains substantially all of its cash investments with what it believes to be high quality financial institutions. The Company's investment policy is to limit concentrations of credit risk.

  5.   Income Taxes:

       For the year ended  December 31,  1995,  the  provision  for income taxes
       represents   current  income  taxes.  The  components  of  the  Company's provision for income taxes are as follows:


                 Federal            $  302,556

                 State                  51,500
                                     ---------

                                    $  354,056
                                     =========



  6.   Subsequent Event:

       On February 29, 1996, all of the equipment and intangible assets used in the operation of the Company's business were acquired by COMFORCE Global, Inc.

To The Shareholders
RRA, Inc., Datatech Technical Services, Inc.
  and Project Staffing Support Team, Inc.

INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying combined balance sheets of RRA, Inc., Datatech Technical Services, Inc., and Project Staffing Support Team, Inc. as of December 31, 1995 and 1994, and the related combined statements of income, changes in shareholder's equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RRA, Inc., Datatech Technical Services, Inc., and Project Staffing Support Team, Inc. as of December 31, 1995 and 1994, and the results of their operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


ALEXANDER & DEVOLEY, P.C.


Phoenix, Arizona
February 1, 1996

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                             COMBINED BALANCE SHEET

                 For the Years Ended December 31, 1995 and 1994

                                     ASSETS

                                                          1995           1994
                                                        ----------    ----------
CURRENT ASSETS:
         Cash ......................................    $   53,662    $  426,312
         Accounts receivable - trade ...............     5,292,779     3,434,704
         Other accounts receivable .................         4,810        10,411
         Note receivable - employee, current
           portion (Note 2) ........................         9,440         1,810
         Note receivable - related parties,
           current portion (Note 2) ................       237,114       148,050
         Prepaid expenses ..........................        49,616        27,284
         Investments ...............................         4,925          --
                                                        ----------    ----------

     Total current assets ..........................     5,652,346     4,048,571
                                                        ----------    ----------


PROPERTY AND EQUIPMENT (NOTE 1):
         Office furniture and equipment ............       438,607       346,395
         Leasehold improvements ....................       131,325       114,435
         Vehicles ..................................        23,912       215,330
                                                        ----------    ----------
                                                           593,844       676,160
         Less accumulated depreciation and
           amortization ............................       329,890       321,003
                                                        ----------    ----------

                                                           263,954       355,157
                                                        ----------    ----------

OTHER ASSETS:
         Refundable deposits .......................         9,666        50,396
         Note receivable - employee, long-
           term portion (Note 2) ...................         8,829         7,412
         Note receivable - related parties,
           long-term portion (Note 2) ..............       216,000       216,000
         Deferred loan fee, less amortization
           of $3,333 in 1995 and $5,312 in 1994 ....         1,667         2,188
         Organizational costs, less accumulated
           amortization of $13,121 in 1995 and
           $9,841 in 1994 (Note 1) .................         3,280         6,560
         Client lists, less amortization of
           $14,625 in 1995 and $8,125 in 1994
           (Note 1) ................................         4,875        11,375
                                                        ----------    ----------

                                                           244,317       293,931
                                                        ----------    ----------

                                                        $6,160,617    $4,697,659
                                                        ==========    ==========


See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                             COMBINED BALANCE SHEET

                 For the Years Ended December 31, 1995 and 1994

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                          1995           1994
                                                        ----------    ----------

CURRENT LIABILITIES:
         Bank overdraft ............................    $  496,879    $  148,474
         Accounts payable ..........................        49,058        42,572
         Notes payable (Note 4) ....................        38,183        59,823
         Note payable - bank (Note 3) ..............     1,220,000     1,200,000
         Note payable - shareholder; due
           on demand at 9.5% .......................       100,000          --
         Current portion of long-term debt .........         6,657        62,978
         Accrued expenses:
           Wages, vacation, and holiday ............       756,096       817,041
           Payroll taxes and withholdings ..........       182,469       170,283
           Gross receipts tax ......................        78,141        64,565
           Self insurance claims (Note 1) ..........       140,000       120,000
           Interest ................................         9,483        10,999
           Pension plan contributions (Note 8) .....       720,000       285,287
                                                        ----------    ----------

         Total current liabilities .................     3,796,966     2,982,022
                                                        ----------    ----------




LONG-TERM DEBT (NOTE 5): ...........................          --          73,185
                                                        ----------    ----------




SHAREHOLDERS' EQUITY:

         Common stock (Note 7) .....................        19,560        19,560
         Additional paid-in capital ................       415,631       387,863
         Retained earnings .........................     1,928,460     1,235,029
                                                        ----------    ----------

                                                         2,363,651     1,642,452
                                                        ----------    ----------

                                                        $6,160,617    $4,697,659
                                                        ==========    ==========

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                          COMBINED STATEMENT OF INCOME

                 For the Years Ended December 31, 1995 and 1994




                                                      1995             1994
                                                 ------------      ------------

REVENUE ....................................     $ 52,011,107      $ 38,559,163

COST OF REVENUE ............................       47,830,459        35,601,360
                                                 ------------      ------------

GROSS PROFIT ...............................        4,180,648         2,957,803

GENERAL AND ADMINISTRATIVE EXPENSES ........        2,991,540         2,287,394
                                                 ------------      ------------

INCOME FROM OPERATIONS .....................        1,189,108           670,409
                                                 ------------      ------------

OTHER INCOME (EXPENSE):
   Interest expense ........................         (175,338)         (167,780)
   Interest income .........................           37,044            24,993
   Gain (Loss) on abandonment and
     sale of fixed assets ..................            5,385            (2,067)
                                                 ------------      ------------

                                                     (132,909)         (144,854)
                                                 ------------      ------------


NET INCOME .................................     $  1,056,199      $    525,555
                                                 ============      ============











See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

              COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                 For the Years Ended December 31, 1995 and 1994



                                                                             Additional
                                                             Common           Paid-in        Retained
                                                              Stock            Capital        Earnings        Total
                                                          -----------      -----------     -----------     -----------
BALANCE, DECEMBER 31, 1993 ......................         $    19,559      $   325,264     $   761,374     $ 1,106,197


ISSUANCE OF 100 SHARES OF
      COMMON STOCK (NOTE 7) .....................                   1             --              --                 1


CONTRIBUTIONS TO CAPITAL ........................                --             62,599            --            62,599


DISTRIBUTIONS TO SHAREHOLDERS ...................                --               --           (51,900)        (51,900)


NET INCOME - 1994 ...............................                --               --           525,555         525,555


BALANCE, DECEMBER 31, 1994 ......................              19,560          387,863       1,235,029       1,642,452

REDEMPTION OF STOCK AND
CAPITAL (NOTE 7) ................................                --            (25,000)           --           (25,000)

CONTRIBUTIONS TO CAPITAL (NOTE 7) ...............                --             52,768            --            52,768

DISTRIBUTIONS TO SHAREHOLDERS ...................                --               --          (362,768)       (362,768)

NET INCOME - 1995 ...............................                --               --         1,056,199       1,056,199
                                                          -----------      -----------     -----------     -----------

BALANCE, DECEMBER 31, 1995 ......................         $    19,560      $   415,631     $ 1,928,460     $ 2,363,651
                                                          ===========      ===========     ===========     ===========


See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                        COMBINED STATEMENT OF CASH FLOWS

                 For the Years Ended December 31, 1995 and 1994

                                                        1995             1994
                                                   ------------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Cash received from customers .............   $ 50,152,358    $ 37,544,620
      Cash paid to suppliers and employees .....    (50,220,197)    (36,842,673)
      Interest paid ............................       (176,854)        (98,437)
      Interest received ........................            674           3,544
                                                   ------------    ------------

NET CASH (USED IN) PROVIDED FROM OPERATING
      ACTIVITIES ...............................       (244,019)        607,054
                                                   ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures .....................       (109,101)       (321,652)
      Net receipts (advances) on related
     party loans ...............................         17,765         (17,845)
      Net receipts (advances) on employee loans           2,953          (9,222)
      Purchase of investment stock .............         (4,925)           --
                                                   ------------    ------------
NET CASH USED IN INVESTING ACTIVITIES ..........        (93,308)       (348,719)
                                                   ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Bank overdraft ...........................        348,405         148,474
      Net borrowings (payments) under line of
      credit agreements ........................         20,000         (41,660)
      Principal payments on notes payable-
        other ..................................        (21,640)       (117,649)
      Proceeds from stock issuance or
        capital contributions ..................         27,768          62,600
      Distributions to shareholders ............       (362,768)        (51,900)
      Proceeds from long-term debt .............           --           190,285
      Proceeds from sale of fixed assets .......         87,418
      Payments on long-term debt ...............       (129,506)        (54,122)
      Payment of deferred loan fee .............         (5,000)         (7,500)
                                                   ------------    ------------

NET CASH (USED IN) PROVIDED FROM
      FINANCING ACTIVITIES .....................        (35,323)        128,528
                                                   ------------    ------------

NET (DECREASE) INCREASE IN CASH ................       (372,650)        386,863

CASH AT BEGINNING OF YEAR ......................        426,312          39,449
                                                   ------------    ------------

CASH AT END OF YEAR ............................   $     53,662    $    426,312
                                                   ============    ============


See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                 For the Years Ended December 31, 1995 and 1994


                                                        1995            1994
                                                   ------------    ------------

RECONCILIATION OF NET INCOME TO NET
      CASH (USED BY) PROVIDED FROM
      OPERATING ACTIVITIES:

NET INCOME .......................................   $ 1,056,199    $   525,555
                                                     -----------    -----------

ADJUSTMENTS TO RECONCILE NET INCOME
TO NET CASH (USED BY) PROVIDED FROM OPERATING
ACTIVITIES:
    Depreciation and amortization ................       114,743        133,454
    (Gain) Loss on abandonment and sale of
           fixed assets ..........................        (5,385)         2,067
    Increase in accounts receivable ..............    (1,858,075)    (1,010,999)
    Decrease in other receivables ................         5,601          6,883
    Decrease (Increase) in prepaid
           expenses and deposits .................        18,398        (19,887)
    (Decrease) Increase in accounts
           payable ...............................        (3,014)        23,764
    Increase in accrued expenses .................       427,514        946,217
                                                     -----------    -----------

         Total adjustments .......................    (1,300,218)        81,499
                                                     -----------    -----------

NET CASH (USED BY) PROVIDED FROM OPERATING
      ACTIVITIES .................................   $  (244,019)   $   607,054
                                                     ===========    ===========







See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1995 and 1994


(1)           SIGNIFICANT ACCOUNTING POLICIES:

              Business organization

              RRA, Inc. (RRA) was incorporated in 1964 under the laws of the State of New York. Datatech Technical Services, Inc. (DTS) was
         incorporated in 1991 under the laws of the State of Arizona and commenced operations in 1992. Effective January 1, 1992, certain customer accounts and property and equipment of RRA were transferred to DTS in exchange for a down payment of $25,000 and a note for $150,000. The terms of the note call for 10 equal annual payments to RRA from DTS of $22,354, which includes principal and interest at 8%. The note receivable and note payable have been eliminated in combination. DTS charged RRA $225,350 in 1994 for a management fee. Any income or expense related to these transactions have been eliminated in combination. The Companies remain under common management and control. Ray Rashkin owns 100% of RRA. Stanley Rashkin owns 100% of DTS.

              Project Staffing support Team, Inc. (PSST) was incorporated under the laws of the State of Arizona and commenced operations in 1994. At inception, PSST was owned in equal shares by Ray Rashkin and Stanley Rashkin. PSST had no revenue in 1994, and absorbed $41,327 in costs.

              In 1995, RRA charged PSST $208,607 for a management fee. Ray Rashkin redeemed his shares during the year, leaving Stanley Rashkin as the sole shareholder of PSST (see note 7).

              Principles of combination

              These combined financial statements include the accounts of RRA, DTS, and PSST. All significant intercompany transactions and balances have been eliminated in combination.

              Nature of business

              The Companies provide highly trained individuals primarily to large corporate customers that contract with various governmental entities throughout the United States. The employees are provided on a temporary or semi-permanent basis. The individuals are employees of the Companies. The Companies maintain offices in Arizona, New York,
         Connecticut, New Mexico, Missouri, Washington, South Carolina, and California.

              The companies have two major contracts that are renewable. One of the contracts started early in 1994. Management is confident these contracts will continue. The largest of the two renewed for five years, and the other contract was extended for the second option year to January 1997.

              Property and equipment

              Property and equipment are stated at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the assets. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the lease term or the estimated useful lives of the assets. Depreciation expense was $99,442 and $118,362 in 1995 and 1994, respectively.

              Organizational costs, client lists and deferred loan fees

              Organizational costs for DTS are being amortized on a straight-line basis over five years. Client lists purchased for $19,500 are being amortized over three years. Deferred loan fees are being amortized over the term of the revolving line of credit agreement.

              Concentration of risks

              Periodically during the year, the Companies maintain cash in financial institutions in excess of the amounts insured by the Federal government.

              Income taxes

              The Companies have elected under applicable sections of the Internal Revenue Code to be treated as "S" Corporations for income tax purposes. Therefore, any income, loss and tax credits are reportable by the shareholders on their individual income tax returns. In 1995, the owners drew approximately $335,000 to pay estimated taxes on the earnings from these entities, with an additional $70,000 drawn in January 1996. Certain states in which the Companies do business do not recognize the "S" Corporation status or they impose minimum taxes. State income taxes are more of a license cost. They are included in administrative expenses in the accompanying combined statement of income. DTS reports to the Internal Revenue Service using the cash basis of accounting.

              Employee benefit plan

              The Companies maintain 401(k) plans and Section 125 cafeteria plans for the benefit of their employees. Employees elect to withhold specified amounts from their wages to contribute to the plans. The Companies have a fiduciary responsibility with respect to the plans.

              Estimated health self-insurance claims

              The Companies maintain a self-insurance plan for those employees who elect to participate. Under this plan, the Company is responsible for paying claims up to $40,000 annually per individual. There are provisions for reinsurance in the plan. The financial statements include an estimate for claims to be paid under this policy.

(2)           NOTES RECEIVABLE:

              Notes receivable - related parties consists of the following:

                                                         1995       1994
                                                       --------   --------

                  Note receivable - shareholder,
                  is an informal, unsecured
                  agreement due on demand with
                  interest at 8% ................      $  6,830   $ 57,604

                  Note receivable - shareholder,
                  is an informal, unsecured
                  agreement due on demand with
                  interest at 8% ................       213,737     81,705

                  Accrued interest on the above .        16,547      8,741
                                                       --------   --------

                  Total shown as a current asset       $237,114   $148,050
                                                       ========   ========
                  Note receivable - shareholder,
                  is an unsecured note which
                  requires monthly interest only
                  payments at prime plus 1.5%
                  through 2005 when all principal
                  and interest is due; 1995 and
                  1994 include $16,000 in accrued
                  interest receivable ...........      $216,000   $216,000
                                                       ========   ========

              Note receivable - employee consists of the following:

              Promissory note from one employee;
              payable weekly with interest at
              8%; note matures in July 1999;
              Upon termination, the note is
              immediatly due and payable.              $  7,374   $  9,222

              Promissory note from one employee;
              payable weekly with interest at
              9.5%; note matures in June 2000;
              secured by automobile.                     10,895         -
                                                       --------   --------
                                                         18,269      9,222
              Less current portion                        9,440      1,810
                                                       --------   --------
                                                       $  8,829   $  7,412
                                                       ========   ========


(3)  NOTE PAYABLE - BANK:

              Note payable - bank, consists of a revolving line of credit agreement which provides for borrowings up to the lesser of $4,000,000 or 80% of acceptable receivables as defined, payable in full May 1, 1996 with interest at prime plus .5%. The interest rate as of December 31, 1995 was 8.75%. The note is collateralized by accounts receivable, property and fixtures, and inventory, and is personally guaranteed by the shareholders. The line of credit agreement contains certain restrictive covenants regarding the financial position of the Companies. The Companies were in compliance with respect to the restrictive covenants as of December 31, 1995 and 1994.

(4)  NOTES PAYABLE - OTHER:

              Notes payable - other consists of the following:

                                                         1995       1994
                                                       --------   --------
              Unsecured note payable to an
              individual, due on demand with
              interest payable monthly at
              prime plus 1.5%.                         $     -    $  3,346

              Unsecured note payable to an
              individual, due on demand with
              interest payable monthly at
              prime plus 1.5%.                               -      56,477
                                                       --------   --------
                                                       $     -    $ 59,823
                                                       ========   ========



              A new agreement was entered at the end of 1995 with the party of the first note mentioned above . The note is due on demand with interest payable monthly at 11%. The balance on December 31, 1995 was $38,183.


(5)  LONG-TERM DEBT:

                                                        1995        1994
                                                      --------    --------


        6.75% notes payable to Toyota Motor
        Credit Corp; aggregate monthly payments
        of  $5,854,  including  interest;
        original amount of $190,285  beginning
        in January 1994; matures in January 1997;
        secured by vehicles.                          $   6,657   $ 136,163

        Less current portion                              6,657      62,978
                                                       --------    --------

                                                      $      -    $  73,185
                                                       ========    ========


              Eleven 1994 Toyota trucks were purchased in 1994 and were leased individually to a large customer for $550 per month. In 1995, ten of the vehicles were sold and the notes were paid off. The remaining note was paid off in January 1996.

(6)  COMMITMENTS:


              As of December 31, 1995, the Companies have the following commitments for operating facilities, which are accounted for as operating leases:

                                                                 Approximate
                                             Expiration          base monthly
                                              of lease               rent
                                           --------------        -----------

              Plainview, New York          Month-to-month          $  1,000
              Tempe, Arizona               January, 2000              4,380
              Albuquerque, New Mexico      October, 1996              1,185
              Stamford, Connecticut        Month-to-month               145
              Greenville, S. Carolina      June, 1996                   419
              Kennewick, Washington        October, 1996                705
              St. Louis, Missouri          December, 1996               554
              Carlsbad, New Mexico         December, 1996               450

              The Companies are responsible for property taxes, insurance and maintenance on certain leases.

              The Companies currently lease their office facilities in Tempe, Arizona from one of the shareholders. The lease contains a five-year renewal option. The rent on this office totalled $54,932 in 1995 and $47,938 in 1994.


              The following is a schedule by years of approximate future minimum
         rental  payments  on  operating   leases.   The  leases  in  New  York,
         Connecticut, and Arizona are included through 2000:


                         Year ended
                         December 31,
                         ------------

                             1996              $ 99,762
                             1997                66,300
                             1998                66,300
                             1999                66,300
                             2000                66,300
                                                -------
                                               $364,962
                                                =======


              Total rent expense was $98,822 for the year ended December 31, 1995, and $94,653 for 1994.

(7)  COMMON STOCK:

        Common stock consists of the following:
                                                         1995      1994
                                                       -------   -------

                  Common stock, RRA, no par;
                       authorized 200 shares;
                       issued and outstanding
                       100 shares .............        $19,558   $19,558

                  Common stock, DTS, $.01 par;
                       authorized 100 shares;
                       issued and outstanding
                       100 shares .............              1         1

                  Common stock, PSST, $.01 par;
                       authorized 100 shares;
                       issued and outstanding
                       100 shares (see below) .              1         1
                                                       -------   -------

                                                       $19,560   $19,560
                                                       =======   =======

              In July 1995, PSST redeemed Ray Rashkin's fifty shares upon his resignation as president of the corporation. The shares were retired by the corporation at fifty-percent of the net equity of the corporation as of June 30, 1995.

              This transaction had the effect of lowering the issued and outstanding shares to fifty. Paid in capital of PSST was reduced by $25,000. Ray Rashkin used the proceeds from the redemption as additional paid in capital of RRA, Inc.

(8)  MONEY PURCHASE PENSION PLAN:

              On June 1, 1993, the Company adopted a pension plan that contributes 10% to covered employees. This covered initially the Phoenix based administrative group. In December, 1993, the plan was amended to include employees at Lawrence Livermore National Laboratory effective January 1, 1994. In 1995, the administrative group was removed from the plan on January 1, and employees at Los Alamos were included as of May 1. The accrual as of December 31, 1995 and 1994 was $720,000 and $2855,287, respectively. Expense for 1995 and 1994 was $911,339 and $269,913, respectively.

(9)  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

              For purposes of the Statement of Cash Flows, management considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

              Bank overdrafts are included as a financing activity because of their direct relation to line of credit funding.

              Cash paid during the years ended
              December 31, 1995 and 1994 was as follows:

                                                 1995         1994
                                             ----------    ----------
                 Interest                   $   176,854   $   163,210
                                             ==========    ==========

              Noncash investing and financing activities

              During 1994, the Washington and Texas offices were closed. Assets with a book value of $2,067 were written off.

                   A financing arrangement for the purchase of trucks was entered in 1994. Assets were capitalized and loans were obtained totalling $190,285 in connection with this transaction.

              Common stock and paid in capital for PSST were made in 1994 through adjustments to retained earnings and notes receivable from related parties. In relation to this, the redemption of stock in 1995 for $25,000 was an adjustment to paid in capital and notes receivable (see note 7).

              In 1995, a truck owned by the company was purchased by an employee for a note for $12,000. A truck was purchased by a shareholder as a note receivable for $6829.


(10) LITIGATION, CLAIMS, AND ASSESSMENTS:

              DTS complied with a client request to place a former client employee on the DTS payroll for the purpose of providing payrolling services. The individual was involved in an accident during his employment which resulted in the death of the individual, reported injuries to another individual, and damage to the client's property. A claim has been made against DTS on the theory that the company is vicariously liable for the individual's alleged negligence in the accident.

              The injured individual has filed a personal injury lawsuit against DTS and the client. A recent settlement demand was made for $1.2 million. In addition, the client has informally requested that DTS settle with it for the property damage that they approximate to be $1.58 million.

              DTS will vigorously defend the current lawsuit and any other legal action that is taken against it in relation to this occurence.

              Due to the facts described above, the amount of possible loss to DTS cannot be reasonably estimated , although it is possible that a loss may occur as a result of this legal action. Any potential loss has not been recorded on the accompanying financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                            COMBINED COST OF REVENUE

                 For the Years Ended December 31, 1995 and 1994


                                                 1995          1994
                                             -----------   -----------


          Salaries .......................   $38,288,202   $28,451,365

          Payroll Taxes ..................     3,335,931     2,493,840

          Per Diem .......................     1,524,415       714,387

          Healthcare Benefits ............     1,173,836       986,378

          Other ..........................        57,894       199,329

          Subcontractors .................          --          19,975

          Vacation and Holiday Pay .......     2,276,145     2,231,270

          Workman's Compensation Insurance       262,697       234,903

          Pension Plan ...................       911,339       269,913
                                             -----------   -----------
                                             $47,830,459   $35,601,360
                                             ===========   ===========

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                  COMBINED GENERAL AND ADMINISTRATIVE EXPENSES

                 For the Years Ended December 31, 1995 and 1994



                                                  1995         1994
                                               ----------   ----------

          Salaries:
               Officers ....................   $  462,217   $  326,333
               Office ......................      897,526      619,640
          Payroll Taxes ....................       97,141       72,113
          Accounting .......................       23,221       10,850
          Advertising ......................       85,984       37,844
          Business Developments ............       66,241        5,587
          Commissions ......................       85,279       42,150
          Depreciation and Amortization ....      114,743      133,454
          Insurance ........................      129,973      105,860
          Legal Fees .......................       82,644       89,082
          Licenses and Fees ................       12,873        3,150
          Miscellaneous ....................       59,997      124,164
          Office Expense ...................      165,433      117,798
          Outside Services .................      159,348      147,220
          Property Taxes ...................       11,221        2,430
          Rent .............................      104,968       96,010
          Repairs and Maintenance ..........       25,242        9,821
          Telephone ........................      104,230       90,802
          Travel and Subsistence ...........      287,473      237,242
          Utilities ........................       15,786       15,844
                                               ----------   ----------
                                               $2,991,540   $2,287,394
                                               ==========   ==========

To The Shareholders
RRA, Inc., Datatech Technical Services, Inc.
  and Project Staffing Support Team, Inc.

INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying combined balance sheets of RRA, Inc., Datatech Technical Services, Inc., and Project Staffing Support Team, Inc. as of December 31, 1994 and 1993, and the related combined statements of income, changes in shareholder's equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RRA, Inc., Datatech Technical Services, Inc., and Project Staffing Support Team, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



ALEXANDER & DEVOLEY, P.C.


Phoenix, Arizona
February 1, 1995

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                             COMBINED BALANCE SHEET

                 For the Years Ended December 31, 1994 and 1993

                                     Assets

                                                            1994          1993
                                                         ---------     ---------
CURRENT ASSETS:
         Cash ......................................    $  426,312    $   39,449
         Accounts receivable -
           Trade, less allowance for doubtful
           accounts of $10,000 in 1993 (Note 3) ....     3,434,704     2,423,705
         Other accounts receivable .................        10,411        17,294
         Note receivable - employee, current
           portion (Note 2) ........................         1,810          --
         Note receivable - related parties,
           current portion (Note 2) ................       148,050       130,205
         Prepaid expenses ..........................        27,284        32,724
                                                        ----------    ----------
           Total current assets ....................     4,048,571     2,643,377
                                                        ----------    ----------


PROPERTY AND EQUIPMENT (NOTE 1):
         Office furniture and equipment ............       346,395       283,571
         Leasehold improvements ....................       114,435        92,552
         Vehicles ..................................       215,330         2,300
                                                        ----------    ----------
                                                           676,160       378,423
         Less accumulated depreciation and
           amortization ............................       321,003       224,490
                                                        ----------    ----------

                                                           355,157       153,933
                                                        ----------    ----------

OTHER ASSETS:
         Refundable deposits .......................        50,396        25,069
         Note receivable - employee, long-
           term portion (Note 2) ...................         7,412          --
         Note receivable - related parties,
           long-term portion (Note 2) ..............       216,000       216,000
         Deferred loan fee, less amortization
           of $5,312 (Note 1) ......................         2,188          --
         Organizational costs, less accumulated
           amortization of $9,841 in 1994 and
           $6,560 in 1993 (Note 1) .................         6,560         9,841
         Client lists, less amortization of
           $8,125 in 1994 and $1,623 in 1993
           (Note 1) ................................        11,375        17,877
                                                        ----------    ----------
                                                           293,931       268,787
                                                        ----------    ----------

                                                        $4,697,659    $3,066,097
                                                        ==========    ==========

See accompanying notes to financial statements.

                 RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                             COMBINED BALANCE SHEET

                 For the Years Ended December 31, 1994 and 1993


                                   LIABILITIES

                                                           1994          1993
                                                         ---------     ---------

CURRENT LIABILITIES:
         Bank overdraft ............................    $  148,474    $     --
         Accounts payable ..........................        42,572        18,808
         Notes payable (Note 4) ....................        59,823       177,472
         Note payable - bank (Note 3) ..............     1,200,000     1,241,660
         Current portion of long-term debt .........        62,978          --
         Accrued expenses:
           Wages, vacation, and holiday ............       817,041       213,770
           Payroll taxes and withholdings ..........       170,283       205,544
           Gross receipts tax ......................        64,565        57,128
           Self insurance claims (Note 1) ..........       120,000        30,000
           Interest ................................        10,999         6,429
           Pension plan contributions (Note 8) .....       285,287         9,089
                                                        ----------    ----------
         Total current liabilities .................     2,982,022     1,959,900
                                                        ----------    ----------

LONG-TERM DEBT (NOTE 5): ...........................        73,185          --
                                                        ----------    ----------

SHAREHOLDERS' EQUITY:
         Common stock (Note 7) .....................        19,560        19,559
         Additional paid-in capital ................       387,863       325,264
         Retained earnings .........................     1,235,029       761,374
                                                        ----------    ----------
                                                         1,642,452     1,106,197
                                                        ----------    ----------

                                                        $4,697,659    $3,066,097
                                                        ==========    ==========

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                          COMBINED STATEMENT OF INCOME

                 For the Years Ended December 31, 1994 and 1993



                                                      1994              1993
                                                  ------------      ------------


REVENUE ....................................     $ 38,559,163      $ 25,016,730

COST OF REVENUE ............................       35,601,360        23,313,171
                                                 ------------      ------------

GROSS PROFIT ...............................        2,957,803         1,703,559

GENERAL AND ADMINISTRATIVE EXPENSES ........        2,287,394         1,487,757
                                                 ------------      ------------

INCOME FROM OPERATIONS .....................          670,409           215,802
                                                 ------------      ------------

OTHER INCOME (EXPENSE):
         Interest expense ..................         (167,780)         (133,311)
         Interest income ...................           24,993            23,540
         Loss on abandonment and
             sale of fixed assets ..........           (2,067)             --
                                                 ------------      ------------
                                                     (144,854)         (109,771)
                                                 ------------      ------------

NET INCOME .................................     $    525,555      $    106,031
                                                 ============      ============







See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

              COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                 For the Years Ended December 31, 1994 and 1993


                                               Additional
                                    Common      Paid-in       Retained
                                    Stock       Capital       Earnings         Total
                                -----------   -----------   -----------    -----------

BALANCE, DECEMBER 31, 1992 ..   $    19,559   $   240,264   $   662,843    $   922,666

CONTRIBUTION TO CAPITAL .....          --          85,000          --           85,000

DISTRIBUTION TO SHAREHOLDER .          --            --          (7,500)        (7,500)

NET INCOME - 1993 ...........          --            --         106,031        106,031
                                -----------   -----------   -----------    -----------
BALANCE, DECEMBER 31, 1993 ..        19,559       325,264       761,374      1,106,197


ISSUANCE OF 100 SHARES OF
      COMMON STOCK (NOTE 7) .             1          --            --                1

CONTRIBUTIONS TO CAPITAL ....          --          62,599          --           62,599

DISTRIBUTIONS TO SHAREHOLDERS          --            --         (51,900)       (51,900)

NET INCOME - 1994 ...........          --            --         525,555        525,555
                                -----------   -----------   -----------    -----------
BALANCE, DECEMBER 31, 1994 ..   $    19,560   $   387,863   $ 1,235,029    $ 1,642,452
                                ===========   ===========   ===========    ===========





See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                        COMBINED STATEMENT OF CASH FLOWS

                 For the Years Ended December 31, 1994 and 1993


                                                  1994             1993
                                             ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Cash received from customers .......   $ 37,544,620    $ 25,179,069
      Cash paid to suppliers and employees    (36,842,673)    (24,664,840)
      Interest paid ......................        (98,437)       (137,683)
      Interest received ..................          3,544              51
                                             ------------    ------------

NET CASH PROVIDED FROM OPERATING
      ACTIVITIES .........................        607,054         376,597
                                             ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures ...............       (321,652)        (55,553)
      Net advances on related party loans         (17,845)       (115,820)
      Net advances on employee loan ......         (9,222)           --
      Business list purchase .............           --           (19,500)
                                             ------------    ------------

NET CASH USED IN INVESTING ACTIVITIES ....       (348,719)       (190,873)
                                             ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Bank overdraft .....................        148,474            --
      Net payments under line of credit
        agreements .......................        (41,660)       (169,856)
      Principal payments on notes payable-
        other ............................       (117,649)        (69,251)
      Proceeds from stock issuance or
        capital contributions ............         62,600          85,000
      Distributions to shareholders ......        (51,900)         (7,500)
      Proceeds from long-term debt .......        190,285            --
      Payments on long-term debt .........        (54,122)           --
      Payment of deferred loan fee .......         (7,500)           --
                                             ------------    ------------

NET CASH PROVIDED FROM (USED IN)
      FINANCING ACTIVITIES ...............        128,528        (161,607)
                                             ------------    ------------

NET INCREASE IN CASH .....................        386,863          24,117

CASH AT BEGINNING OF YEAR ................         39,449          15,332
                                             ------------    ------------

CASH AT END OF YEAR ......................   $    426,312    $     39,449
                                             ============    ============




                See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                 For the Years Ended December 31, 1994 and 1993


                                                 1994          1993
                                            ------------   ------------

RECONCILIATION OF NET INCOME TO NET
      CASH USED IN OPERATING ACTIVITIES:

NET INCOME ..............................   $   525,555    $   106,031
                                            -----------    -----------

ADJUSTMENTS TO RECONCILE NET INCOME
      TO NET CASH PROVIDED FROM OPERATING
      ACTIVITIES:
         Depreciation and amortization ..       128,142         57,819
         Amortization of loan fee .......         5,312           --
         Loss on abandonment and sale of
           fixed assets .................         2,067           --
         (Increase) decrease in accounts
           receivable ...................    (1,010,999)       162,339
         Decrease in other receivables ..         6,883          7,220
         (Increase) decrease in prepaid
           expenses and deposits ........       (19,887)            72
         (Increase) decrease in accounts
           payable ......................        23,764         (5,801)
         Increase in accrued expenses ...       946,217         48,917
                                            -----------    -----------

         Total adjustments ..............        81,499        270,566
                                            -----------    -----------

NET CASH PROVIDED FROM OPERATING
      ACTIVITIES ........................   $   607,054    $   376,597
                                            ===========    ===========




See accompanying notes to financial statements.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1994 and 1993


(1)           SIGNIFICANT ACCOUNTING POLICIES:

              Business organization

              RRA,  Inc.  (RRA) was  incorporated  in 1964 under the laws of the
         State  of  New  York.  Datatech  Technical  Services,  Inc.  (DTS)  was
         incorporated in 1991 under the laws of the State of Arizona and commenced operations in 1992. Effective January 1, 1992, certain customer accounts and property and equipment of RRA were transferred to DTS in exchange for a down payment of $25,000 and a note for $150,000. The terms of the note call for 10 equal annual payments to RRA from DTS of $22,354 which includes principal and interest at 8%. The note receivable and note payable have been eliminated in combination. DTS charged RRA $225,350 in 1994 and $150,000 in 1993 for a management fee. Any income or expense related to these transactions have been eliminated in combination. The Companies remain under common management and control. Ray Rashkin owns 100% of RRA. Stanley Rashkin owns 100% of DTS.

              Project Staffing support Team, Inc. (PSST) was incorporated under the laws of the State of Arizona and commenced operations in 1994. PSST is owned in equal shares by Ray Rashkin and Stanley Rashkin. PSST had no revenue in 1994, and absorbed $41,327 in costs.

              Principles of combination

              These combined financial statements include the accounts of RRA, DTS, and PSST. All significant intercompany transactions and balances have been eliminated in combination.

              Nature of business

              The Companies provide highly trained individuals primarily to large corporate customers that contract with various governmental entities throughout the United States. The employees are provided on a temporary or semi-permanent basis. The individuals are employees of the Companies. The Companies maintain offices in Arizona, New York, Connecticut and New Mexico.

              The companies have two major contracts that are renewable. One of the contracts started early in 1994. Management is confident these contracts will continue. The largest of the two renewed for five years, and the other contract was extended for the first option year to January 1996.

              Property and equipment

              Property and equipment are stated at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the assets. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the lease term or the estimated useful lives of the assets. Depreciation and amortization expense was $118,362 and $52,914 in 1994 and 1993, respectively.

              Organizational costs, client lists and deferred loan fees

              Organizational costs for DTS are being amortized on a straight-line basis over five years. Client lists purchased for $19,500 are being amortized over three years. Deferred loan fees are being amortized over the term of the revolving line of credit agreement.

              Concentration of risks

              Periodically during the year, the Companies maintain cash in financial institutions in excess of the amounts insured by the Federal government.

              Income taxes

              The Companies have elected under applicable sections of the Internal Revenue Code to be treated as "S" Corporations for income tax purposes. Therefore, any income, loss and tax credits are reportable by the shareholders on their individual income tax returns. In 1995, the owners drew approximately $134,500 to pay the balance of estimated taxes on the earnings from these entities. Certain states in which the Companies do business do not recognize the "S" Corporation status or they impose minimum taxes. State income taxes are more of a license cost. They are included in administrative expenses in the accompanying combined statement of income. DTS reports to the Internal Revenue Service using the cash basis of accounting.

              Employee benefit plan

              The Companies maintain 401(k) plans and Section 125 cafeteria plans for the benefit of their employees. Employees elect to withhold specified amounts from their wages to contribute to the plans. The Companies have a fiduciary responsibility with respect to the plans.

              Estimated health self-insurance claims

              The Companies  maintain a self-insurance  plan for those employees who elect to participate. Under this plan, the Company is responsible for paying claims up to $30,000 annually per individual and approximately $300,000 in claims and premiums on a combined company-wide basis. There are provisions for reinsurance in the plan. The financial statements include an estimate for claims to be paid under this policy.

(2)           NOTES RECEIVABLE:

              Notes receivable - related parties consists of the following:

                                                           1994            1993
                                                        ---------     ---------

              Note receivable - shareholder,
              is an informal, unsecured
              agreement due on demand with
              interest at 8%                            $  57,604     $  69,685

              Note receivable - shareholder,
              is an informal, unsecured
              agreement due on demand with
              interest at 8%                               81,705        53,031

              Accrued interest on the above                 8,741         7,489
                                                        ---------     ---------

              Total shown as a current asset            $ 148,050     $ 130,205
                                                        =========     =========


              Note receivable - shareholder,
              is an unsecured note which requires
              monthly interest only payments at
              prime plus 1.5%  through 2005 when
              all principal and interest is due;
              1994 and 1993 include $16,000 in
              accrued interest receivable.              $ 216,000     $ 216,000
                                                        =========     =========

              Note receivable - employee consists of the following:

                                                           1994            1993
                                                        ---------     ---------

              Promissory note from one employee;
              payable weekly with interest at
              8%; note matures in July 1999.             $   9,222     $     -

              Less current portion                           1,810           -
                                                         ---------     ---------
                                                         $   7,412     $     -
                                                         =========     =========

(3)  NOTE PAYABLE - BANK:

              Note payable - bank, consists of a revolving line of credit agreement which provides for borrowings up to the lesser of $3,000,000 or 80% of acceptable receivables as defined, payable in full May 1, 1995 with interest at prime plus .75%. The interest rate as of December 31, 1994 was 8.0%. The note is collateralized by accounts receivable, property and fixtures, and inventory, and is personally guaranteed by the shareholders. The line of credit agreement contains certain restrictive covenants regarding the financial position of the Companies. The Companies were in compliance with respect to the restrictive covenants as of December 31, 1994.

              The agreement above replaced a similar agreement with another bank that matured in April 1994. This agreement, which was in effect at December 31, 1993, provided borrowings up to $2,000,000 with interest at prime plus 2%. Collateral, guarantees, and covenants were virtually the same as mentioned above.


(4)  NOTES PAYABLE - OTHER:

              Notes payable - other consists of the following:

                                                           1994          1993
                                                        ---------     ---------
              Unsecured note payable to an
              individual, due on demand with
              interest payable monthly at
              prime plus 1.5%.                          $   3,346     $  49,995

              Unsecured note payable to an
              individual, due on demand with
              interest payable monthly at
              prime plus 1.5%.                             56,477       127,477
                                                        ---------     ---------
                                                        $  59,823     $ 177,472
                                                        =========     =========


(5)  LONG-TERM DEBT:
                                                           1994          1993
                                                        ---------     ---------

        6.75% notes payable to Toyota Motor
        Credit Corp; aggregate monthly
        payments of $5,854, including interest;
        original amount of $190,285  beginning
        in January 1994; matures in January
        1997; secured by vehicles.                      $ 136,163     $     -

        Less current portion                               62,978           -
                                                        ---------     ---------

                                                        $  73,185     $     -
                                                        =========     =========

        Principal maturities are as follows:

                              1995                    $    67,364
                              1996                          5,821
                              1997                             -
                                                       ----------
                                                      $    73,185
                                                       ==========


              Eleven 1994 Toyota trucks were purchased and have been leased individually to a large customer for $550 per month.

(6)  COMMITMENTS:


              As of December 31, 1994, the Companies have the following commitments for operating facilities, which are accounted for as operating leases:

                                                            Approximate
                                           Expiration       base monthly
                                            of lease           rent
                                          --------------    ------------

              Farmingdale, New York       Month-to-month    $   1,700
              Tempe, Arizona              January, 1995         3,572
              Albuquerque, New Mexico     October, 1996         1,185
              Stamford, Connecticut       Month-to-month          320



              The Companies are responsible for property taxes, insurance and maintenance on certain leases.


              The Companies currently lease their office facilities in Tempe, Arizona from one of the shareholders. The lease contains two five-year renewal options which the Company intends to execute. The rent on this office totalled $47,938 in 1994 and $42,864 in 1993.


              The following is a schedule by years of approximate future minimum
         rental  payments  on  operating   leases.   The  leases  in  New  York,
         Connecticut, and Arizona are included through 1999:


                           Year ended
                          December 31,
                          ------------

                              1995          $ 93,492
                              1996            91,122
                              1997            79,272
                              1998            79,272
                              1999            79,272
                                             -------
                                            $422,430
                                             =======


              Total rent expense was $89,059 for the year ended December 31, 1993, and $94,653 for 1994.

(7)  COMMON STOCK:

          Common stock consists of the following:

                                                      1994           1993
                                                    --------      --------

          Common stock, RRA, no par;
               authorized 200 shares;
               issued and outstanding
               100 shares                          $  19,558     $  19,558

          Common stock, DTS, $.01 par;
               authorized 100 shares;
               issued and outstanding
               100 shares                                  1             1
          Common stock, PSST, $.01 par;
               authorized 100 shares;
               issued and outstanding
               100 shares                                  1             -
                                                    --------      --------

                                                   $  19,560     $  19,559
                                                    ========      ========


(8)  MONEY PURCHASE PENSION PLAN:

              On June 1, 1993, the Company adopted a pension plan that contributes 10% to covered employees. This covered initially the
         Phoenix based administrative group. The accrual for 1993 was approximately $9,000. In December, 1993, the plan was amended to include employees at Lawrence Livermore National Laboratory effective January 1, 1994. The Lawrence Livermore contract started on January 1, 1994. The accrual for 1994 was approximately $285,000. Expense for 1994 and 1993 was $269,913 and $9,089, respectively.


(9)  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

              For purposes of the Statement of Cash Flows, management considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

              Cash paid during the years ended
              December 31, 1994 and 1993 was as follows:

                                              1994          1993
                                           ----------    ----------

                      Interest            $    98,437   $   137,683
                                           ==========    ==========

              Noncash investing and financing activities

              During 1994, the Washington and Texas offices were closed. Assets with a book value of $2,067 were written off.

                   A financing arrangement for the purchase of trucks was entered in 1994. Assets were capitalized and loans were obtained totalling $190,285 in connection with this transaction.

              Common stock and paid in capital for PSST were made in 1994 through adjustments to retained earnings and notes receivable from related parties.

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                            COMBINED COST OF REVENUE

                 For the Years Ended December 31, 1994 and 1993


                                                       1994              1993
                                                   -----------       -----------


Salaries ...................................       $28,451,365       $18,864,072

Payroll Taxes ..............................         2,493,840         1,642,875

Per Diem ...................................           714,387           878,097

Healthcare Benefits ........................           986,378           348,047

Other ......................................           199,329           197,129

Subcontractors .............................            19,975             2,275

Vacation and Holiday Pay ...................         2,231,270         1,216,704

Workman's Compensation Insurance ...........           234,903           154,883

Pension Plan ...............................           269,913             9,089
                                                   -----------       -----------
                                                   $35,601,360       $23,313,171
                                                   ===========       ===========

                  RRA, INC., DATATECH TECHNICAL SERVICES, INC.
                     AND PROJECT STAFFING SUPPORT TEAM, INC.

                  COMBINED GENERAL AND ADMINISTRATIVE EXPENSES

                 For the Years Ended December 31, 1994 and 1993



                                                       1994              1993
                                                   -----------       -----------

Salaries:
     Officers ..............................        $  326,333        $  179,148
     Office ................................           619,640           468,159

Payroll Taxes ..............................            72,113            54,095

Accounting .................................            10,850            26,991

Advertising ................................            37,844            19,738

Business Developments ......................             5,587             6,608

Commissions ................................            42,150            27,763

Depreciation and Amortization ..............           128,142            57,819

Insurance ..................................           105,860            65,248

Legal Fees .................................            89,082            45,291

Licenses and Fees ..........................             8,462             5,182

Miscellaneous ..............................           124,164            57,037

Office Expense .............................           117,798            73,279

Outside Services ...........................           147,220            81,054

Property Taxes .............................             2,430             1,855

Rent .......................................            96,010            89,059

Repairs and Maintenance ....................             9,821             9,321

Telephone ..................................            90,802            82,997

Travel and Subsistence .....................           237,242           124,032

Utilities ..................................            15,844            13,081
                                                    ----------        ----------

                                                    $2,287,394        $1,487,757
                                                    ==========        ==========

                                                                         ANNEX A

         Included in this Annex A are (i) a description of the amendments proposed to be made to the Company's Long-Term Stock Investment Plan (the "Plan") and (ii) a copy the Plan, as proposed to be amended.


             PROPOSED AMENDMENTS TO LONG-TERM STOCK INVESTMENT PLAN


At Section 1.01, change "The Lori Corporation" to "COMFORCE Corporation (formerly The Lori Corporation)."

At Section 1.03, add the following between the second and third sentences:

         Non-employee directors, however, shall only be eligible for formula awards under Article 6.

At Section 1.05(a), change "1,500,000" in the second sentence to "4,000,000."

At Section 2.03, add the following at the beginning of the first sentence:

         Except as otherwise provided herein in the case of an exchange,

At Section 2.03, add the following at the end of this section:

         Notwithstanding the foregoing, if a Stock Option is granted under this Plan in exchange for a stock option granted outside this Plan, the per share exercise price of the Stock Option issued under this Plan may, at the election of the Administrator, be the same price as that of the stock option granted outside this Plan which is being exchanged.

At Section 2.04, add the following in lieu of the first sentence:

         Each Stock Option shall first be exercisable and/or become exercisable according to such vesting schedule as is determined by the Administrator and provided in the Stock Option Agreement. Each Stock Option shall be for a term of 10 years, subject to earlier termination as provided in Section 2.07, 2.08 or 2.09, unless the Stock Option Agreement expressly provides for a different term, not in excess of 10 years, and/or expressly provides that the provisions of any or all of
         Section 2.07, 2.08 or 2.09 shall not apply to cause the Stock Option to earlier terminate.

At Section 3.04, add the following in lieu of the first sentence:

         Each Incentive Stock Option shall first be exercisable and/or become exercisable according to such vesting schedule as is determined by the Administrator and provided in the Incentive Stock Option Agreement. Each Incentive Stock Option shall be for a term of 10 years, subject to earlier termination as provided in Section 3.07, 3.08 or 3.09, unless the Incentive Stock Option Agreement expressly provides for a different term, not in excess of 10 years, and/or expressly provides that the provisions of any or all of Section 3.07, 3.08 or 3.09 shall not apply to cause the Incentive Stock Option to earlier terminate, so long as such modifications shall not cause the Incentive Stock Option granted thereby to cease to qualify as an "incentive stock option" under
         Section 422 of the Internal Revenue Code.

At Section 5.10(b), add the following at the end of this section:

         No amendment which affects one or more provisions of the Plan which are required under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, for qualification of Article 6 as a formula plan, including the designation of the persons entitled to receive a grant of a Stock Option, the Stock Option price, the number of shares that are granted under a Stock Option, and the timing of the grant or exercise of Stock Options, (or otherwise would cause Rule 16b-3 to become inapplicable) may be made within six (6) months of a prior amendment which also affects one of those provisions.

Add new Article 6 as follows:


                                    ARTICLE 6
               NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN PROVISIONS

6.01.  Purpose.

         The purpose of this Article 6 is to provide a means whereby the Company may, through the grant of Options pursuant to a formula to non-employee directors of the Company, attract and retain persons of ability as directors (including directors who are also officers, but excluding directors who are also employees) and motivate those directors to exert their best efforts on behalf of the Company. In addition, the formula limitation established under this Article 6 for Stock Option awards to non-employee directors is to maintain the disinterested status of the recipients.

6.02.  Number of Shares Available.

         Subject to the aggregate number of shares of Common Stock provided for under the Plan, Stock Options shall be granted by the Company from time to time to non-employee directors of the Company as provided in this Article 6.

6.03.  Terms and Conditions.

         All options granted under this Article 6 shall constitute Stock Options and not Incentive Stock Options. Each Stock Option granted under this
         Article 6 shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following expressed terms and conditions and to other terms and conditions as the Committee may deem appropriate, including those imposed by Section 5.10 following amendment of the Plan requiring stockholder approval.

         (a) Grant of Stock Option. Subject to the limitations provided under this paragraph (a) of Section 6.03, Stock Options shall be granted to each non-employee director as follows: (i) a Stock Option for 10,000 shares of Common Stock, following the non-employee director's initial election to the Board of Directors of the Company (or the effective date of this Article 6, if later) and
(ii) a Stock Option for 10,000 shares of Common Stock for each year thereafter during which the non-employee director is either reelected as a non-employee director or maintains that status. Each stock option granted shall become fully vested and exercisable on the first anniversary of the date of grant. On the date this Plan is amended to include this Article 6, subject to restrictions provided at Section 5.10, each current non-employee director shall be granted a Stock Option for shares of Common Stock in an amount to be determined using the same formula as is provided for under the preceding sentence but based upon all election and re-elections of that non-employee to the Board of Directors of the Company (and for years for which the non-employee director maintained membership on the Board) which occurred prior to the inclusion of this Article 6. After the initial grants, future grants shall be made annually on the same date as the annual meeting of the stockholders of the Company. The maximum aggregate number of shares of Common Stock which shall be granted under all Stock Options granted under this Article 6 to any individual non-employee director is 50,000.

         (b) Stock Option Price. The Stock Option price per share of Common Stock shall be, as provided under Section 2.03, the fair market value of a share of Common Stock on the date the Stock Option is granted (but in no event less than the par value if any).

         (c) Exercise in the Event of Death or Termination of Non-Employee Director Status. (1) If any participant shall die (i) while a non-employee director of the Company (ii) within three (3) months of ceasing to be a member of the Board of Directors of the Company other than for cause, or (iii) within three (3) months after the participant's resignation or removal as a non-employee director of the Company because the participant is permanently and totally disabled (as determined by the Administrator) the participant's Stock Options may be exercised by the person or persons to whom the participant's rights under the Stock Options pass by will or applicable law or if no person has that right, by the participant's executors or administrators, at any time, or from time to time (50 share increments), within one (1) year of the date of the participant's death if (c)(1)(i) of this Section 6.03 is applicable and within one (1) year of the date of the participant's resignation or removal if
(c)(1)(ii) or (iii) of this Section 6.03 is applicable, but in no event later than the expiration date specified in Section 2.04. (2) If a participant (i) resigns or is removed by the Company because of disability, or (ii) resigns because of retirement (s determined by the Administrator), the participant may exercise the participant's Stock Options at any time, or from time to time (50 share increments), within one (1) year of the date of the participant's resignation or removal, but in no event later than the expiration date specified in Section 2.04. Except as provided by (1) and (2) of this paragraph (c) of
Section 6.03, if a participant voluntarily resigns without cause or is involuntary removed without cause, the participant may exercise the participant's Stock Options at any time, or from time to time (50 share increments), within three (3) months of the date of the participant's resignation or removal, but in no event later than the expiration date specified in other portions of this Plan. (4) If a participant voluntarily resigns for cause or is involuntary removed for cause, the participant's Stock Options shall terminate immediately.

         (d) No Additional Rights. The Plan and any Stock Option granted under the Plan shall not confer upon any participant any right with respect to continued membership on the Board of Directors of the Company, nor any other position with the Company.

         (e) Other Terms. Except as modified under this Article 6, Stock Options granted to non-employee directors of the Company shall be subject to the provisions generally applicable to Stock Options under Article 2.

6.04.  Effective Date.

         The effective date of this Article 6 shall be January 1, 1996.

6.05.  Name.

         This Article of the Plan shall be known as the "Long-Term Stock Investment Plan for Non-Employee Directors."

                             COMFORCE CORPORATION
                         LONG-TERM STOCK INVESTMENT PLAN

                                    ARTICLE 1
                                     GENERAL

1.01.    Purpose.

         The purposes of this Long-Term Stock Investment Plan (the "Plan") are to: (1) closely associate the interests of the management of COMFORCE Corporation (formerly The Lori Corporation) and its subsidiaries and affiliates (collectively referred to as the "Company) with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

1.02.    Administration.

         (a) The Plan shall be administered by the Board of Directors of the Company or, if directed by the Board, a Committee of disinterested persons appointed by the Board (the "Committee"). The Committee, which shall be subject to the supervision of the Board, will be of such size, will have such authority and will have such members as the Board determines from time to time, and shall include at least two members of the Board to the extent two disinterested members are available and agree to serve on the Committee. During the one year prior to commencement of service on the Committee, the Committee members will not have participated in, and while serving and for one year after serving on the Committee, such members shall not be eligible for selection as persons to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted under the Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company. As used herein, the term "Administrator" shall mean the Board of Directors or, to the extent authority for any right, duty, power, or other obligation referred to herein has been conferred by the Board upon the Committee, shall mean the Committee.

          (b)  The  Administrator   shall  have  the  authority,   in  its  sole
               discretion and from time to time to:

          (i) designate the employees or classes of employees, as well as non-employees, eligible to participate in the Plan;

          (ii) grant awards provided in the Plan in such form and amount as the Administrator shall determine;

          (iii)impose such limitations, restrictions and conditions upon any such award as the Administrator shall deem appropriate; and

          (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

          (c) Decisions and determinations of the Administrator on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Board or the Committee, as applicable, shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

1.03.    Eligibility for Participation.

         Participants in the Plan shall be selected by the Administrator from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In addition, key non-employee consultants and agents who have the capability of making a substantial contribution to the success of the Company may also be allowed to be participants in the Plan. Non-employee directors, however, shall only be eligible for formula awards under Article 6. In making this selection and in determining the form and amount of awards, the Administrator shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.04.    Types of Awards Under Plan.

         Awards under the Plan may be in the form of any one or more of the following:

         (i)      Stock Options, as described in Article 2;

         (ii)     Incentive Stock Options, as described in Article 3; or

         (iv)     Alternate Appreciation Rights, as described in Article 4.

1.05.    Aggregate Limitation on Awards.

          (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The maximum number of shares of Common Stock which may be issued under the Plan shall be 4,000,000.

          (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

         (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of a Stock Option or Incentive Stock Option;

         (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Appreciation Rights shall be counted; and

         (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of a Stock Option or Incentive Stock Option.

         (c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised, or expires, shall again be available for issuance under the Plan.

1.06.    Effective Date and Term of Plan.

         (a) The Plan shall become effective as of January 1, 1993 so long as the Plan is approved and adopted by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1993 Annual Meeting of Shareholders of the Company.

         (b) No awards shall be made under the Plan after December 31, 2002; provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                    ARTICLE 2
                                  STOCK OPTIONS

2.01.    Award of Stock Options.

         The Administrator may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Administrator may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Administrator. The date a Stock Option is granted shall mean the date selected by the Administrator as of which the Administrator allots a specific number of shares to a participant pursuant to the Plan.

2.02.    Stock Option Agreements.

         The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option, stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Administrator may from time to time determine.

2.03.    Stock Option Price.

         Except as otherwise provided herein in the case of an exchange, the option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted. As used in this Plan, the "fair market value of a share of Common Stock on the date the Option is granted" shall mean the closing price of the Common Stock as reported on the American Stock Exchange on the trading day last ended prior to the time the Stock Option is granted, or if the Common Stock ceases to be traded on the American Stock Exchange, the last determinable market price or value as reasonably determined by the Administrator in accordance with customarily accepted practices for determining the price or value of stock traded in a like manner as the Common Stock is then traded. Notwithstanding the foregoing, if a Stock Option is granted under this Plan in exchange for a stock option granted outside this Plan, the per share exercise price of the Stock Option issued under this Plan may, at the election of the Administrator, be the same price as that of the stock option granted outside this Plan which is being exchanged.

2.04.    Term and Exercise.

         Each Stock Option shall first be exercisable and/or become exercisable according to such vesting schedule as is determined by the Administrator and provided in the Stock Option Agreement. Each Stock Option shall be for a term of 10 years, subject to earlier termination as provided in Section 2.07, 2.08 or 2.09, unless the Stock Option Agreement expressly provides for a different term, not in excess of 10 years, and/or expressly provides that the provisions of any or all of Section 2.07, 2.08 or 2.09 shall not apply to cause the Stock Option to earlier terminate.
No Stock Option shall be exercisable after the expiration of its option term.

2.05.    Manner of Payment.

         Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or with previously owned Common Stock.

2.06.    Certificates.

         As soon as practicable after receipt of payment for shares of Common Stock purchased upon the exercise of a Stock Option or Options. the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock. The optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

2.07.    Death of Optionee.

         (a) Upon the death of the optionee, any rights to the extent exercisable on the date of death may be exercised by the optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the optionee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.08.    Retirement or Disability.

         Upon termination of the optionee's employment by reason of retirement or permanent disability (as each is determined by the Administrator), the optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

2.09.    Termination for Other Reasons.

         Except as provided in Sections 2.07 and 2.08, or except as otherwise determined by the Administrator, all Stock Options shall terminate three months after the termination of the optionee's employment.

2.10.    Effect of Exercise.

         The exercise of any Stock Option shall cancel that number of related Alternate Appreciation Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said option.


                                    ARTICLE 3
                             INCENTIVE STOCK OPTIONS

3.01.    Award of Incentive Stock Options.

         The Administrator may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Administrator may prescribe, grant to any participant in the Plan who is an employeee of the Company or any of its subsidiaries one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended) ("Incentive Stock Options") to purchase for cash or shares the number of shares of Common Stock allotted by the Administrator. The date an Incentive Stock Option is granted shall mean the date selected by the Administrator as of which the Administrator allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its parent or subsidiaries unless the option price per share complies with the requirements set forth in 3.03.

3.02.    Incentive Stock Option Agreements.

         The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option, stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Administrator may from time to time determine.

3.03.    Incentive Stock Option Price.

         The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted, unless such option has been granted to an owner of 10% or more of the total combined voting power of the Company and its subsidiaries. In such a case, the option price shall be 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04.    Term and Exercise.

         Each Incentive Stock Option shall first be exercisable and/or become exercisable according to such vesting schedule as is determined by the Administrator and provided in the Incentive Stock Option Agreement. Each Incentive Stock Option shall be for a term of 10 years, subject to earlier termination as provided in Section 3.07, 3.08 or 3.09, unless the Incentive Stock Option Agreement expressly provides for a different term, not in excess of 10 years, and/or expressly provides that the provisions of any or all of Section 3.07, 3.08 or 3.09 shall not apply to cause the Incentive Stock Option to earlier terminate, so long as such modifications shall not cause the Incentive Stock Option granted thereby to cease to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code. No Incentive Stock Option shall be exercisable after the expiration of its option term.

3.05.    Maximum Amount of Incentive Stock Option Grant.

         The aggregate fair market value (determined on the date the option is granted) of Common Stock subject to an Incentive Stock Option granted to an optionee by the Administrator in any calendar year shall not exceed $100,000.

3.06.    Death of Optionee.

         (a) Upon the death of the optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the optionee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07.    Retirement or Disability.

                                                              ,,
         Upon the termination of the optionee's employment by reason of permanent disability or retirement (as each is determined by the Administrator), the optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option will not be available to an optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (it) three months after the date of termination of employment due to retirement.

3.08     Termination for Other Reasons.

         Except as provided in Sections 3.06 and 3.07 or except as otherwise determined by the Administrator, all Incentive Stock Options shall terminate three months after the termination of the optionee's employment.

3.09.    Applicability of Stock Options Sections.

         Sections 2.05. 2.06 and 2.10 hereof shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article 3 as though fully set forth herein.

                                    ARTICLE 4
                          ALTERNATE APPRECIATION RIGHTS

4.01     Award of Alternate Rights.

         Concurrently with or subsequent to the award of any Stock Option or Incentive Stock Option to purchase one or more shares of Common Stock, the Administrator may, subject to the provisions of the Plan and such other terms and conditions as the Administrator may prescribe, award to the optionee with respect to each share of Common Stock, a related alternate appreciation right ("Alternate Right"), permitting the optionee to be paid the appreciation on the option in lieu of exercising the option.

4.02.    Alternate Rights Agreement.

         Alternate Rights shall be evidenced by written agreements in such form as the Administrator may from time to time determine.

4.03.    Exercise.

         An optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections 4.4 and 4.5. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

4.04.    Amount of Payment.

         The amount of payment to which an optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the option related to said Alternate Right was granted or became effective, as the case may be.

4.05.    Form of Payment.

         The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 4.4 by the fair market value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock.

4.06.    Effect of Exercise.

         The exercise of any Alternate Rights shall cancel an equal number of Stock Options and Incentive Stock Options, if any, related to said Alternate Rights.

4.07.    Retirement or Disability.

         Upon termination of the optionee's employment (including employment as a director of the Company after an optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Administrator), the optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such six-month period.

4.08.    Death of Optionee or Termination for Other Reasons.

         Except as provided in Section 4.07, or except as otherwise determined by the Administrator, all Alternate Rights shall terminate upon the termination of the optionee's employment or upon the death of the optionee.

                                    ARTICLE 5
                                  MISCELLANEOUS

5.01.    General Restriction.

         Each award under the Plan shall be subject to the requirement that, if at any time the Administrator shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Administrator.

5.02.    Non-Assignability.

         No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

5.03.    Withholding Taxes.

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

5.04.    Right to Terminate Employment.

         Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

5.05.    Non-Uniform Determinations.

         The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

5.06.    Rights as a Stockholder.

         The recipient of any award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

5.07.    Leaves of Absence.

         The Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan previously made to any recipient who takes such leave of absence.

5.08.    Newly Eligible Employees.

         The Administrator shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an award or incentive period.

5.09.    Adjustments.

         In any event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Administrator may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options previously granted under the Plan, the option price of Options previously granted under the Plan and any and all other matters deemed appropriate by the Administrator.

5. 10.   Amendment of the Plan.

         (a) The Board of Directors of the Company may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

         (b) The Board of Directors of the Company may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Board may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 5.09 hereof), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her. No amendment which affects one or more provisions of the Plan which are required under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, for qualification of
Article 6 as a formula plan, including the designation of the persons entitled to receive a grant of a Stock Option, the Stock Option price, the number of shares that are granted under a Stock Option, and the timing of the grant or exercise of Stock Options, (or otherwise would cause Rule 16b-3 to become inapplicable) may be made within six (6) months of a prior amendment which also affects one of those provisions.

                                    ARTICLE 6

               NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN PROVISIONS

6.01.  Purpose.

         The purpose of this Article 6 is to provide a means whereby the Company may, through the grant of Options pursuant to a formula to non-employee directors of the Company, attract and retain persons of ability as directors (including directors who are also officers, but excluding directors who are also employees) and motivate those directors to exert their best efforts on behalf of the Company. In addition, the formula limitation established under this Article 6 for Stock Option awards to non-employee directors is to maintain the disinterested status of the recipients.

6.02.  Number of Shares Available.

         Subject to the aggregate number of shares of Common Stock provided for under the Plan, Stock Options shall be granted by the Company from time to time to non-employee directors of the Company as provided in this Article 6.

6.03.  Terms and Conditions.

         All options granted under this Article 6 shall constitute Stock Options and not Incentive Stock Options.

         Each Stock Option granted under this Article 6 shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following expressed terms and conditions and to other terms and conditions as the Committee may deem appropriate, including those imposed by Section 5.10 following amendment of the Plan requiring shareholder approval.

         (a) Grant of Stock Option. Subject to the limitations provided under this paragraph (a) of Section 6.03, Stock Options shall be granted to each non-employee director as follows: (i) a Stock Option for 10,000 shares of Common Stock, following the non-employee director's initial election to the Board of Directors of the Company (or the effective date of this Article 6, if later) and
(ii) a Stock Option for 10,000 shares of Common Stock for each year thereafter during which the non-employee director is either reelected as a non-employee director or maintains that status. Each stock option granted shall become fully vested and exercisable on the first anniversary of the date of grant. On the date this Plan is amended to include this Article 6, subject to restrictions provided at Section 5.10, each current non-employee director shall be granted a Stock Option for shares of Common Stock in an amount to be determined using the same formula as is provided for under the preceding sentence but based upon all election and re-elections of that non-employee to the Board of Directors of the Company (and for years for which the non-employee director maintained membership on the Board) which occurred prior to the inclusion of this Article 6. After the initial grants, future grants shall be made annually on the same date as the annual meeting of the shareholders of the Company. The maximum aggregate number of shares of Common Stock which shall be granted under all Stock Options granted under this Article 6 to any individual non-employee director is 50,000.

         (b) Stock Option Price. The Stock Option price per share of Common Stock shall be, as provided under Section 2.03, the fair market value of a share of Common Stock on the date the Stock Option is granted (but in no event less than the par value if any).

         (c) Exercise in the Event of Death or Termination of Non-Employee Director Status. (1) If any participant shall die (i) while a non-employee director of the Company (ii) within three (3) months of ceasing to be a member of the Board of Directors of the Company other than for cause, or (iii) within three (3) months after the participant's resignation or removal as a non-employee director of the Company because the participant is permanently and totally disabled (as determined by the Administrator) the participant's Stock Options may be exercised by the person or persons to whom the participant's rights under the Stock Options pass by will or applicable law or if no person has that right, by the participant's executors or administrators, at any time, or from time to time (50 share increments), within one (1) year of the date of the participant's death if
(c)(1)(i) of this Section 6.03 is applicable and within one (1) year of the date of the participant's resignation or removal if (c)(1)(ii) or (iii) of this
Section 6.03 is applicable, but in no event later than the expiration date specified in Section 2.04. (2) If a participant (i) resigns or is removed by the Company because of disability, or (ii) resigns because of retirement (s determined by the Administrator), the participant may exercise the participant's Stock Options at any time, or from time to time (50 share increments), within one (1) year of the date of the participant's resignation or removal, but in no event later than the expiration date specified in Section 2.04. Except as provided by (1) and (2) of this paragraph (c) of Section 6.03, if a participant voluntarily resigns without cause or is involuntary removed without cause, the participant may exercise the participant's Stock Options at any time, or from time to time (50 share increments), within three (3) months of the date of the participant's resignation or removal, but in no event later than the expiration date specified in other portions of this Plan. (4) If a participant voluntarily resigns for cause or is involuntary removed for cause, the participant's Stock Options shall terminate immediately.

         (d) No Additional Rights. The Plan and any Stock Option granted under the Plan shall not confer upon any participant any right with respect to continued membership on the Board of Directors of the Company, nor any other position with the Company.

         (e) Other Terms. Except as modified under this Article 6, Stock Options granted to non-employee directors of the Company shall be subject to the provisions generally applicable to Stock Options under Article 2.

6.04.  Effective Date.

         The effective date of this Article 6 shall be January 10, 1996.

6.05.  Name.

         This Article of the Plan shall be known as the "Long-Term Stock Investment Plan for Non-Employee Directors."

                                    PROXY

                              COMFORCE CORPORATION
   Solicited by The Board of Directors for the Annual Meeting of Stockholders

                               2001 Marcus Avenue
                          Lake Success, New York 11042

         The undersigned hereby appoints Michael Ferrentino and Christopher P. Franco as Proxies, each with the power to appoint his or her substitute, to vote all of the shares of common stock and Series E Preferred Stock of COMFORCE Corporation, a Delaware corporation (the "Company"), held of record by the undersigned on the record date, September 2, 1996, at the Annual Meeting of Stockholders to be held on September 27, 1996, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting. The undersigned directs said proxies to vote as specified upon the items shown on the reverse side, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement.

         Holders of record of the Company's Common Stock and Series E Preferred Stock at the close of business on the record date will be entitled to vote at the Annual Meeting. Holders of Common Stock will be entitled to one vote for each share then held. Holders of Series E Preferred Stock will be entitled to 100 votes for each share then held, such votes to be voted on a combined basis with the Common Stock and not on a class basis. Each stockholder may vote in person or by proxy, with the privilege of cumulative voting in connection with the election of directors. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may abstain from voting on any proposal or may withhold authority to vote for any nominee(s) by so indicating on the reverse side. Votes withheld for any nominee(s) for director will be cast for the remaining nominee(s).

The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Please mark each box with an "x".

          The Board of Directors Recommends a Vote "For" all proposals.



1. Election of Directors: Election of Directors: (Michael Ferrentino, Dr. Glen Miller, Keith Goldberg and Richard Barber have been nominated)

         FOR          Withheld         Withheld for the following
                                       for all following (write the
                                       nominee's name in the
                                       space below).


2.       Ratify issuance of stock

         FOR          Agaisnt          Abstain


3.       Ratify COMFORCE Global transactions

         FOR          Against          Abstain


4.       Amend Certificate of Incorporation
          to increase authorized capital stock

         FOR          Against          Abstain


5.       Amend Certificate of Incorporation
          to eliminate cumulative voting

         FOR          Against          Abstain


6.       Amend Long-Term Stock Investment Plan

         FOR          Against          Abstain


7.       Appointment of Independent Auditors

         FOR          Against          Abstain



         When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.


Dated:



Signature:



Signature if held jointly